          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999
                                                      REGISTRATION NOS. 33-34423
                                                                       811-06087

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                                                             [x]

                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]


                        POST-EFFECTIVE AMENDMENT NO. 28

                                                                             [x]

                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]


                                AMENDMENT NO. 30

                                                                             [x]
                            ------------------------

                                SALOMON BROTHERS
                                SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (800) 725-6666
                            ------------------------

                           ROBERT A. VEGLIANTE, ESQ.
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                             GARY S. SCHPERO, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:


[x] immediately upon filing pursuant to Rule 485(b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________________________________________________________________________

SALOMON BROTHERS
Investment Series


PROSPECTUS & APPLICATION
MAY 1, 1999


ASIA GROWTH FUND

CAPITAL FUND

CASH MANAGEMENT FUND

HIGH YIELD BOND FUND

INVESTORS FUND

NATIONAL INTERMEDIATE
MUNICIPAL FUND

NEW YORK MUNICIPAL
MONEY MARKET FUND

SMALL CAP GROWTH FUND

STRATEGIC BOND FUND

TOTAL RETURN FUND

U.S. GOVERNMENT INCOME FUND


The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

CONTENTS


Fund goals, strategies and risks:

     Asia Growth Fund..............................................................................     4
     Capital Fund..................................................................................     6
     Cash Management Fund..........................................................................     8
     High Yield Bond Fund..........................................................................    10
     Investors Fund................................................................................    12
     National Intermediate Municipal Fund..........................................................    14
     New York Municipal Money Market Fund..........................................................    16
     Small Cap Growth Fund.........................................................................    18
     Strategic Bond Fund...........................................................................    20
     Total Return Fund.............................................................................    23
     U.S. Government Income Fund...................................................................    26

More on the funds' investments.....................................................................    28

Management.........................................................................................    33

Choosing a class of shares to buy..................................................................    37

Buying shares and exchanging shares................................................................    43

Redeeming Shares...................................................................................    45

Other things to know about share transactions......................................................    47

Dividends, distributions and taxes.................................................................    49

Financial highlights...............................................................................    50


                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                                ABOUT THE FUNDS

Equity Funds               Fixed Income Funds              Money Market Funds
------------               ------------------              ------------------
Asia Growth Fund           High Yield Bond Fund            Cash Management Fund
Small Cap Growth Fund      Strategic Bond Fund             New York Municipal Money
Capital Fund               National Intermediate             Market Fund
Investors Fund               Municipal Fund
Total Return Fund          U.S. Government Income Fund


                            ABOUT MUTUAL FUND RISKS


An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                     Salomon Brothers Investment Series - 3

ASIA GROWTH FUND


 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in equity and equity-related securities of 'Asian companies'. The fund considers Asian companies to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. The fund also considers companies to be 'Asian companies' if Salomon Brothers Assets Management Asia
                         Pacific Limited, the fund's subadviser, determines that they: (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities which are traded principally on the stock exchange in an Asian country. The fund is not limited in its allocation of assets among Asian countries. More than 25% of the fund's assets may be invested in each of Hong
                         Kong, Malaysia, Singapore and Thailand and their currencies.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, the subadviser seeks to identify specific industries and
 SUBADVISER              companies which offer the best relative potential for long-term capital appreciation across
 SELECTS THE             Asian markets. Individual country weights compared to the benchmark (the Morgan Stanley
 FUND'S                  Capital International All Country Asia Free Ex-Japan Index) are managed tactically using
 INVESTMENTS             fundamental and quantitative analysis. In seeking to identify individual companies within
                         Asian industries, the subadviser tends to focus on companies that have the greatest growth potential and have strong cash flows.

                         In evaluating specific industries and country weighting, the subadviser considers macro economic factors such as government policies, market liquidity, industry competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries. The subadviser then employs a combination of quantitative and traditional fundamental analysis to identify individual companies within these industries which exhibit strong returns on equity, positive cash flows and favorable price-earnings ratios.
---------------------------------------------------------------------------------------------------------------------

Investments in
Asian companies
involve a substantial
risk of loss.

The fund is not
diversified, which
means that it can
invest a higher
percentage of its
assets in any one
issuer than a
diversified fund.
Being non-
diversified may
magnify the fund's
losses from events
affecting a
particular issuer.

PRINCIPAL RISKS          Investors could lose money on their investment in the fund, or the fund may not perform as
OF INVESTING IN          well as other investments, if any of the following occurs.
THE FUND                   The Asian securities markets decline.
                           Economic, political or social instabilities significantly disrupt the principal financial markets in the Asian Region.
                           Factors creating volatility in one Asian country or emerging market negatively impact securities values or trading in countries in the region.
                           The U.S. dollar appreciates against the Asian currencies.
                           One or more governments in the region imposes restrictions on currency conversion or trading.
                           Asian economies grow at a slower rate than expected or experience a downturn or recession.
                           In changing markets the fund may not be able to sell securities in desired amounts or at prices it considers reasonable.
                           The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or stock proves to be incorrect.


                           Salomon Brothers Investment Series - 4

Past performance does not           [GRAPHIC]
necessarily indicate how
the fund  will perform
in the future.

QUARTERLY RETURNS: Highest:
26.21% in 4th quarter 1998;
Lowest: -28.96% in 2nd
quarter 1998


                            TOTAL RETURN

                            The bar chart shows the
                            performance of the fund's
                            Class A shares for each of
                            the calendar years
                            indicated. Class B, 2 and
                            O shares would have different
                            performance because of their
                            different expenses. The
                            performance information
                            in the chart does not reflect
                            sales charges, which would
                            reduce your return.



--------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
--------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
       Class         Inception Date         1 Year                 Since Inception
 -------------------------------------------------------------------------------------------
 Class A                5/6/96            - 18.14%                   - 15.38%
 Class B                5/6/96            - 18.02%                   - 15.02%
 Class 2*               5/6/96            - 15.48%                   - 14.37%
 Class O                5/6/96            - 12.80%                   - 13.23%
 MSCI Index               n/a              - 7.79%                   - 21.31%
 -------------------------------------------------------------------------------------------


                           COMPARATIVE
                           PERFORMANCE

                           The table indicates the risk
                           of investing in the fund by
                           comparing the average annual
                           total return of the fund for
                           the periods shown to that of
                           the Morgan Stanley Capital
                           International All Country Asia
                           Free Ex-Japan Index.


                           *formerly Class C

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                   5.75%*      None      1.00%     None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%     None

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.80%      0.80%      0.80%     0.80%
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%      None
            Other expenses                           2.74%      2.75%      2.75%      2.75%
            Total annual fund operating expenses     3.79%      4.55%      4.55%      3.55%
-------------------------------------------------------------------------------------------

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.

                               FEES AND EXPENSES
                               This table sets forth the
                               fees and expenses you
                               will pay if you invest
                               in shares of the fund.
                               Because the manager agreed
                               to waive its management
                               fee and reimbursed certain
                               expenses for the fiscal
                               year ended December 31, 1998,
                               the actual total operating
                               expenses for each class were:
                               Class  A: 1.24%
                               Class  B: 1.99%
                               Class  2: 1.99%
                               Class  O: 0.99%
                               The manager may discontinue
                               this waiver at any time.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                             $ 934     $1,666     $2,416         $4,371
 Class B (redemption at end of period)                 956      1,674      2,501          4,440
 Class B (no redemption)                               456      1,374      2,301          4,340
 Class 2 (redemption at end of period)                 651      1,370      2,288          4,617
 Class 2 (no redemption)                               551      1,370      2,288          4,617
 Class O                                               358      1,088      1,840          3,818

 The example assumes:   You invest $10,000 for the period shown
                        You reinvest all distributions and dividends without a sales charge
                        The fund's operating expenses remain the same
                        Your investment has a 5% return each year
                        Redemption of your shares at the end of the period

                        This example helps you compare
                        the cost of investing in the
                        fund with other mutual funds.
                        Your actual cost may be higher
                        or lower.


                   Salomon Brothers Investment Series - 5

--------------------------------------------------------------------------------
 CAPITAL FUND


 INVESTMENT              The fund seeks capital appreciation through investment in securities which the manager
 OBJECTIVE               believes have above-average capital appreciation potential.
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization) at the beginning of their life cycles.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while diversifying the fund's
 MANAGER                 investments across industries, which may help to reduce risk. The manager seeks to identify
 SELECTS THE             those companies which offer the greatest potential for capital appreciation through careful
 FUND'S                  fundamental analysis of each company and its financial characteristics. The manager
 INVESTMENTS             evaluates companies of all sizes.
                         In selecting individual companies for investment, the manager looks for the following:
                           Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.
                           Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.
                           Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could lose money on their investment
 OF INVESTING IN         in the fund, or the fund may not perform as well as other investments, if any of the
 THE FUND                following occurs:
                           The U.S. stock market declines.
                           An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
                           The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or stock proves to be incorrect.
                           Greater volatility of share price because of the fund's ability to invest in small cap companies. Investing in small capitalization companies involves a substantial risk of loss. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                           be more sensitive to changes in earnings results and investor expectations.
                           have more limited product lines, capital resources and management depth.
                           experience sharper swings in market values.
                           be harder to sell at the times and prices the manager believes appropriate.
                           offer greater potential for gain and loss.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from events affecting a particular issuer.

                      Salomon Brothers Investment Series -- 6

Past performance does not                         [GRAPHIC]
necessarily indicate how the
fund will perform in the future.

QUARTERLY RETURNS: Highest:
22.50% in 4th quarter 1998;
Lowest: -16.17% in 3rd
quarter 1990

                               TOTAL RETURN

                               The bar chart shows the
                               performance of the fund's
                               Class O shares for each of
                               the past 10 calendar
                               years. Class A, B and 2
                               shares would have
                               different performance
                               because of their different
                               expenses. The performance
                               information in the chart
                               does not reflect sales
                               charges, which would
                                reduce your return.


-------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
-------------------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
                        Inception                                                 Since
        Class              Date         1 Year       5 Years       10 Years     Inception
-------------------------------------------------------------------------------------------
 Class A                 11/1/96        16.57%         n/a           n/a          23.74%
 Class B                 11/1/96        17.59%         n/a           n/a          25.16%
 Class 2*                11/1/96        20.38%         n/a           n/a          25.66%
 Class O                   n/a          23.83%        19.37%        17.56%         n/a
 Russell 3000 Index        n/a          24.14%        22.26%        18.48%         n/a


                               COMPARATIVE
                               PERFORMANCE

                               The table indicates
                               the risk of investing in the
                               fund by comparing the average
                               annual total return of the
                               fund for the periods shown to
                               that of the Russell 3000 Index.

*formerly Class C


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A    CLASS B    CLASS 2    CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                 5.75%*      None      1.00%      None
 Maximum deferred sales charge on redemptions       None      5.00%      1.00%      None

                           FEES AND EXPENSES

                           This table sets forth the fees
                           and expenses you will pay if you
                           invest in shares of the fund.

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.90%      0.90%      0.90%      0.90%
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%      None
            Other expenses                           0.19%      0.19%      0.19%      0.18%
            Total annual fund operating expenses     1.34%      2.09%      2.09%      1.08%
* If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.

-------------------------------------------------------------------------------------------



Caption>
-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                  1 YEAR    3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                               $104      $ 975     $1,267    $2,095
 Class B (redemption at end of period)                  712        955      1,324     2,143
 Class B (no redemption)                                212        655      1,124     2,043
 Class 2 (redemption at end of period)                  410        658      1,122     2,407
 Class 2 (no redemption)                                310        658      1,122     2,407
 Class O                                                110        343        595     1,317

 The example assumes:    You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.


                  Salomon Brothers Investment Series - 7

--------------------------------------------------------------------------------
 CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

 INVESTMENT              The fund seeks as high a level of current income as is consistent with liquidity and
 OBJECTIVE               stability of principal.
---------------------------------------------------------------------------------------------------------------------

 KEY                     The fund invests in high quality, U.S. dollar denominated short-term debt securities. The
 INVESTMENTS             fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, variable rate demand notes, obligations, mortgage-backed and asset-backed securities and repurchase agreements. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S.
                         dollar denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the funds, the manager looks for:
 MANAGER                   Eligible issuers with the most desirable credit quality
 SELECTS THE               The best relative values based on an analysis of yield, price, interest rate sensitivity
 FUND'S                    and credit quality
 INVESTMENTS               Maturities consistent with the manager's outlook for interest rates
---------------------------------------------------------------------------------------------------------------------

 There is no assurance that Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share.

 PRINCIPAL RISKS         Although the fund seeks to preserve the value of an investment at $1 per share, it is
 OF INVESTING IN         possible to lose money by investing in the fund, or the fund could underperform other short
 THE FUND                term debt instruments or money market funds if any of the following occurs:
                           Interest rates rise sharply.
                           An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                           The manager's judgment about the relative value or credit quality of a particular security proves to be incorrect.
                           The value of the fund's foreign securities go down because of unfavorable government actions or political instability.
                         Over time, a money market fund is likely to underperform other fixed income or equity investment options.

                      Salomon Brothers Investment Series--8

 Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 1.62% in 1st quarter 1991; Lowest: 0.66% in 4th quarter 1993

[GRAPH]

TOTAL RETURN

The bar chart shows the performance of the fund's Class O shares for each of the calendar years indicated. Class A, B and 2 shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.




-------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
-------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
-------------------------------------------------------------------------------------------
     Class         Inception Date        1 Year             5 Years                Since
                                                                                  Inception
-------------------------------------------------------------------------------------------
 Class A               1/3/95             5.2%                n/a               5.11%
 Class B               1/3/95             5.2%                n/a               5.09%
 Class 2*              1/3/95             5.2%                n/a               5.08%
 Class O               10/2/90            5.2%               4.98%              4.68%

The fund's 7-day yield as of December 31, 1998 was 4.82%.

COMPARATIVE
PERFORMANCE

The table indicates the average annual total return of the fund for the periods shown.

*formerly Class C
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2    CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                    None       None       None      None
 Maximum deferred sales charge on redemptions         None       None       None      None

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.20%      0.20%      0.20%      0.20%
            Distribution and service (12b-1) fee      None       None       None      None
            Other expenses                           0.47%      0.47%      0.47%      0.47%
            Total annual fund operating expenses     0.67%      0.67%      0.67%      0.67%

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager agreed to waive a portion of its management fee for the fiscal year ended December 31, 1998, the actual total operating expenses for each class were:
Class A: 0.55%
Class B: 0.55%
Class 2: 0.55%
Class O: 0.55%
The manager may discontinue this waiver at any time.
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                  1 YEAR    3 YEARS    5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                               $ 68      $ 214      $ 373   $835
 Class B                                                 68        214        373    835
 Class 2                                                 68        214        373    835
 Class O                                                 68        214        373    835

 The example assumes:    You invest $10,000 for the period shown
                          You reinvest all distributions and dividends without a sales charge
                          The fund's operating expenses remain the same
                          Your investment has a 5% return each year
                          Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.



                      Salomon Brothers Investment Series--9

--------------------------------------------------------------------------------

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize current income. As a secondary objective, the fund seeks capital
 OBJECTIVE               appreciation.
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in high yield fixed income securities issued by U.S. and foreign governments, their agencies and instrumentalities, supranational entities, and U.S. and foreign corporations. The fund may invest up to 35% of its assets in securities of foreign issuers, including issuers in emerging markets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may invest in individual securities of any maturity.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's economic view, industry outlook and
 MANAGER                 rigorous credit analysis. The manager then selects those individual securities that appear
 SELECTS THE             to be most undervalued and to offer the highest potential returns relative to the amount of
 FUND'S                  credit, interest rate, liquidity and other risk presented by these securities. The manager
 INVESTMENTS             allocates the fund's investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                          The strength of the issuer's financial resources.
                          The issuer's sensitivity to economic conditions and trends.
                          The issuer's operating history.
                          Experience and track record of issuer's management.
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                Investors could lose money on their investment in the fund, or the fund may not perform as
RISKS OF                 well as other investments, if any of the following occurs:
THE FUND
                           The issuer of a security owned by the fund defaults on its obligation to pay principal
Investments in             and/or interest or has its credit rating downgraded.
high yield                 Interest rates increase, causing the prices of fixed income securities to decline and
securities                 reducing the value of the fund's portfolio.
involves a                 The manager's judgment about the attractiveness, value or credit quality of a particular
substantial risk           security proves to be incorrect.
of loss.                   High yield securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following risks:

                                Increased price sensitivity to changing interest rates and to adverse economic and business developments
                                Greater risk of loss due to default or declining credit quality
                                Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
                                Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities

                       Salomon Brothers Investment Series--10

 Past performance does not necessarily indicate how the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 8.38% in 2nd quarter 1995;
 Lowest: -13.26% in 3rd quarter 1998

[GRAPH]

TOTAL RETURN

The bar chart shows the performance of the fund's Class A shares for each of the calendar years indicated. Class B, 2 and O shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.




------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
------------------------------------------------------------------------------------------
      Class         Inception Date         1 Year                 Since Inception
 Class A                2/22/95            -11.50%                     9.55%
 Class B                2/22/95            -11.97%                     9.54%
 Class 2*               2/22/95            -9.54%                      9.82%
 Class O                2/22/95            -6.90%                     11.16%
 SSB Index                n/a               3.60%                     10.97%

COMPARATIVE
PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Salomon Smith Barney High-Yield Market Index.

*formerly Class C

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 investment)                                      CLASS A    CLASS B    CLASS 2     CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                  4.75%*    None       1.00%      None
 Maximum deferred sales charge on redemptions       None      5.00%      1.00%      None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                         0.75%     0.75%      0.75%      0.75%
            Distribution and service (12b-1)        0.25 %    1.00%      1.00%      None
            fee
            Other expenses                          0.32%     0.32%      0.32%      0.34%
            Total annual fund operating             1.32%     2.07%      2.07%      1.09%
            expenses

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.


FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager agreed to waive a portion of its management fee for the fiscal year ended December 31, 1998, the actual total operating expenses for each class were:
Class A: 1.24%
Class B: 1.99%
Class 2: 1.99%
Class O: 1.01%
The manager may discontinue this waiver at any time.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                            $603       $873     $1,164      $1,990
 Class B (redemption at end of period)               710        949      1,314       2,128
 Class B (no redemption)                             210        649      1,114       2,028
 Class 2 (redemption at end of period)               408        652      1,112       2,386
 Class 2 (no redemption)                             308        652      1,112       2,386
 Class O                                             111        347        601       1,329

 The example assumes:     You invest $10,000 for the period shown
                          You reinvest all distributions and dividends without a sales charge
                          The fund's operating expenses remain the same
                          Your investment has a 5% return each year
                          Redemption of your shares at the end of the period.

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

-------------------------------------------------------------------------------

                      Salomon Brothers Investment Series--11

--------------------------------------------------------------------------------
 INVESTORS FUND
--------------------------------------------------------------------------------


 INVESTMENT              The primary investment objective of the fund is to seek long-term growth of capital. Current
 OBJECTIVE               income is a secondary objective.
---------------------------------------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in common stocks of established U.S. companies. The fund may also
 INVESTMENTS             invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while diversifying the fund's
 MANAGER                 investments across industries, which may help to reduce risk. The manager focuses on
 SELECTS THE             established large capitalization companies (over $5 billion in market capitalization),
 FUND'S                  seeking to identify those companies with solid growth potential at reasonable values. The
 INVESTMENTS             manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                           Long-term history of performance
                           Competitive market position
                           Competitive products and services
                           Strong cash flow
                           High return on equity
                           Strong financial condition
                           Experienced and effective management
                           Global scope
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL               Equity investments may involve added risks. Investors could lose money on their investment
 RISKS OF                in the fund, or the fund may not perform as well as other investments, if any of the
 INVESTING IN            following occurs:
 THE FUND
                           U.S. stock markets decline.
                           An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                           Large capitalization stocks fall out of favor with investors.
                           The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                      Salomon Brothers Investment Series--12

 Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.44% in 4th quarter 1998;
 Lowest: -14.05% in 3rd quarter 1990

[CHART]

TOTAL RETURN

The bar chart shows the performance of the fund's Class O shares for each of the past 10 years. Class A, B and 2 shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.
-------------------------------------------------------------------------------



THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT COMPARATIVE OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
---------------------------------------------------------------------------------------
                     Inception                                                 Since
      Class            Date         1 Year       5 Years       10 Years     Inception
 ---------------------------------------------------------------------------------------
 Class A             (1/3/95)       8.54%          n/a           n/a          24.67%
 Class B             (1/3/95)       9.25%          n/a           n/a          25.21%
 Class 2*            (1/3/95)       12.16%         n/a           n/a          25.27%
 Class O               n/a          15.44%        20.57%        16.60%         n/a
 S&P 500 Index         n/a          28.60%        24.05%        19.19%         n/a

COMPARATIVE PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Standard & Poor's 500 Stock Index.

*formerly Class C
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                   5.75%*      None      1.00%     None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%     None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.52%      0.52%      0.52%     0.52%
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%     None
            Other expenses                           0.11%      0.11%      0.11%     0.11%
            Total annual fund operating expenses     0.88%      1.63%      1.63%     0.63%

* If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                             $ 660      $ 840     $1,035     $1,597
 Class B (redemption at end of period)                 666        814      1,087      1,641
 Class B (no redemption)                               166        514        887      1,541
 Class 2 (redemption at end of period)                 364        519        888      1,923
 Class 2 (no redemption)                               264        519        888      1,923
 Class O                                                64        202        351        786

 The example assumes:    You invest $10,000 for the period shown
                          You reinvest all distributions and dividends without a sales charge
                          The fund's operating expenses remain the same
                          Your investment has a 5% return each year
                          Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the Fund with other mutual funds. Your actual cost may be higher or lower.


                      Salomon Brothers Investment Series--13

--------------------------------------------------------------------------------
 NATIONAL INTERMEDIATE MUNICIPAL FUND


 INVESTMENT              The fund seeks a high level of income which is exempt from regular federal income taxes.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in 'municipal securities,' which are debt obligations issued by any state and its political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to federal taxation. The fund may invest more than 25% of its assets in obligations whose payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic locations.
                         CREDIT QUALITY: The fund invests exclusively in municipal obligations rated in one of the four highest rating categories by a national rating organization at the time of purchase, or, if unrated, of equivalent quality as determined by the manager.
                         MATURITY: The fund normally maintains a market weighted average portfolio maturity of between three and ten years. However, the fund may invest in individual securities of any maturity.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 In selecting securities for the fund, the manager focuses upon developing a portfolio that
 MANAGER                 is diversified among states and types of municipal securities and also the appropriate
 SELECTS THE             maturity allocation for the fund within a given market environment. The manager:
 FUND'S                    Emphasizes investments in revenue bonds for essential services (i.e., water, electric,
 INVESTMENTS               power, sewer and select transportation authority) and in general obligation bonds of high-quality issuers.
                           Uses credit analysis to evaluate the relative attractiveness of various securities and sectors.
                           Seeks geographic and issuer diversification.
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund, or the fund may not perform as
 OF INVESTING IN         well as other investments, if any of the following occurs:
 THE FUND                  Interest rates rise, causing the value of the fund's portfolio to decline.
                           The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
                           Municipal securities fall out of favor with investors.
                           New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations.
                           The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.
                           The manager's judgment about the attractiveness, relative value or income potential of a particular security proves to be incorrect.
                         It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital gains will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains generally will be subject to state and local taxation.

                      Salomon Brothers Investment Series--14

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 2.95% in 2nd quarter 1997;
 Lowest: -0.39% in 1st quarter 1996

[CHART]

TOTAL RETURN

The bar chart shows the performance of the fund's Class A shares for each of the full calendar years indicated. Class B, 2 and O shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
 ------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
       Class         Inception Date         1 Year                 Since Inception
 ------------------------------------------------------------------------------------------
 Class A                2/22/95            -0.44%                      5.20%
 Class B                2/22/95            -1.26%                      4.95%
------------------------------------------------------------------------------------------
 Class 2*               2/22/95             1.68%                      5.35%
 Class O                2/22/95             4.76%                      6.68%
 ------------------------------------------------------------------------------------------
 Lehman Index             n/a               5.95%                      6.96%

COMPARATIVE
PERFORMANCE

The table indicates the risk of
investing in the fund by comparing
the average annual total return of
the fund for the periods
shown to that of the Lehman Brothers
1-10 Year Municipal Bond Index.

*formerly Class C

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                   4.75%*      None      1.00%     None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%     None

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.50%      0.50%      0.50%     0.50%
-------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%     None
            Other expenses                           0.92%      0.92%      0.92%     0.92%
-------------------------------------------------------------------------------------------
            Total annual fund operating expenses     1.67%      2.42%      2.42%     1.42%

* If you buy Class A shares in amounts of $50,000 or more the sales charge is lower.

FEES AND EXPENSES

This table sets forth the fees and
expenses you will pay if you
invest in shares of the fund.
Because the manager agreed to waive
its management fee and reimbursed
certain expenses for the fiscal
year ended December 31, 1998, the
actual total operating expenses for
each class were:
Class A: 0.75%
Class B: 1.50%
Class 2: 1.50%
Class O: 0.50%
The manager may discontinue this waiver at any time.

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS  10 YEARS
 Your costs would be
-------------------------------------------------------------------------------------------
 Class A                                             $ 637     $  976     $1,339    $2,357
-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 745      1,055      1,491     2,496
 Class B (no redemption)                               245        755      1,291     2,396
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 443        757      1,288     2,739
 Class 2 (no redemption)                               343        757      1,288     2,739
-------------------------------------------------------------------------------------------
 Class O                                               145        449        776     1,702
 The example assumes:   You invest $10,000 for the period shown
                        You reinvest all distributions and dividends without a sales charge
                        The fund's operating expenses remain the same
                        Your investment has a 5% return each year
                        Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.


                      Salomon Brothers Investment Series--15

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND


 INVESTMENT              The fund seeks as high a level of current income exempt from regular federal income tax and
 OBJECTIVE               New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.
---------------------------------------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high-quality, short-term 'New York municipal securities,'
 INVESTMENTS             which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands, and Guam.) The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income tax. As a result, the interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation.
                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.
                         MAXIMUM MATURITY: The fund invests in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
---------------------------------------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that it believes will benefit from changes in market conditions. In selecting individual securities, the manager:
                           Uses fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market.
                           Identifies eligible issuers with the most desirable credit quality.
                           Trades between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values.
                           Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
RISKS OF
INVESTING IN
THE FUND

There is no assurance
that the fund will be
able to maintain a
stable net asset value
of $1.00 per share
The fund is not
diversified, which
means that it can
invest a higher
percentage of its
assets in any one
issuer than a
diversified fund.
However, the fund
complies with the
Securities and
Exchange Commission's
 rule for money market
 funds, including the
 diversification
 requirement of that
 rule.
                        Although the fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the fund if any of the following occurs:

                          The fiscal condition of New York State or New York City weakens. New York State and City have experienced significant fiscal problems in the past.
                          Interest rates rise sharply.
                          An issuer or guarantor of the fund's securities defaults, has its credit rating downgraded or is unable to make timely payments because of general economic downturns or increased governmental costs.
                          New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations.
                          The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.
                          It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital gains will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distribution may be subject to the federal alternative minimum tax. In addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                      Salomon Brothers Investment Series -- 16

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 1.21% in 2nd quarter 1991;
 Lowest: .51% in 1st quarter 1994

[CHART]

TOTAL RETURN
The bar chart shows the performance of the fund's Class O shares for the calendar years indicated. Class A, B and 2 shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.



-------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
-------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
-------------------------------------------------------------------------------------------
    Class        Inception Date      1 Year         5 Years      10 Years   Since Inception
-------------------------------------------------------------------------------------------
 Class A             11/1/96          3.2%            n/a           n/a          3.34%
 Class B             11/1/96          3.2%            n/a           n/a          3.34%
-------------------------------------------------------------------------------------------
 Class 2*            11/1/96          3.2%            n/a           n/a          3.34%
 Class O             10/2/90          3.2%           3.27%          n/a           n/a

The fund's 7-day yield as of December 31, 1998 was 3.96%.

COMPARATIVE
PERFORMANCE

The table indicates the average annual total return of the fund for the periods shown.

* formerly Class C
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                    None       None       None    None
 Maximum deferred sales charge on redemptions         None       None       None    None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------
            Management fees                          0.20%      0.20%      0.20%    0.20%

-------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee      None       None       None    None
            Other expenses                           0.21%      0.22%      0.14%    0.23%
-------------------------------------------------------------------------------------------
            Total annual fund operating expenses     0.41%      0.42%      0.34%         0.43%

FEES AND EXPENSES

This table sets forth
the fees and expenses
you will pay if you
invest in shares of the
fund.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                  1 YEAR    3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                                $42       $132       $230   $518
-------------------------------------------------------------------------------------------
 Class B                                                 43        135        235    530
 Class 2                                                 35        109        191    431
-------------------------------------------------------------------------------------------
 Class O                                                 44        138        241    542

 The example assumes:   You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period
This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.


                      Salomon Brothers Investment Series -- 17

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in equity securities of companies with market capitalizations at the time of purchase similar to that of the companies included in the Russell 2000 Index.
                         The Russell 2000 Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of December 31, 1998, the market capitalization of companies included in the Russell 2000 Index ranged from $4.4 million to $3.1 billion.
---------------------------------------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager emphasizes companies which it believes have favorable growth prospects and potential for significant capital appreciation. In selecting individual companies for investment, the manager looks for:

                           Companies that either occupy a dominant position in an emerging industry or a growing market share in larger, fragmented industries.
                           Favorable near-term earnings trends.
                           High return on equity.
                           Strong financial conditions.
                           Experienced and effective management.
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
RISKS OF
INVESTING IN
THE FUND

Investing in small
capitalization
companies
involves a
substantial risk
ofloss

                         While investing in equity securities historically has produced greater average returns than investments in fixed income securities, equity securities may also involve added risks.
                         Investors can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                           Small capitalization stocks fall out of favor with investors.
                           Recession or adverse economic trends adversely affects the earnings or financial condition of small companies.
                           The manager's judgment about the attractiveness, growth prospects or potential appreciation of the fund's investments proves to be incorrect.
                           Greater volatility of share price because of the fund's focus on small cap companies.
                           Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                           be more sensitive to changes in earnings results and investor expectations.
                           have more limited product lines, capital resources and management depth.
                           experience sharper swings in market values.
                           be harder to sell at the times and prices the manager believes appropriate.
                           offer greater potential for gain and loss.

                       Salomon Brothers Investment Series -- 18

BECAUSE THE FUND COMMENCED OPERATIONS IN 1998, THE FUND DOES NOT HAVE A SUFFICIENT OPERATING HISTORY TO DEPICT ITS PERFORMANCE IN THE GRAPHIC AND
TABLE FORM WHICH THE OTHER FUNDS USE.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A    CLASS B    CLASS 2*  CLASS O
-------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                  5.75%*      None       1.00%     None
 Maximum deferred sales charge on redemptions        None      5.00%       1.00%     None
-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
            Management fees                         0.80%      0.80%       0.80%     0.80%
-------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee    0.25%      1.00%       1.00%     None
            Other expenses                          1.25%      1.25%       1.25%     1.25%
-------------------------------------------------------------------------------------------
            Total Annual fund operating expenses    2.30%      3.05%       3.05%     2.05%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.
FEES AND EXPENSES
This table sets forth
the fees and expenses
you will pay if you
invest in shares of the
fund. Because the
manager agreed to waive
its management fee for
the fiscal year ended
December 31, 1998, the
actual total operating
expenses for each class
were:
Class A: 1.50%
Class B: 2.25%
Class 2: 2.25%
Class O: 1.25%
The manager may
discontinue this waiver
at any time.

-------------------------------------------------------------------------------------------



 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR     3 YEARS    5 YEARS      10 YEARS
 Your costs would be

 Class A                                             $795     $1,252      $1,734     $3,059

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                808      1,242       1,801      3,114
 Class B (no redemption)                              308        942       1,601      3,014
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                505        943       1,595      3,341
 Class 2 (no redemption)                              405        943       1,595      3,341
-------------------------------------------------------------------------------------------
 Class 0 (redemption at end of period)                208        643       1,103      2,379

 The example assumes:   You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period
This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.



                      Salomon Brothers Investment Series -- 19

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks a high level of current income. As a secondary objective, the fund seeks
 OBJECTIVE               capital appreciation.
---------------------------------------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in a globally diverse portfolio of fixed income securities. The
 INVESTMENTS             manager has broad discretion to allocate the fund's assets among the following segments of the international market for fixed income securities:


                         U.S. government obligations                    Mortgage and asset-backed securities
                         Investment and non-investment grade U.S. and   Sovereign debt
                          foreign corporate debt                        Brady Bonds



                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as
                         'junk bonds'.

                         MATURITY: The fund has no specific average portfolio maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual securities of any maturity.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which seek to measure the relative
 MANAGER                 risks and opportunities of each market segment based upon economic, market, political,
 SELECTS THE             currency and technical data and its own assessment of economic and market conditions to
 FUND'S                  create an optimal risk/return allocation of the fund's assets among various segments of the
 INVESTMENTS             fixed income market. After the manager makes its segment allocations, the manager uses traditional credit analysis to identify individual securities for the fund's portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                         Financial condition.
                         Sensitivity to economic conditions and trends.
                         Operating history.
                         Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:
                         Economic and political conditions within the issuer's country.
                         Overall and external debt levels and debt service ratios.
                         Access to capital markets.
                         Debt service payment history.

                         In selecting U.S. government and agency for investment obligations and mortgage-backed securities for investment, the manager considers the following factors:
                         yield curve shifts.
                         credit quality.
                         changing prepayment patterns.
---------------------------------------------------------------------------------------------------------------------

                      Salomon Brothers Investment Series -- 20

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund, or the fund may not perform as
 OF INVESTING IN         well as other investments, if any of the following occurs:
 THE FUND                Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
                         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                         During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                         The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund's share price.

 Investments in          High yield securities are considered speculative with respect to the issuer's ability to pay
 high yield              interest and principal and are susceptible to default or decline in market value due to
 securities              adverse economic and business developments. The market values for high yield securities tend
 involves a              to be very volatile, and these securities are less liquid than investment grade debt
 substantial risk        securities. For these reasons, your investment in the fund is subject to increased price
 of loss.                sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality. Also, negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

                         Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                         Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
                         Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable
                         The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading
                         The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession
                         Economic, political and social developments significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers.


                      Salomon Brothers Investment Series -- 21

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

[CHART]

 QUARTERLY RETURNS: Highest:
 7.80% in 2nd quarter 1995;
 Lowest: 2.90% in 3rd quarter 1998

TOTAL RETURN
The bar chart shows the
performance of the
fund's Class A shares
for each of the
calendar years
indicated. Class B, 2
and O shares would have
different performance
because of their
different expenses. The
performance information
in the chart does not
reflect sales charges,
which would reduce your
return.




-------------------------------------------------------------------------------------------
THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
      Class         Inception Date         1 Year                 Since Inception
------------------------------------------------------------------------------------------
 Class A                2/22/95            -3.79%                      9.63%
 Class B                2/22/95            -4.39%                      9.55%
------------------------------------------------------------------------------------------
 Class 2*               2/22/95            -1.75%                      9.87%
 Class O                2/22/95             1.31%                     11.26%
------------------------------------------------------------------------------------------
 SSB Index                n/a               8.72%                      9.21%

COMPARATIVE
PERFORMANCE

The table indicates the
risk of investing in
the fund by comparing
the average annual
total return of the
fund for the periods
shown to that of the
Salomon Smith Barney
Broad Investment Grade
Bond Index
* formerly Class C
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
 Maximum sales charge on purchases                   4.75%*      None      1.00%     None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%     None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
            Management fees                          0.75%      0.75%      0.75%     0.75%
-------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%     None
            Other expenses                           0.43%      0.43%      0.43%     0.43%
-------------------------------------------------------------------------------------------
            Total annual fund operating expenses     1.43%      2.18%      2.18%     1.18%

* If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.
FEES AND EXPENSES

This table sets forth
the fees and expenses
you will pay if you
invest in shares of the
fund. Because the
manager agreed to waive
a portion of its
management fee for the
fiscal year ended
December 31, 1998, the
actual total operating
expenses for each class
were:
Class A: 1.24%
Class B: 1.99%
Class 2: 1.99%
Class O: 0.99%
The manager may
discontinue this waiver
at any time.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                             $ 614      $ 906     $1,219   $2,107
-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 721        982      1,369    2,246
 Class B (no redemption)                               221        682      1,169    2,146
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 419        685      1,168    2,498
 Class 2 (no redemption)                               319        685      1,168    2,498
-------------------------------------------------------------------------------------------
 Class O                                               120        375        649    1,432
 The example assumes:   You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period.

This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.


                      Salomon Brothers Investment Series -- 22

--------------------------------------------------------------------------------
 TOTAL RETURN FUND


 INVESTMENT              The fund seeks to obtain above average income (compared to a portfolio invested in equity
 OBJECTIVE               securities). The fund's secondary objective is to take advantage of opportunities for growth of capital and income.
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         Credit Quality: The fund's investments in fixed-income securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         Maturity: The fund's investments in fixed-income securities may be of any maturity.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a bottom-up analysis, focusing on
 MANAGER                 companies with:
 SELECTS THE               Large market capitalizations
 FUND'S                    Favorable dividend yields and price to earnings ratios
 INVESTMENTS               Stocks that are less volatile than the market as a whole
                           Strong balance sheets
                           A catalyst for appreciation and restructuring potential, product innovation or new development

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the manager determines the preferable portfolio characteristic, the manager selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an issuer's:

                           credit quality taking into account financial condition and profitability future capital needs
                           potential for change in rating and industry outlook
                           the competitive environment and management ability

                      Salomon Brothers Investment Series -- 23

 PRINCIPAL               While investing in a mix of equity and debt securities can bring added benefits, it may also
 RISKS OF                involve additional risks. Investors could lose money in the fund or the fund's performance
 INVESTING IN            could fall below other possible investments if any of the following occurs:
 THE FUND

                           U.S. stock markets decline.
                           An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                           Large capitalization stocks fall out of favor with investors.
                           The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds. The fund could underperform other investments if:

                           Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                           The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded.
                           During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                           During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.


                      Salomon Brothers Investment Series -- 24

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 7.88% in 3rd quarter 1997;
 Lowest: -5.21% in 3rd quarter 1998


[CHART]

TOTAL RETURN
The bar chart shows the
performance of the
fund's Class A shares
for each of the
calendar years
indicated. Class B, 2,
D and O shares would
have different
performance because of
their different
expenses. The
performance information
in the chart does not
reflect sales charges,
which would reduce your
return.




----------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT
 OF DISTRIBUTIONS AND DIVIDENDS.
---------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)

     Class         Inception Date        1 Year                Since Inception

---------------------------------------------------------------------------------------
 Class A              9/11/95               0.25%                   13.17%
 Class B              9/11/95               0.49%                   13.66%
---------------------------------------------------------------------------------------
 Class 2*             9/11/95               3.45%                   14.01%
 Class O              9/11/95               6.57%                   15.64%
---------------------------------------------------------------------------------------
 S&P 500 Index          n/a                28.60%                   28.08%

COMPARATIVE
PERFORMANCE

The table indicates the
risk of investing in
the fund by comparing
the average annual
total return of the
fund for the periods
shown to that of the
S&P 500 Index.

*formerly Class C
------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2   CLASS O
 Maximum sales charge on purchases                   5.75%*      None      1.00%     None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%     None
-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF FUND NET ASSETS)
            Management fees                          0.55%      0.55%      0.55%     0.55%
-------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%     None
            Other expenses                           0.37%      0.37%      0.37%     0.37%
-------------------------------------------------------------------------------------------
            Total annual fund operating expenses     1.17%      1.92%      1.92%     0.92%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.

FEES AND EXPENSES

This table sets forth
the fees and expenses
you will pay if you
invest in shares of the
fund. Because the
manager agreed to waive
a portion of its
management fee for the
fiscal year ending
December 31, 1998, the
actual total operating
expenses for each class
were:
Class  A: 0.85%
Class  B: 1.60%
Class  2: 1.60%
Class O: 0.60%
The manager may
discontinue this waiver
at any time.
---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS  10 YEARS
 Your costs would be
 Class A                                             $ 687      $ 925     $1,182    $1,914
-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 695        903      1,237     1,960
 Class B (no redemption)                               195        603      1,037     1,860
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 393        607      1,036     2,231
 Class 2 (no redemption)                               293        607      1,036     2,231
-------------------------------------------------------------------------------------------
 Class O                                                94        293        509     1,131
 The example assumes:   You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period

This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.


                      Salomon Brothers Investment Series -- 25

--------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND


 INVESTMENT              The fund seeks to obtain a high level of current income.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY                     Under normal circumstances, the fund invests in debt securities and mortgage-backed
 INVESTMENTS             securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
                         The fund may also invest in private pools of mortgages the payment of principal and interest of which is guaranteed by the U.S. government, its agencies or instrumentalities. Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.
                         DURATION: The fund normally maintains an average portfolio effective duration of two to four years. Duration is an approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and securities. Specifically, the
 MANAGER                 manager:
 SELECTS THE               Monitors the spread between U.S. Treasury and Government agency or instrumentality issuers
 FUND'S                    and purchases agency and instrumentality issues which it believes will provide a total
 INVESTMENTS               return advantage
                           Determines sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook
                           Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
                           Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund or the fund's performance could
 RISKS OF                fall below other possible investments if any of the following occurs:
 INVESTING IN              Interest rates increase, causing the prices of fixed-income securities to decline and
 THE FUND                  reducing the value of the fund's investments.
                           As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is called prepayment or call risk.
                           As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. This is called extension risk.
                           Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their imbedded leverage or unusual interest rate reset terms.
                           The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.
                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by the U.S. government. Although mortgage pools issued by
                         U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

                          Salomon Brothers Investment Series - 26

 Past performance does not             [CHART]
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 4.29% in 3rd quarter 1998;
 Lowest: -1.20% in 3rd quarter 1996

TOTAL RETURN
The bar chart shows the
performance of the
fund's Class A shares
for each of the
calendar years
indicated. Class B, 2
and O shares would have
different performance
because of their
different expenses. The
performance information
in the chart does not
reflect sales charges,
which would reduce your
return.



------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
 -----------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
      Class         Inception Date         1 Year                 Since Inception
------------------------------------------------------------------------------------------
 Class A                2/22/95             2.50%                      6.04%
 Class B                2/22/95             1.92%                      5.95%
 ------------------------------------------------------------------------------------------
 Class 2*               2/22/95             4.88%                      6.30%
 Class O                2/22/95             8.08%                      7.67%
 ------------------------------------------------------------------------------------------
 Salomon Index            n/a               7.75%                      7.45%
-------------------------------------------------------------------------------------------------------------------


COMPARATIVE
PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of the fund for the periods shown to that of the Salomon Smith Barney 1-5 Year Treasury Bond Index.
*formerly Class C

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A    CLASS B    CLASS 2     CLASS O
 Maximum sales charge on purchases                  4.75%*       None       None       None
 Maximum deferred sales charge on redemptions         None      5.00%      1.00%       None


<CAPTION
----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
            Management fees                          0.60%      0.60%      0.60%         0.60%
----------------------------------------------------------------------------------------------
            Distribution and service (12b-1) fee     0.25%      1.00%      1.00%          None
----------------------------------------------------------------------------------------------
            Other expenses                            .78%       .79%       .79%          .78%
----------------------------------------------------------------------------------------------
            Total annual fund operating expenses     1.63%      2.39%      2.39%         1.38%
----------------------------------------------------------------------------------------------
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.

FEES AND EXPENSES This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager agreed to waive a portion of its management fee for the fiscal year ended December 31, 1998, the actual total operating expenses for each class were:
Class A: 0.85%
Class B: 1.60%
Class 2: 1.60%
Class O: 0.60%
The manager may discontinue this waiver at any time.



 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR     3 YEARS    5 YEARS     10 YEARS
 Your costs would be
 Class A                                             $ 633     $  965     $1,319      $   2,316
-----------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 742      1,045      1,425          2,461
-----------------------------------------------------------------------------------------------
 Class B (no redemption)                               242        745      1,275          2,361
-----------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 440        748      1,273          2,709
-----------------------------------------------------------------------------------------------
 Class 2 (no redemption)                               340        748      1,273          2,709
-----------------------------------------------------------------------------------------------
 Class O                                               140        437        755          1,657

 The example assumes:   You invest $10,000 for the period shown
                        You reinvest all distributions and dividends without a sales charge
                        The fund's operating expenses remain the same
                        Your investment has a 5% return each year
                        Redemption of your shares at the end of the period
This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.



                          Salomon Brothers Investment Series - 27

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals and Strategies.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).

 Any policy or limitation for a fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           ASIA GROWTH FUND
                           Although the fund intends to be fully invested in equity securities of Asian companies, the fund may also invest up to 35% of its assets in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor.

                           CAPITAL FUND
                           The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund emphasizes non-convertible debt securities that offer the appreciation potential of common stocks. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           HIGH YIELD BOND FUND
                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INVESTORS FUND
                           The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           NEW YORK MUNICIPAL MONEY MARKET FUND
                           The fund may invest up to 35% of its assets in securities that pay interest which is not exempt from New York State or city personal income tax and up to 20% of its assets in securities that pay interest which is not exempt from federal income tax.


                           NATIONAL INTERMEDIATE MUNICIPAL FUND

                           The fund may invest up to 20% of its assets in securities that pay interest which is not exempt from regular federal income tax.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may also invest up to 25% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                          Salomon Brothers Investment Series - 28

 EQUITY INVESTMENTS

 Asia Growth Fund, Capital Fund, Investors Fund, Small Cap Growth Fund and Total Return Fund
                           STRATEGIC BOND FUND
                           Although the fund invests primarily in fixed-income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

                           TOTAL RETURN FUND
                           The fund may invest up to 20% of its assets in securities of foreign issuers.


                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: Asia Growth Fund, Capital Fund, Investors Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See 'Foreign and emerging markets investments' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and U.S. Government Income Fund

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly

                          Salomon Brothers Investment Series - 29
                           subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

 Strategic Bond Fund, Total Return Fund and U.S. Government Income Fund.
                           Each of these funds may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
 -------------------------------------------------------------------------------
CREDIT QUALITY
                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.
                            INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
 -------------------------------------------------------------------------------
 HIGH YIELD, LOWER QUALITY SECURITIES


 High Yield Bond Fund, Strategic Bond Fund and Total Return Fund. Each of the following funds only to a limited extent: Asia Growth Fund, Capital Fund and Investors Fund

                           Each of these funds may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                          Salomon Brothers Investment Series - 30

 -------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS

 New York Municipal Money Market Fund and National Intermediate Municipal Fund

                           Each of these funds invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer.
--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS


 All funds except National Intermediate Municipal Fund, New York Municipal Money Market Fund and U.S. Government Income Fund

                           Each of these funds may invest in foreign securities, although the foreign investments of Cash Management Fund are limited to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                           Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

 Asia Growth Fund, High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in emerging issuers.

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                          Salomon Brothers Investment Series - 31

                            Economic, political and social developments that adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT


 All funds except Cash Management Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund, Small Cap Growth Fund and U.S. Government Income Fund

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund and U.S. Government Income Fund


                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging. However, these funds may use derivatives for any of the following purposes:


                            To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                            As a substitute for buying or selling securities


                            To enhance the fund's return as a non-hedging strategy that may be considered speculative


                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a


                          Salomon Brothers Investment Series - 32
                           fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING
                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Income Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited is subadviser to the Asia Growth Fund and manages the Asia Growth Fund's assets under the supervision of the manager. Its principal address is Three Exchange Square, Hong Kong. Neither Salomon Brothers Asset Management Limited or Salomon Brothers Asia Pacific Limited is compensated by the funds for its services.



--------------------------------------------------------------------------------------------------
 FUND              PORTFOLIO MANAGER       SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
  Asia Growth   Giampaolo G.            Inception     director of Salomon Brothers Asset Management
  Fund          Guarnieri                             Asia Pacific Limited since April 1995; senior
                                                      portfolio investment manager at Credit
                                                      Agricole Asset Management Limited
---------------------------------------------------------------------------------------------------
  Capital Fund  Ross S. Margolies       Inception     managing director of the manager
                Robert M. Donahue, Jr.  July 1998     director and equity analyst with the manager;
                                                      analyst at Gabelli & Company prior to 1997

  Cash          Nancy A. Noyes                        director of the manager
  Management
  Fund
---------------------------------------------------------------------------------------------------
  High Yield    Peter J. Wilby          Inception     managing director of the manager
  Bond Fund


                          Salomon Brothers Investment Series -33












-------------------------------------------------------------------------------
      Salomon Brothers Investment Series

ACCOUNT APPLICATION  Please Note: A separate application must be used to open an
                     IRA account.
-----------------------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)                        (Account will not be opened without
                                                    Taxpayer I.D. No. or Social Security No.)

 [ ]  INDIVIDUAL        [ ]  JOINT                   Social Security No. or Taxpayer I.D. No.

 Name ____________________________________________           ________________________________

 Joint Registrant (if any)1,2                        Social Security No. or Taxpayer I.D. No.

 Name ____________________________________________           ________________________________

 1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

 2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
-----------------------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR    [ ] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name ______________________________________________

Minor's Date of Birth ____________________

Name of Minor (only one permitted)                   Minor's Social Security No.

Name ____________________________________________           ________________________________
                            (Account will not be opened without minor's Social Security No.)

under the _______________________________ Uniform Gifts/Transfer to Minors Act.
            State of Residence of Minor
-----------------------------------------------------------------------------------------------

[ ]  CORPORATION            [ ]  PARTNERSHIP        Social Security No. or Taxpayer I.D. No.

[ ]  TRUST*                 [ ]  OTHER                      ________________________________
               (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other _________________________________________________

____________________________________________________________________________________________

Name(s) of Trustee(s) ______________________________________________________________________

*If a Trust, include date of trust instrument and list trustees
 if they are to be named in the registration.     Date of the Trust Agreement ______________
-----------------------------------------------------------------------------------------------
2. MAILING ADDRESS

Street or P.O. Box _________________________________________________________________________

                   _________________________________________________________________________

City _________________________________________ State ________ Zip _______________

Business Telephone ___________________________    Home Telephone ___________________________

-----------------------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $500 per Fund.

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ____ shares of ____ through my broker on ____/____/____. Confirm #__________

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

CLASS A    CLASS B    CLASS C   SALOMON BROTHERS INVESTMENT SERIES                INVESTMENT
-----------------------------------------------------------------------------------------------
_______    _______    _______   Asia Growth Fund                                $ __________
_______    _______    _______   Small Cap Growth Fund                           $ __________
_______    _______    _______   Capital Fund                                    $ __________
_______    _______    _______   Investors Fund                                  $ __________
_______    _______    _______   Total Return Fund                               $ __________
_______    _______    _______   High Yield Bond Fund                            $ __________
_______    _______    _______   Strategic Bond Fund                             $ __________
_______    _______    _______   U.S. Government Income Fund                     $ __________
_______    _______    _______   National Intermediate Municipal Fund            $ __________
_______    _______    _______   New York Municipal Money Market Fund            $ __________
_______    _______    _______   Cash Management Fund                            $ __________
                                                       TOTAL INVESTMENT AMOUNT  $ __________
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series Fund?    [ ] Yes    [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following
    Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                                       Account No. or Social Security No.
____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

LETTER OF INTENT

[ ]  I agree to the Letter of Intent provisions contained in the Fund's current Prospectus.
     During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000        [ ] $100,000        [ ] $250,000        [ ] $500,000       [ ] $1,000,000
-----------------------------------------------------------------------------------------------
5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                            CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.   [ ] I wish to reinvest capital gains in the same Fund.
[ ] I wish to have dividends paid in cash.           [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ________ Fund to the ________ Fund.

OPTIONAL FEATURES
-----------------------------------------------------------------------------------------------
6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_______ to be executed on the ___ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly           [ ] Quarterly           [ ] Startup Month/Year:_____________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $50 from each Fund.

Please mail checks to:                              Wire transfers to:

[ ] Address of Record (named in Section 2)          [ ] Bank of Record (named in Section 10)

Name _______________________________________________________________________________________

Address ____________________________________________________________________________________

City _______________________________________________________ State _____ Zip _______________

-----------------------------------------------------------------------------------------------
7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ]  I DO NOT want the Telephone Redemption Privilege.
-----------------------------------------------------------------------------------------------
8. SYSTEMATIC INVESTMENT PLAN

I would like to exchange shares in my __________________ Fund account, for which no certificates have been issued, to:

$ _______________ into the ___________________________________ Fund, Account # _____________
   $50 Minimum
$ _______________ into the ___________________________________ Fund, Account # _____________
   $50 Minimum
$ _______________ into the ___________________________________ Fund, Account # _____________
   $50 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_________

-----------------------------------------------------------------------------------------------
9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

-----------------------------------------------------------------------------------------------
10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers
Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $__________________ from my checking account (named in Section 11) on the
_________ day of the month for investment:

[ ] Monthly            [ ] Every alternate month       [ ] Other ____________________

[ ] Quarterly          [ ] Semianually

No more than one investment will be processed per month.

$ _______________ into the ___________________________________ Fund, Account # _____________
   $25 Minimum
$ _______________ into the ___________________________________ Fund, Account # _____________
   $25 Minimum
$ _______________ into the ___________________________________ Fund, Account # _____________
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan,
please attach your voided check on top of our sample below.

 -----------------------------------------------------------
     JOHN DOE                                        000
     123 Main Street
     Anywhere, USA 12345

     _________________________________________ $

     ___________________________________________________

     ________________________   ________________________


------------------------------------------------------------

-----------------------------------------------------------------------------------------------
11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.


Bank Name         __________________________________________________________________________

Address           __________________________________________________________________________

City              ___________________________________________ State ________ Zip ___________

Bank ABA No.      __________________________________________________________________________

Bank Account No . ____________________________________________________________________________

Account Name      __________________________________________________________________________

SIGNATURE AND DEALER INFORMATION
-----------------------------------------------------------------------------------------------
12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am
(are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am
(are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS
AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE
PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE
FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING;
OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP
WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS
NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY
THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF
INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT
APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY,
CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN
INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE
YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]      Country of Citizenship _________________________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature ____________________________ Title ____________________ Date __________

Authorized signature ____________________________ Title ____________________ Date ____________

-----------------------------------------------------------------------------------------------
13. FOR DEALER USE ONLY (Please print)

We hereby authorize CFBDS, Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify CFBDS, Inc. of any purchases made under a Letter of
Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name ______________________________________________________________________________

Main Office Address ________________________________________________________________________

Dealer Number ___________________ Branch # _____________________  Rep # ____________________

Representative's Name ______________________________________________________________________

Branch Address __________________________________________  Telephone No. ___________________

Authorized Signature of Dealer __________________________  Title ___________________________

If desired, I elect to have third party statements sent to the following address:
____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

-----------------------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call

                                         1-800-446-1013

                     between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
-----------------------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and check     OR      (for overnight and express mail delivery)
made payable to Salomon Brothers Funds to:
SALOMON BROTHERS INVESTMENT SERIES                            SALOMON BROTHERS INVESTMENT SERIES
C/O FIRST DATA INVESTOR SERVICES GROUP, INC.                  C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
P.O. BOX 9764                                                 4400 COMPUTER DRIVE
PROVIDENCE, RI 02940 - 9764                                   WESTBOROUGH MA 01581-5120

                                                                    SBISAPP 5/99

                                            SIGNATURE CARD
                                         CASH MANAGEMENT FUND
                                 NEW YORK MUNICIPAL MONEY MARKET FUND
                                 Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------------

ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S)  --  Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________

2 ______________________________________________________________________________

3 ______________________________________________________________________________

4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required                   Date _____________
[ ] Check if combination of signatures is required and specify number and/or individual(s)

                      SUBJECT TO CONDITION ON REVERSE SIDE

   THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

   By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

   If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

   Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until 15 days after such shares were credited to the shareholder's account. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

   Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

   I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

--------------------------------------------------------------------------------------------------
 FUND              PORTFOLIO MANAGER       SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
  Investors     Ross S. Margolies       July 1998     managing director of the manager
  Fund          John B. Cunningham      July 1998     director of the manager

  National      Thomas A. Croak         August 1998   vice president of the manager
  Intermediate  Robert E. Amodeo        August 1998   director of the manager
  Municipal
  Fund

  New York      Charles K. Bardes       August 1998   vice president of the manager
  Municipal     Thomas A. Croak         August 1998   vice president of the manager
  Money
  Market Fund
-----------------------------------------------------------------------------------------------
  Small Cap     Pamela P. Milunovich    Inception     director of the manager
  Growth Fund

  Strategic     Peter J. Wilby          Inception     managing director of the manager
  Bond          Roger Lavan             Inception     director of the manager
  Fund          David Scott             Inception     managing director of the manager

  Total Return  George J. Williamson    July 1998     director of the manager
  Fund

  U.S.          Roger Lavan             Inception     director of the manager
  Government
  Income Fund

THE PORTFOLIO
MANAGERS
The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated beside their names and business experience.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                    ACTUAL                                                 ACTUAL
                   MANAGEMENT                                             MANAGEMENT
                   FEE PAID DURING THE                                    FEE PAID DURING THE MOST
                   MOST RECENT FISCAL YEAR*                               RECENT FISCAL YEAR*
   Asia Growth     0.00%                      New York Municipal          0.20%
   Fund                                       Money Market Fund
   ------------------------------------------------------------------------------------------------
   Capital Fund    0.90%                      Small Cap Growth Fund       0.80%**

   Cash            0.08%                      Strategic Bond Fund         0.56%
   Management
   Fund
  ------------------------------------------------------------------------------------------------
   High Yield Bond 0.67%                      Total Return Fund           0.23%
   Fund
   Investors Fund  0.52%                      U.S. Government             0.00%
                                              Income Fund
  ------------------------------------------------------------------------------------------------
   National        0.00%
   Intermediate
   Municipal Fund

   *Fee may be less than the contractual rate due to expense limitations. **Before waivers or reimbursement of expenses.
MANAGEMENT FEES
SBAM was established in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of January 31, 1999, SBAM and its affiliates managed approximately $21 billion of assets.


 The Investors Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the Standard and Poor's 500 Index. The base fee is determined as follows:
                          Salomon Brothers Investment Series - 34

---------------------------------------------------------------------------
 AVERAGE DAILY NET ASSETS                                  ANNUAL FEE RATE
       First $350 million                                       .650%

       Next $150 million                                        .550%

       Next $250 million                                        .525%

       Next $250 million                                        .500%

       Over $1 billion                                          .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the 12 month period. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investor Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.


CFBDS, Inc. a registered broker-dealer, serves as each fund's distributor.                       DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------
SSBC Fund Management Inc. ('SSBC'), an affiliate of the manager, serves as administrator for     ADMINISTRATOR
each fund. For its services as administrator, each fund pays SSBC a fee at an annual rate of
0.05% of the applicable fund's average daily net assets. Capital Fund, Investors Fund and
Small Cap Fund pay this fee to the manager, who in turns pays SSBC.
----------------------------------------------------------------------------------------------------------------
Information technology experts are concerned about computer systems' ability to process          YEAR 2000 ISSUE
date-related information on and after January 1, 2000. This situation, commonly known as the
'Year 2000' issue, could have an adverse impact on the funds. The manager, administrator and distributor are addressing the Year 2000 issue for their systems. Issuers of municipal securities and issuers located outside of the U.S. may be more susceptible to the risks associated with the year 2000 issue. The manager considers, when appropriate, the Year 2000 readiness of issuers of securities held by the funds. Each fund has been informed by other service providers that they are taking similar measures. Although the funds do not expect the
Year 2000 issue to adversely affect them, the funds cannot guarantee that the efforts of each fund (limited to requesting and receiving reports from its service providers) or their service providers to correct the problem will be successful.


                          Salomon Brothers Investment Series - 35

----------------------------------------------------------------------------------------------------------------
The manager served as an investment adviser for a private proprietary account for the period     PRIOR
October 10, 1997 through July 1, 1998, which is the date the Small Cap Growth Fund commenced     PERFORMANCE
operations. The private account was managed according to the same investment objective and substantially similar policies and strategies as have been adopted for the Small Cap Growth
Fund. As of July 1, 1998, the private account had $3.3 million in assets. The private account was not charged any management fee or administrative expenses and generated a total return for the period October 10, 1997 to July 1, 1998 of 10.89%. This total return figure has been computed in accordance with the Securities and Exchange Commission's standardized formula. The private account was not permitted to participate in initial public offerings (IPO's), and therefore received no performance benefit from IPO's. The Small Cap Growth Fund does participate in IPO's. Otherwise, the private account was managed in accordance with the same diversification requirements, tax restrictions and other investment limitations imposed on the
Small Cap Growth Fund.

The total return figure for the private account is intended to provide investors with information about the historical experience of the manager in managing a small cap growth portfolio. The performance of the private account is not that of the Small Cap Growth Fund and is not necessarily indicative of the Small Cap Growth Fund's future performance.


                          Salomon Brothers Investment Series - 36

--------------------------------------------------------------------------------
 CHOOSING A SHARE CLASS TO BUY

 SHARE                   You can choose between three classes of shares: Class A, B or 2. If you already own Class O
 CLASSES                 shares of a fund, you may also be eligible to purchase additional Class O shares. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:
                           How much you plan to invest
                           How long you expect to own the shares
                           The expenses paid by each class
                           Whether you qualify for any reduction or waiver of sales charges
--------------------------------------------------------------------------------------------------------------------
  INVESTMENT             Minimum initial investment amounts vary depending on the nature of your investment account.
  MINIMUMS

-------------------------------------------------------------------------------------------------------------
                                                              INITIAL INVESTMENT       ADDITIONAL INVESTMENTS
                                                              CLASSES A, B AND 2             ALL CLASSES
 General                                                             $250                        $50
-------------------------------------------------------------------------------------------------------------
 Individual Retirement Accounts, Self Employed Retirement             $50                        $50
 Plans, Uniform Gift to Minor Accounts
-------------------------------------------------------------------------------------------------------------
 Qualified Retirement Plans                                           $50                        $50
-------------------------------------------------------------------------------------------------------------
 Monthly Systematic Investment Plans                                  $25                        $50
-------------------------------------------------------------------------------------------------------------
 Pre-authorized Check Plan                                            $25                        $50
-------------------------------------------------------------------------------------------------------------

Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

--------------------------------------------------------------------------------------------------------------------
 COMPARING             Your Financial Consultant can help you decide which class meets your goals. Your Financial
 CLASSES               Consultant may receive different compensation depending upon which class you choose.
--------------------------------------------------------------------------------------------------------------------

 DISTRIBUTION          The funds each have adopted Rule 12b-1 distribution plans for their Class A, B and 2 shares.
 PLANS                 Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

                          Salomon Brothers Investment Series - 37

                              CLASS A                CLASS B                CLASS 2                CLASS O
 KEY FEATURES          Initial sales           No initial sales       Initial sales          Only available to
                       charge                  charge                 charge is lower        existing Class O
                       You may qualify for     Deferred sales charge  than Class A           shareholders
                       reduction or waiver     declines over time     Deferred sales         No initial or
                       of initial sales        Converts to Class A    charge for only 1      deferred sales
                       charge                  after 7 years          year                   charge
                       Lower annual            Higher annual          Higher annual          Lower annual
                       expenses than           expenses than          expenses than          expenses than the
                       Class B and Class 2     Class A                Class A                other classes


 INITIAL SALES        Up to 5.75%/4.75%*,     None                   1.00%                  None
 CHARGE               reduced or waived for
                      large purchases and
                      certain investors. No
                      charge for purchases
                      of $1 million or more

 DEFERRED SALES        1%** on purchases of    Up to 5.00%** charged  1%** if you redeem     None
 CHARGE                $1 million or more if   when you redeem        within 1 year of
                       you redeem within 1     shares. The charge is  purchase
                       year of purchase        reduced over time and
                                               there is no deferred
                                               sales charge after 6
                                               years

 ANNUAL                0.25%*** of average    1.00%*** of average    0.75%/1.00%*** of      None
 DISTRIBUTION AND      daily net assets       daily net assets       average daily net
 SERVICE FEES                                                        assets

 EXCHANGEABLE          Class A shares of any  Class B shares of any  Class 2 shares of any  Class O shares of any
 INTO**                of the other funds     of the other funds     of the other funds     of the other funds

* Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (Total Return, Small Cap Growth, Asia Growth, Investors and Capital Funds) or 4.75% (National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds) initial sales charge.
** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares.
*** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, National Intermediate Municipal, Strategic Bond and U.S. Government Income Funds) or 1.00% (Asia Growth, Capital, Investors, Small Cap Growth and Total Return Funds) of average daily net assets.

                          Salomon Brothers Investment Series - 38

--------------------------------------------------------------------------------
                                                        CLASS A SALES CHARGE
No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of Asia Growth Fund, Capital Fund, Investors Fund, Small Cap Growth Fund and Total Return Fund.

-------------------------------------------------------------------------------------
                                               sales charge as        sales charge as
 Amount of investment                        % of offering price      % of net amount
 Less than $50,000                                   5.75%                  6.10%
 ---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                      4.50%                  4.71%
 $100,000 but less than                              4.00%                  4.17%
 ---------------------------------------------------------------------------------------
 $250,000 but less than                              2.75%                  2.83%
 $500,000 but less than                              2.25%                  2.30%
 ---------------------------------------------------------------------------------------
 $1 million or more*                                  -0-                    -0-

* You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

The following table indicates the sales change on Class A Shares of High Yield Fund, National Intermediate Municipal Fund, Strategic Bond Fund and U.S. Government Income Fund.


--------------------------------------------------------------------------------------
                                               sales charge as        sales charge as
 Amount of investment                        % of offering price      % of net amount
 Less than $50,000                                   4.75%                  4.99%
 ---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                      4.50%                  4.71%
 $100,000 but less than                              4.00%                  4.17%
 ---------------------------------------------------------------------------------------
 $250,000 but less than                              2.75%                  2.83%
 $500,000 but less than $1                           2.25%                  2.30%
 ---------------------------------------------------------------------------------------
 $1 million or more*                                  -0-                      -0-


*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.


Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

  Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for


CLASS A SALES
CHARGE
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.


                          Salomon Brothers Investment Series - 39
purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

  Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:


 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.


 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.


                          Salomon Brothers Investment Series - 40

--------------------------------------------------------------------------------
The deferred sales charge decreases as the number of years since your purchase increases.

 CLASS B SALES CHARGE

                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.


CLASS B DEFERRED SALES CHARGE

                                        CLASS B CDSC TABLE


                                                            DEFERRED SALES CHARGE AS A
                                                               PERCENTAGE OF DOLLAR
YEAR(S) SINCE PURCHASE ORDER                                 AMOUNT SUBJECT TO CHARGE
1st year                                                          5%
1 year or more but less than 2 years                              4%
2 years or more but less than 4 years                             3%
4 years or more but less than 5 years                             2%
5 years or more but less than 6 years                             1%
6 or more years                                                   0%


If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the contingent deferred sales charge.

                  Shares are redeemed in this order:

                   Shares that represent appreciation
                   Shares representing reinvested distributions and dividends Other shares that are not subject to the deferred sales charge
                   Class B shares held longest

                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as
                    defined in the Internal Revenue Code) of a shareholder.
                   Redemptions effected pursuant to each fund's right to
                    liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
                   A tax-free return of an excess contribution to any retirement plan.
                   Exchanges.
                   Automatic cash withdrawals in amounts equal to or less than
                    12% annually or 2% monthly of their initial account balances (see automatic withdrawal plan in the SAI).

                   Redemptions of shares in connection with mandatory
                    post-retirement distributions and withdrawals from retirement plans or IRAs.
                   Redemption proceeds from other funds that are reinvested
                    within 60 days of

                   Salomon Brothers Investment Series - 41
                    the redemption (see reinstatement privilege in the SAI).
                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.
                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-daealers and other financial institutions that have entered into agreements with the distributor or the manager.


                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:


SHARES ISSUED AT INITIAL       SHARES ISSUED ON               SHARES ISSUED UPON EXCHANGE
PURCHASE                       REINVESTMENT OF                FROM ANOTHER FUND
                               DISTRIBUTIONS AND
                               DIVIDENDS

Seven years after the date of  In same proportion that the    On the date the shares
purchase                       number of Class B shares       originally acquired would
                               converting is to total Class   have converted into Class A
                               B shares you own               shares

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

================================================================================
 CLASS 2 SALES CHARGE

 You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Effective September 14, 1998, Class C shares were renamed Class 2 shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                Salomon Brothers Investment Series - 42

 BUYING SHARES AND EXCHANGING SHARES

 BUYING SHARES
 BY MAIL

 You may make subsequent purchases by mail or, if you elect, by telephone


                   Shares of each fund may be initially purchased through First
                    Data Investor Services Group, Inc. ('FDISG' or the 'transfer agent') by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. There is a ten day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

                    Write the transfer agent at the following address:


                                         [name of fund]
                                          c/o FDISG
                                          P.O. Box 9764
                                          Providence, RI 02940-9764


================================================================================
 BUYING SHARES
 BY WIRE


                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                          Boston Safe Deposit and Trust Company
                                          Boston, MA
                                          ABA No. 011-001-234
                                          Account #142743
                                          Attn: [name of fund]
                                          Name of Account:
                                          Account # (as assigned):

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

================================================================================


       ALL FUNDS EXCEPT CASH                                     PURCHASE IS EFFECTIVE
        MANAGEMENT FUND AND
NEWYORK MUNICIPAL MONEYMARKET FUND
--------------------------------------------------------------------------------
                                     If order and federal funds or check is
                                     received by fund or its agent before
                                     4:00 p.m. Eastern time:                 On that day

 Payment wired in federal                                                    On the business day following receipt
 funds or check received             If order and federal funds or check
                                     is received by fund or its agent after
                                     the close of New York Stock Exchange:


                Salomon Brothers Investment Series - 43


       CASH MANAGEMENT FUND                PURCHASE IS EFFECTIVE                       DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
         MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------
                                     If order and federal
                                     funds or check is          At noon, Eastern time on,
                                     received by fund or its    that day                      On that day
                                     agent before noon,
 Payment wired in federal            Eastern time:
 funds or check received


                                     If order and federal
                                     funds or check is          At close of New York          On the next business day
                                     received by fund or its    Stock Exchange on             after effectiveness
                                     agent after noon, Eastern  that day
                                     time:



SYSTEMATIC
 INVESTMENT
 PLAN

                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred should be at least $25 monthly.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.

================================================================================
EXCHANGE
PRIVILEGE

                  You may exchange shares of any fund for shares of the same class of another fund.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                   Shares are eligible for exchange commencing 30 days after purchase.

                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of the Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales


                      Salomon Brothers Investment Series - 44
                   charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                   You may exchange shares by telephone if you elect telephone exchanges on your Purchase Application. Telephone exchanges are subject to the same limitations as telephone redemptions.


================================================================================
SYSTEMIC
 EXCHANGE

                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Purchase Application or in the Systematic Investing Application.


 REDEEMING SHARES


 You may redeem some or all of your shares by sending your redemption request in proper form  REDEMPTIONS BY MAIL to:

                 First Data Investor Services Group, Inc.
                 c/o FDISG
                 P.O. Box 9764
                 Providence, RI 02940-9764.

 The written request for redemption must be in good order. This means that you have provided  Generally, a properly
 the following information. Your request will not be processed without this information.      completed Redemption
   Name of the fund                                                                           Form with any required
   Account number                                                                             signature guarantee is
   Dollar amount or number of shares to redeem                                                all that is required
   Signature of each owner exactly as account is registered                                   for a redemption. In
   Other documentation required by the transfer agent                                         some cases, however,
 To be in good order, your request must include a signature guarantee if:                     other documents may be
   The proceeds of the redemption exceed $50,000                                              necessary.
   The proceeds are not paid to the record owner(s) at the record address
   The shareholder(s) has had an address change in the past 45 days
   The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary
 You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

=======================================================================================================================


 You may redeem shares by fax only if a signature guarantee or other documentary evidence is  REDEMPTIONS BY FAX not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 871-9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.


                 Salomon Brothers Investment Series - 45

======================================================================================================================
 In all cases, your redemption price is the net asset value next determined after your        REDEMPTION PAYMENTS
 request is received in good order. Redemption proceeds normally will be sent within seven    ANY REQUEST THAT YOUR
 days. However, if you recently purchased your shares by check, your redemption proceeds      REDEMPTION PROCEEDS BE
 will not be sent to you until your original check clears. Your redemption proceeds can be    SENT TO A DESTINATION
 sent by check to your address of record or by wire transfer to a bank account designated on  OTHER THAN YOUR BANK
 your application.                                                                            ACCOUNT OR ADDRESS OF
 If shares of Cash Management Fund or New York Municipal Money Market Fund are redeemed       RECORD MUST BE IN
 before noon, Eastern time, you will not receive that day's dividends. You will receive that  WRITING AND MUST
 day's dividends if you redeem after noon, Eastern time.                                      INCLUDE SIGNATURE
                                                                                              GUARANTEES
======================================================================================================================
 You may transmit your redemption request to selected dealers with which the distributor has  REDEMPTIONS THROUGH
 entered into sales agreements for the purchase of shares of the funds. Redemption orders     SELECTED DEALERS
 received by these dealers before the New York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. With respect to the Cash Management Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted to the transfer agent by 12:00 noon, eastern time, on any day the New York Stock Exchange is open, will generally be effected on that same day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
=======================================================================================================================
 You may redeem shares by wire in amounts of $500 or more if redemption by wire has been      REDEMPTIONS BY WIRE
 elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

   Telephone the redemption request to the transfer agent at (800) 446-1013

   Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated
 on your Purchase Application or by letter which has been properly guaranteed. With respect to the Cash Management Fund and New York Municipal Money Market Fund, if the transfer agent receives the wire request by 12:00 noon, eastern time, on any day the New York Stock
 Exchange is open, the redemption proceeds generally will be transmitted to your bank that same day. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
======================================================================================================================
 You may redeem shares by telephone if you elect the telephone redemption option on your      REDEMPTIONS BY
 Purchase Application, and the proceeds must be mailed to your address of record. In          TELEPHONE
 addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m. eastern time on any day the New York
 Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.
======================================================================================================================


                Salomon Brothers Investment Series - 46

 You can arrange for the automatic redemption of a portion of your shares on a monthly or     AUTOMATIC CASH
 quarterly basis. To qualify, you must own shares of the fund with a value of at least        WITHDRAWAL PLAN
 $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals ($7,500 in the case of the Investors Fund and the Capital Fund) and each automatic redemption must be at least
 $250 if made monthly.
======================================================================================================================
 Check writing is available for Class A and Class O shareholders of the Cash Management Fund  CHECKWRITING PRIVILEGE
 and the New York Municipal Money Market Fund only. You must elect the redemption by check option on your Purchase Application. The redemption of shares may be made using redemption checks provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed until the check clears the banking system. A fee of $10 will be charged if there are insufficient funds to cover the amount of the check.

=======================================================================================================================

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.
=======================================================================================================================
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. All of the funds except Cash Management Fund and New York Municipal Money Market Fund calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Cash Management Fund and New York
                         Municipal Money Market Fund each calculates its net asset value at 12:00 noon, Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds'
                         currency conversions are done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

                         Cash Management Fund and New York Municipal Money Market Fund each uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.


                     Salomon Brothers Investment Series - 47

                         In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the New York Stock Exchange closes. If the New York Stock
                         Exchange closes early, you must place your order prior to the actual closing time.
                         Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer agent before the agent's close of business.
=======================================================================================================================
                         Each fund has the right to:

                           Suspend the offering of shares

                           Waive or change minimum and additional investment amounts

                           Reject any purchase or exchange order

                           Change, revoke or suspend the exchange privilege

                           Suspend telephone transactions

                           Suspend or postpone redemptions of shares on any day when trading on the New York Stock
                         Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
======================================================================================================================
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

                            Salomon Brothers Investment Series - 48

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as follows:


                        DIVIDENDS     INCOME DIVIDEND    CAPITAL GAIN    DISTRIBUTIONS
  FUND                   DECLARED      DISTRIBUTIONS     DISTRIBUTIONS    MOSTLY FROM
  Asia Growth            annually        annually          annually           gain
  Fund


  Capital Fund           annually        annually          annually           gain

  Cash                 daily              monthly          annually*         income
  Management           (to share-
  Fund                 holders of
                       record at
                       12:00 noon)


  High Yield Bond         daily           monthly          annually          income
  Fund

  Investors Fund        quarterly        quarterly         annually           gain

  National                daily           monthly          annually          income
  Intermediate
  Municipal Fund

  New York             daily              monthly          annually*         income
  Municipal            (to share-
  Money Market         holders of
  Fund                 record at
                       12:00 noon)

  Small Cap              annually        annually          annually           gain
  Growth Fund

  Strategic Bond          daily           monthly          annually          income
  Fund


  Total Return            daily           monthly          annually           both
  Fund

  U.S. Government         daily           monthly          annually          income
  Income Fund


[CAPTION]


DIVIDENDS
AND
DISTRIBUTIONS

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.


 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

 The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                   Salomon Brothers Investment Series - 49

================================================================================

 TRANSACTION                               FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares          Usually capital gain or loss (except for a money
                                           market fund, no gain, and loss only to the extent
                                           of any deferred sales charge); long-term only if
                                           shares owned more than one year


 Long-term capital gain distributions      Long-term capital gain

 Short-term capital gain distributions     Ordinary income

 Dividends                                 Ordinary income (for all funds except the
                                           municipal bond funds)*

[CAPTION]

TAXES

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

 *National Intermediate Municipal Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, except that the latter fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes. Their distributions from other sources, if any, would be taxable as described above.

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request). As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund and the Investors Fund were reclassified as Class O shares. As of the close of business on October 31, 1996, all existing shares of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares. As of the close of business on September 14, 1998, all existing Class C shares of all of the funds were reclassified as Class 2 shares.

                Salomon Brothers Investment Series - 50

                      [THIS PAGE INTENTIONALLY LEFT BLANK]



                     Salomon Brothers Investment Series - 51

                                ASIA GROWTH FUND


                                                         CLASS A                                   CLASS B
                                           -----------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------
                                            1998          1997         1996(1)        1998          1997         1996(1)
                                           -----------------------------------------------------------------------------

Net asset value, beginning of period       $ 7.48        $10.32        $10.00        $ 7.44        $10.31        $10.00
                                           -------       -------       -------       -------       -------       -------
Net investment income (loss)(3)              0.10          0.03          0.05          0.05         (0.05)         0.01
Net gain (loss) on investments (both
  realized and unrealized                   (1.08)        (2.59)         0.47         (1.07 )       (2.57)         0.46
                                           -------       -------       -------       -------       -------       -------
Total from investment operations            (0.98)        (2.56)         0.52         (1.02 )       (2.62)         0.47
                                           -------       -------       -------       -------       -------       -------
Dividends from net investment income         --           (0.03)        (0.05 )        --            0.00         (0.01)
Distributions from net realized gain
  on investments                             --           (0.25)        (0.15 )        --           (0.25)        (0.15)
                                           -------       -------       -------       -------       -------       -------
Total dividends and distributions            --           (0.28)        (0.20 )        --           (0.25)        (0.16)
                                           -------       -------       -------       -------       -------       -------
Net asset value, end of period             $ 6.50        $ 7.48        $10.32        $ 6.42        $ 7.44        $10.31
                                           -------       -------       -------       -------       -------       -------
                                           -------       -------       -------       -------       -------       -------
Net assets, end of period (thousands)      $4,385        $6,491        $3,693        $5,256        $5,738        $3.163
Total return(4)                            -13.1%        -25.6%         +5.2%        -13.7%        -26.1%         +4.7%
Ratios to average net assets:
    Expenses                                1.24%         1.24%         1.24%(5)      1.99%         1.99%         1.99%(5)
    Net investment income                   1.48%         0.27%         0.90%(5)      0.77%        -0.48%         0.20%(5)
Portfolio turnover rate                      436%          294%          119%          436%          294%          119%

Before applicable waiver of
  management fee, expenses absorbed
  by SBAM and credits earned on
  custodian cash balances, net
  investment loss per share and
  expense ratios would have been:
Net investment loss per share              $(0.07)      $(0.23)       $(0.18)       $(0.11)       $(0.30)       $(0.23)
Expense ratio                               3.79%         3.81%         5.50%(5)      4.55%         4.56%         6.25%(5)


        ---------------------------------------------------------------

                                  CAPITAL FUND



                                                            CLASS A                           CLASS B
                                             -----------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------
                                              1998          1997         1996(2)        1998          1997         1996(2)
                                             -----------------------------------------------------------------------------
Net asset value, beginning of period         $21.15        $19.88        $21.98        $21.01        $19.90        $21.98
                                             -------       -------       -------                     -------       -------
Net investment income (loss)                   0.14          0.00          0.01(3)       0.09         (0.07)        (0.02)(3)
Net gain (loss) on investments (both
  realized and unrealized)                     4.64          5.10          1.54          4.45          5.01          1.56
                                             -------       -------       -------       -------       -------       -------
Total from investment operations               4.78          5.10          1.55          4.54          4.94          1.54
                                             -------       -------       -------       -------       -------       -------
Dividends from net investment income          (0.18)         --           (0.15)        (0.09)         --           (0.12)
Distributions from net realized gain on
  investments                                 (2.83)        (3.83)        (3.50)        (2.83)        (3.83)        (3.50)
Distributions in excess of net realized
  gains                                        --            --            --            --            --            --
                                             -------       -------       -------       -------       -------       -------
Total dividends and distributions             (3.01)        (3.83)        (3.65)        (2.92)        (3.83)        (3.62)
                                             -------       -------       -------       -------       -------       -------
Net asset value, end of period              $ 22.92       $ 21.15        $19.88       $ 22.63       $ 21.01        $19.90
                                             -------       -------       -------       -------       -------       -------
                                             -------       -------       -------       -------       -------       -------
Net assets, end of period (thousands)       $11,425       $ 5,589        $  344       $ 22,294      $ 3,820        $  219
Total return(4)                              +23.7%        +26.4%         +7.7%        +22.6%        +25.6%         +7.6%
Ratios to average net assets:
    Expenses                                  1.34%         1.46%         1.88% (5)     2.09%          2.20         2.73%(5)
    Net investment income (loss)              0.81%        -0.10%         0.18% (5)     0.17%         -0.94        -0.66%(5)
Portfolio turnover rate                        141%          159%          191%          141%          159%          191%


        ---------------------------------------------------------------

(1) May 6, 1996, commencement of investment operations, through December 31,
    1996.
(2) November 1, 1996, commencement of investment operations, through December 31, 1996.
(3) Per share information calculated using the average shares outstanding method.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(5) Annualized.

               Salomon Brothers Investment Series - 52

                                ASIA GROWTH FUND



            CLASS 2                             CLASS O
-------------------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------
 1998        1997       1996(1)      1998        1997       1996(1)
-------------------------------------------------------------------
$ 7.44      $10.30      $10.00      $ 7.50      $10.32      $10.00
-------     -------     -------     -------     -------     -------
  0.05       (0.05)       0.01        0.12        0.05        0.07
 (1.07)      (2.56)       0.45       (1.08)      (2.59)       0.46
-------     -------                 -------     -------     -------
 (1.02)      (2.61)       0.46       (0.96)      (2.54)       0.53
-------     -------                 -------     -------     -------
  --          0.00       (0.01)       --         (0.03)      (0.06)

  --         (0.25)      (0.15)       --         (0.25)      (0.15)
-------     -------                 -------     -------     -------
  --         (0.25)      (0.16)       --         (0.28)      (0.21)
-------     -------     -------     -------     -------     -------
$ 6.42      $ 7.44      $10.30      $ 6.54      $ 7.50      $10.32
-------     -------     -------     -------     -------     -------
-------     -------     -------     -------     -------     -------
$2,291      $1,643      $  246      $1,354         412      $  124
-13.7%      -26.0%       +4.6%      -12.8%      -25.3%       +5.3%
 1.99%       1.99%       2.00%(5)    0.99%       0.99%       0.99%(5)
 0.80%      -0.47%       0.08%(5)    1.90%       0.51%       1.21%(5)
  436%        294%        119%        436%        294%        119%
                        -------
$(0.11)     $(0.30)     $(0.20)     $(0.04)     $(0.20)     $(0.18)
 4.55%       4.56%       6.26%(5)    3.55%       3.56%       5.25%(5)


        ---------------------------------------------------------------

                                  CAPITAL FUND



                  CLASS 2                                           CLASS O
----------------------------------------------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------
 1998        1997       1996(2)       1998         1997       1996(2)          1995      1994
----------------------------------------------------------------------------------------------
$21.02      $19.91      $21.98      $  21.23     $  19.88     $  18.67     $  15.62     $20.80
-------     -------     -------     --------     --------     --------     --------     -------
  0.07       (0.06)      (0.02)(3)      0.21         0.05         0.13(2)      0.14       0.03

  4.47        5.00        1.57          4.62         5.13         5.70         5.27      (2.87)
-------     -------     -------     --------     --------     --------     --------     -------
  4.54        4.94        1.55          4.83         5.18         5.83         5.41      (2.84)
-------     -------     -------     --------     --------     --------     --------     -------
 (0.04)       --         (0.12)        (0.24)       --           (0.15)       (0.14)     (0.03)

 (2.83)      (3.83)      (3.50)        (2.83)       (3.83)       (4.47)       (2.22)     (1.51)

  --          --          --           --           --           --           --         (0.80)
-------     -------     -------     --------     --------     --------     --------     -------
 (2.87)      (3.83)      (3.62)        (3.07)       (3.83)       (4.62)       (2.36)     (2.34)
-------     -------     -------     --------     --------     --------     --------     -------
$22.69      $21.02      $19.91      $  22.99     $  21.23     $  19.88     $  18.67     $15.62
-------     -------     -------     --------     --------     --------     --------     -------
-------     -------     -------     --------     --------     --------     --------     -------
$6,369      $2,385      $  130      $194,973     $175,470     $135,943     $102,429     $86,704
+22.6%      +25.6%       +7.7%        +23.8%       +26.8%       +33.3%       +34.9%     -14.2%
 2.09%       2.21%       2.45%(5)      1.08%        1.22%        1.38%        1.36%      1.30%
 0.09%      -0.91%      -0.50%(5)      0.96%        0.26%        0.67%        0.74%      0.12%
  141%        159%        191%          141%         159%         191%         217%       152%


        ---------------------------------------------------------------



               Salomon Brothers Investment Series - 53

                              CASH MANAGEMENT FUND


                                                             CLASS A
                                           ----------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------
                                              1998       1997       1996     1995(1)
                                           ----------------------------------------------
Net asset value, beginning of period        $  1.000   $  1.000   $  1.000   $  1.000
                                            --------   --------   --------   --------
Net investment income                          0.050      0.051      0.050      0.044
Dividends from net investment income          (0.050)    (0.051)    (0.050)    (0.044)
                                            --------   --------   --------   --------
Net asset value, end of period              $  1.000   $  1.000   $  1.000   $  1.000
                                            --------   --------   --------   --------
                                            --------   --------   --------   --------
Net assets, end of period (thousands)       $ 26,793   $ 18,246   $  8,175   $  1,756
Total return(3)                                +5.2%      +5.2%      +5.1%      +4.5%
Ratios to average net assets:
    Expenses                                   0.55%      0.55%      0.55%      0.55%
    Net investment income                      5.02%      5.11%      4.95%      5.42%
Before applicable waiver of management fee,
  expenses absorbed by SBAM and credits
  earned on custodian cash balances, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share         $  0.049   $  0.049   $  0.047   $  0.037
    Expense ratio                              0.67%      0.70%      0.82%      1.35%

                                                              CLASS B
                                            --------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                            --------------------------------------------
                                               1998       1997       1996     1995(1)
Net asset value, beginning of period          $ 1.000   $  1.000   $  1.000   $  1.000
                                              -------   --------   --------   --------
Net investment income                           0.050      0.051      0.050      0.043
Dividends from net investment income           (0.050)    (0.051)    (0.050)    (0.043)
                                              -------   --------   --------   --------
Net asset value, end of period                $ 1.000   $  1.000   $  1.000   $  1.000
                                              -------   --------   --------   --------
                                              -------   --------   --------   --------
Net assets, end of period (thousands)         $17,374   $  4,151   $  3,920   $  2,238
Total return(3)                                 +5.2%      +5.2%      +5.1%      +4.4%
Ratios to average net assets:
    Expenses                                    0.55%      0.55%      0.55%      0.55%
    Net investment income                       4.95%      5.10%      4.95%      5.38%
Before applicable waiver of management fee,
  expenses absorbed by SBAM and credits
  earned on custodian cash balances, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share           $0.049%   $  0.049   $  0.047   $  0.037
    Expense ratio                               0.67%      0.70%      0.82%      1.34%


            ---------------------------------------------------------------


                              HIGH YIELD BOND FUND


                                                           CLASS A
                                         ------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                            1998       1997       1996     1995(2)
Net asset value, beginning of period      $  11.74   $  11.54   $  10.53   $  10.00
                                          --------   --------   --------   --------

Net investment income                         1.05       1.06       1.10       0.92
Net gain on investment (both realized and
  unrealized)                                (1.84)      0.38       1.11       0.67
                                          --------   --------   --------   --------
Total from investment operations             (0.79)      1.44       2.21       1.59
                                          --------   --------   --------   --------
Dividends from net investment income         (1.06)     (1.05)     (1.10)     (0.91)
Distributions from net realized gain on
  investments                                --         (0.19)     (0.10)     (0.15)
                                          --------   --------   --------   --------
Total dividends and distributions            (1.06)     (1.24)     (1.20)     (1.06)
                                          --------   --------   --------   --------
Net asset value, end of period            $   9.89   $  11.74   $  11.54   $  10.53
                                          --------   --------   --------   --------
                                          --------   --------   --------   --------
Net assets, end of period (thousands)     $145,730   $169,721   $ 65,935   $ 10,789
Total return(3)                              -7.1%     +13.0%     +21.9%     +16.6%
Ratios to average net assets:
    Expenses                                 1.24%      1.24%      1.24%(4)    1.24%
    Net investment income                    9.58%      8.66%      9.38%     10.58%(4)
Portfolio turnover rate                        66%        79%        85%       109%
Before applicable waiver of management
  fee, expenses absorbed by SBAM and
  credits earned on custodian cash
  balances, net investment income per
  share and expense ratios would have
  been:
    Net investment income per share       $   1.04   $   1.04   $   1.09   $   0.87
    Expense ratio                             1.32%      1.34%      1.50%      1.80%(4)

                                                              CLASS B
                                          --------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------
                                               1998         1997       1996     1995(2)
                                          --------------------------------------------------
Net asset value, beginning of period        $     11.71   $  11.53   $  10.53   $  10.00
                                            -----------   --------   --------   --------
Net investment income                              0.97       0.98       1.02       0.85
Net gain on investment (both realized and
  unrealized)                                     (1.84)      0.37       1.11       0.68
                                            -----------   --------   --------   --------
Total from investment operations                  (0.87)      1.35       2.13       1.53
                                            -----------   --------   --------   --------
Dividends from net investment income              (0.97)     (0.98)     (1.03)     (0.85)
Distributions from net realized gain on
  investments                                   --           (0.19)     (0.10)     (0.15)
                                            -----------   --------   --------   --------
Total dividends and distributions                 (0.97)     (1.17)     (1.13)     (1.00)
                                            -----------   --------   --------   --------
Net asset value, end of period              $      9.87   $  11.71   $  11.53   $  10.53
                                            -----------   --------   --------   --------
                                            -----------   --------   --------   --------
Net assets, end of period (thousands)       $   327,661   $329,672   $106,797   $ 10,108
Total return(3)                                   -7.8%     +12.2%     +21.2%     +15.7%
Ratios to average net assets:
    Expenses                                      1.99%      1.99%      1.99%      1.96%(4)
    Net investment income                         8.87%      7.90%      8.49%      9.53%(4)
Portfolio turnover rate                             66%        79%        85%       109%
Before applicable waiver of management
  fee, expenses absorbed by SBAM and
  credits earned on custodian cash
  balances, net investment income per
  share and expense ratios would have
  been:
    Net investment income per share         $      0.96   $   0.97   $   1.01   $   0.80
    Expense ratio                                  2.07%      2.09%      2.24%      2.51%(4)


        ---------------------------------------------------------------


(1) January 3, 1995, commencement of investment operations, through December 31, 1995.


(2) February 22, 1995, commencement of investment operations, through December 31, 1995.


(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(4) Annualized.

                 Salomon Brothers Investment Series - 54

                              CASH MANAGEMENT FUND


                  CLASS 2
--------------------------------------------
                YEAR ENDED DECEMBER 31,
--------------------------------------------
 1998        1997        1996       1995(1)
$ 1.000     $ 1.000     $ 1.000     $ 1.000
-------     -------     -------     -------
  0.050       0.051       0.050       0.043
 (0.050)     (0.051)     (0.050)     (0.043)
-------     -------     -------     -------
$ 1.000     $ 1.000     $ 1.000     $ 1.000
-------     -------     -------     -------
-------     -------     -------     -------
$ 2,741     $ 1,806     $   435     $   183
  +5.2%       +5.2%       +5.1%       +4.4%
  0.55%       0.55%       0.55%       0.55%
  4.98%       5.16%       4.95%       5.40%

$ 0.049     $ 0.049     $ 0.047     $ 0.036
  0.67%       0.70%       0.82%       1.34%




                    CLASS O
---------------------------------------------------------
             YEAR ENDED DECEMBER 31,
---------------------------------------------------------
 1998       1997           1996         1995       1994
$ 1.000     $  1.000     $ 1.000     $ 1.000     $ 1.000
-------   ----------     -------     -------     -------
  0.050        0.051       0.050       0.055       0.038
 (0.050)      (0.051)     (0.050)     (0.055)     (0.038)
-------   -----------    -------     -------     -------
$ 1.000    $   1.000     $ 1.000     $ 1.000     $ 1.000
-------   -----------   -------     -------     -------
-------   -----------   -------     -------     -------
$ 8,066    $  19,872     $14,225     $ 6,684     $19,127
   +5.2%        +5.2%       +5.1%       +5.6%       +3.9%
   0.55%        0.55%       0.55%       0.55%       0.61%
   5.08%        5.10%       4.95%       5.46%       3.79%
$ 0.049    $   0.049     $ 0.047     $ 0.047     $ 0.036
   0.67%        0.70%       0.82%       1.34%       0.81%


        ---------------------------------------------------------------

                              HIGH YIELD BOND FUND

                  CLASS 2
------------------------------------------------
                YEAR ENDED DECEMBER 31,
------------------------------------------------
 1998        1997        1996       1995(2)
-----------------------------------------------
$ 11.70     $ 11.52     $ 10.53     $ 10.00
-------     -------     -------     -------
   0.97        0.99        1.02        0.85
  (1.84)       0.36        1.10        0.68
-------     -------     -------     -------
  (0.87)       1.35        2.12        1.53
-------     -------     -------     -------
  (0.97)      (0.98)      (1.03)      (0.85)
   --         (0.19)      (0.10)      (0.15)
-------     -------     -------     -------
  (0.97)      (1.17)      (1.13)      (1.00)
-------     -------     -------     -------
$  9.86     $ 11.70     $ 11.52     $ 10.53
-------     -------     -------     -------
-------     -------     -------     -------
$86,596     $76,042     $13,773     $ 1,274
  -7.8%      +12.2%      +21.1%      +15.8%
  1.99%       1.99%       1.99%       1.98%(3)
  8.89%       7.87%       8.43%       9.61%(3)
    66%         79%         85%        109%

$  0.96     $  0.98     $  1.01     $  0.80
   2.07%      2.08%       2.24%        2.54%(3)



                  CLASS O
---------------------------------------------------------
                YEAR ENDED DECEMBER 31,
---------------------------------------------------------
1998        1997          1996       1995(2)

$ 11.75       $  11.53     $ 10.54     $ 10.00
-------      -----------  --------     -------
   1.09           1.08        1.16        0.95
  (1.86)          0.40        1.05        0.67
-------      -----------  --------     -------
  (0.77)          1.48        2.12        1.62
-------      -----------  --------     -------
  (1.09)         (1.07)      (1.12)      (0.93)
  --             (0.19)      (0.10)      (0.15)
-------      -----------  --------     -------
  (1.09)         (1.26)      (1.22)      (1.08)
-------      -----------  --------     -------
$  9.89       $  11.75     $ 11.53     $ 10.54
-------      -----------  --------     -------
-------      -----------  --------     -------
$ 8,936       $  2,386     $   393     $ 7,854
   -6.9%         +13.4%      +22.0%      +16.8%
   1.01%          0.99%       0.99%       1.00%(3)
  10.85%          8.93%      10.64%      10.59%(3)
     66%            79%         85%        109%
$  1.08        $  1.07     $  1.13      $  0.90
   1.09%          1.09%       1.24%       1.55%(3)


--------------------------------------

          Salomon Brothers Investment Series - 55

                                 INVESTORS FUND



                                                                    CLASS A                                CLASS B
                                                    ------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------------
                                                       1998      1997      1996     1995(1)    1998      1997      1996    1995(1)
                                                    ------------------------------------------------------------------------------
Net asset value, beginning of year                   $ 21.11   $ 18.89   $ 16.62   $ 13.61   $ 21.00   $ 18.86   $16.61   $13.61
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Net investment income                                   0.19      0.16      0.19      0.19      0.05      0.04     0.08     0.10
Net gain (loss) on investments (both realized and
  unrealized)                                           2.91      4.64      4.63      4.55      2.85      4.58     4.60     4.54
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Total from investment operations                        3.10      4.80      4.82      4.74      2.90      4.62     4.68     4.64
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Dividends from net investment income                   (0.17)    (0.21)    (0.22)    (0.23)    (0.03)    (0.11)   (0.10)   (0.14 )
Distributions from net realized gain on investments    (2.00)    (2.37)    (2.33)    (1.50)    (2.00)    (2.37)   (2.33)   (1.50 )
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Total dividends and distributions                      (2.17)    (2.58)    (2.55)    (1.73)    (2.03)    (2.48)   (2.43)   (1.64 )
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Net asset value, end of year                         $ 22.04   $ 21.11   $ 18.89   $ 16.62   $ 21.87   $ 21.00   $18.86   $16.61
                                                     -------   -------   -------   -------   -------   -------   ------   -------
                                                     -------   -------   -------   -------   -------   -------   ------   -------
Net assets, end of year (thousands)                  $50,953   $57,105   $10,905   $   441   $75,189   $49,786   $9,433   $  716
Total return(3)                                       +15.2%    +26.2%    +30.3%    +35.3%    +14.3%    +25.3%   +29.2%   +34.5%
Ratios to average net assets
    Expenses                                           0.88%     0.95%     1.06%     0.94%     1.63%     1.70%    1.82%    1.71%
    Net investment income                              0.87%     0.86%     0.94%     1.41%     0.18%     0.12%    0.21%    0.63%
Portfolio turnover rate                                  74%       62%       58%       86%       74%       62%      58%      86%


        ---------------------------------------------------------------

                      NATIONAL INTERMEDIATE MUNICIPAL FUND



                                                                      CLASS A                               CLASS B
                                                      --------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                           1998     1997     1996   1995(2)      1998     1997     1996   1995(2)
                                                      --------------------------------------------------------------------------
Net asset value, beginning of period                     $10.62   $10.35   $10.43   $10.43     $10.59   $10.33   $10.42   $10.00
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Net investment income                                      0.47     0.48     0.48     0.40       0.39     0.40     0.40     0.34
Net gain (loss) on investment (both realized and
  unrealized)                                              --       0.28    (0.06)    0.46       --       0.28    (0.06)    0.45
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Total from investment operations                           0.47     0.76     0.42     0.86       0.39     0.68     0.34     0.79
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Dividends from net investment income                      (0.48)   (0.48)   (0.48)   (0.40)     (0.41)   (0.40)   (0.41)   (0.34)
Distributions in excess of net investment income           --       --       --       --         --      (0.01)    --       --
Distributions from net realized gain on investments        --      (0.01)   (0.02)   (0.03)      --      (0.01)   (0.02)   (0.03)
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Total dividends and distributions                         (0.48)   (0.49)   (0.50)   (0.43)     (0.41)   (0.42)   (0.43)   (0.37)
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Net asset value, end of period                           $10.61   $10.62   $10.35   $10.43     $10.57   $10.59   $10.33   $10.42
                                                         ------   ------   ------   ------     ------   ------   ------   ------
                                                         ------   ------   ------   ------     ------   ------   ------   ------
Net assets, end of period (thousands)                    $2,545   $1,063   $  696   $  569     $2,763   $1,295   $  702   $  432
Total return(3)                                           +4.5%    +7.5%    +4.2%    +8.7%      +3.7%    +6.7%    +3.4%    +8.0%
Ratios to average net assets:
    Expenses                                              0.75%    0.75%    0.75%    0.75%(4)   1.50%    1.50%    1.50%    1.50%(4)
    Net investment income                                 4.28%    4.53%    4.62%    4.63%(4)   3.54%    3.75%    3.88%    3.85%(4)
Portfolio turnover rate                                      8%       1%      19%      29%         8%       1%      19%      29%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian cash
  balances, net investment income per share and expense
  ratios would have been:
    Net investment income per share                      $ 0.37   $ 0.36   $ 0.35   $ 0.32     $ 0.29   $ 0.28   $ 0.27   $ 0.25
    Expense ratio                                          1.67%    1.82%    2.02%    1.71%(4)   2.42%    2.57%    2.77%    2.45%(4)


        ---------------------------------------------------------------

(1) January 3, 1995, commencement of investment operations, through December 31, 1995.


(2) February 22, 1995, commencement of investment operations, through December 31, 1995.

(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value onthe payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(4)  Annualized.

                 Salomon Brothers Investment Series - 56

                                 INVESTORS FUND

                   CLASS 2                                                     CLASS O
-------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
 1998         1997         1996       1995(1)        1998          1997          1996        1995(1)         1994
-------------------------------------------------------------------------------------------------------------------
$ 21.01      $ 18.86      $16.61      $13.61       $  21.13      $  18.90      $  16.61      $  13.63      $  15.60
-------      -------      ------      -------      --------      --------      --------      --------      --------
   0.05         0.04        0.07        0.09           0.25          0.24          0.25          0.27          0.27
   2.84         4.59        4.60        4.55           2.90          4.60          4.62          4.48         (0.48)
-------      -------      ------      -------      --------      --------      --------      --------      --------
   2.89         4.63        4.67        4.64           3.15          4.84          4.87          4.75         (0.21)
-------      -------      ------      -------      --------      --------      --------      --------      --------
  (0.02)       (0.11)      (0.09)      (0.14 )        (0.23)        (0.24)        (0.25)        (0.27)        (0.27)
  (2.00)       (2.37)      (2.33)      (1.50 )        (2.00)        (2.37)        (2.33)        (1.50)        (1.49)
-------      -------      ------      -------      --------      --------      --------      --------      --------
  (2.02)       (2.48)      (2.42)      (1.64 )        (2.23)        (2.61)        (2.58)        (1.77)        (1.76)
-------      -------      ------      -------      --------      --------      --------      --------      --------
$ 21.88      $ 21.01      $18.86      $16.61       $  22.05      $  21.13      $  18.90      $  16.61      $  13.63
-------      -------      ------      -------      --------      --------      --------      --------      --------
-------      -------      ------      -------      --------      --------      --------      --------      --------
$17,680      $11,701      $1,959      $  306       $650,916      $608,401      $518,361      $428,950      $348,214
 +14.3%       +25.2%      +29.3%      +34.5%         +15.4%        +26.5%        +30.6%        +35.4%         -1.3%
  1.63%        1.70%       1.80%       1.68%          0.63%         0.69%         0.76%         0.69%         0.69%
  0.18%        0.13%       0.23%       0.66%          1.15%         1.15%         1.36%         1.67%         1.75%
    74%          62%         58%         86%            74%           62%           58%           86%          166%


        ---------------------------------------------------------------


                      NATIONAL INTERMEDIATE MUNICIPAL FUND

                 CLASS 2                                           CLASS O
---------------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------
 1998        1997        1996       1995(2)      1998         1997         1996       1995(2)
---------------------------------------------------------------------------------------------
$10.59      $10.33      $10.42      $10.00      $ 10.61      $ 10.34      $10.34      $10.43
------      ------      ------      ------      -------      -------      ------      -------
  0.39        0.40        0.40        0.34         0.48         0.50        0.50        0.42
  --          0.28       (0.06)       0.45         0.01         0.28       (0.07)       0.46
------      ------      ------      ------      -------      -------      ------      -------
  0.39        0.68        0.34        0.79         0.49         0.78        0.43        0.88
------      ------      ------      ------      -------      -------      ------      -------
 (0.41)      (0.40)      (0.41)      (0.34)       (0.50)       (0.50)      (0.50)      (0.42)
  --         (0.01)       --          --          --           --           --          --
  --         (0.01)      (0.02)      (0.03)       --           (0.01)      (0.02)      (0.03)
------      ------      ------      ------      -------      -------      ------      -------
 (0.41)      (0.42)      (0.43)      (0.37)       (0.50)       (0.51)      (0.52)      (0.45)
------      ------      ------      ------      -------      -------      ------      -------
$10.57      $10.59      $10.33      $10.42      $ 10.60      $ 10.61      $10.34      $10.43
------      ------      ------      ------      -------      -------      ------      -------
------      ------      ------      ------      -------      -------      ------      -------
$2,291      $  514      $  468      $  271      $ 8,211      $11,286      $9,786      $9,675
 +3.7%       +6.7%       +3.4%       +8.0%        +4.8%        +7.8%       +4.3%       +9.0%
 1.50%       1.50%       1.50%       1.50%(4)     0.50%        0.50%       0.50%       0.50%(4)
 3.51%       3.81%       3.88%       3.85%(4)     4.58%        4.79%       4.88%       4.86%(4)
    8%       1.00%         19%       29.0%           8%          19%       1.00%       29.0%

$ 0.29      $ 0.28      $ 0.27      $ 0.25      $  0.38      $  0.39      $ 0.37      $ 0.34
  2.42%       2.57%       2.77%       2.46%(4)     1.42%        1.57%       1.77%       1.46%(4)


        ---------------------------------------------------------------
                  Salomon Brothers Investment Series - 57

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                                                     CLASS A                              CLASS B
                                                      ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                       1998           1997          1996(1)         1998        1997     1996(1)
                                                      ----------------------------------------------------------------------------
Net asset value, beginning of period                  $ 1.000        $ 1.000        $ 1.000        $ 1.000     $ 1.000    $ 1.000
                                                      -------        -------        -------        -------     -------    -------
Net investment income                                   0.031          0.034          0.006          0.031       0.034      0.006

Dividends from net investment income                   (0.031)        (0.034)        (0.006)        (0.031)     (0.034)    (0.006)
                                                      -------        -------        -------        -------     -------    -------
Net asset value, end of period                        $ 1.000        $ 1.000        $ 1.000        $ 1.000     $ 1.000    $ 1.000
                                                      -------        -------        -------        -------     -------    -------
                                                      -------        -------        -------        -------     -------    -------
Net assets, end of period (thousands)                 $5,372         $3,808         $360           $25         $    25    $    25

Total return(2)                                       +3.2%          +3.5%          +0.6%          +3.2%          +3.5%      +0.6%
Ratios to average net assets:
   Expenses                                           0.41%          0.50%          0.38%(3)       0.42%          0.43%     0.40%(3)
   Net investment income                              3.15%          3.39%          3.56%(3)       3.21%          3.32%     3.40%(3)

Before applicable waiver of management fee,
 expenses absorbed by SBAM and credits earned
 on custodian cash balances, net investment
 income per share and expense ratios would have
 been:
   Net investment income per share                      --             --           $ 0.006          --             --      $ 0.006
   Expense ratio                                        --             --           0.39%(3)         --             --      0.41%(3)

             ------------------------------------------------------

(1) November 1, 1996, commencement of investment operations, through December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.

                             SMALL CAP GROWTH FUND

                                                            CLASS A                            CLASS B
                                               --------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------
                                                            1998(1)                            1998(1)
                                               --------------------------------------------------------------------

Net asset value, beginning of period                       $   10.00                          $   10.00
                                                            --------                           --------
Net investment loss                                            (0.02)                             (0.06)
Net gain on investments (both realized and
 unrealized)                                                    1.61                               1.61
                                                            --------                           --------
Total from investment operations                                1.59                               1.55
                                                            --------                           --------
Dividends from net investment income                          --                                 --
Distributions from net realized gain on
 investments                                                  --                                 --
                                                            --------                           --------
Total dividends and distributions                             --                                 --
                                                            --------                           --------
Net asset value, end of period                             $   11.59                          $   11.55
                                                            --------                           --------
                                                            --------                           --------
Net assets, end of period (thousands)                      $   3,205                          $   3,850
                                                            --------                           --------
Total return(2)                                                +15.9%                             +15.5%
Ratios to average net assets:
   Expenses                                                     1.50%(3)                           2.25%(3)
   Net investment income                                      - 0.51%(3)                         - 1.21%(3)
Portfolio turnover rate                                           96%                                96%
Before applicable waiver of management fee,
 expenses absorbed by SBAM and credits earned
 on cash
 balances, net investment income per share
 and expense
 ratios would have been:
Net investment loss per share                              $   (0.06)                         $   (0.10)
Expense ratio                                                   2.30%(3)                           3.05%(3)


             ------------------------------------------------------


(1) July 1, 1998 commencement of investment operations, through December 31,
    1998.

(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(3) Annualized.


                     Salomon Brothers Investment Series - 58

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                        CLASS 2                               CLASS O
------------------------------------------------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------
 1998        1997       1996(1)       1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------
$ 1.000     $ 1.000     $ 1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
-------     -------     -------     --------     --------     --------     --------     --------
  0.031       0.034       0.006        0.031        0.034        0.032        0.037        0.027
 (0.031)     (0.034)     (0.006)      (0.031)      (0.034)      (0.032)      (0.037)      (0.027)
-------     -------     -------     --------     --------     --------     --------     --------
$ 1.000     $ 1.000     $ 1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
-------     -------     -------     --------     --------     --------     --------     --------
-------     -------     -------     --------     --------     --------     --------     --------
$153        $25         $25         $195,584     $305,419     $273,734     $226,549     $269.788
+3.2%       +3.5%       +0.6%       +3.2%        +3.5%        +3.3%        +3.7%        +2.7%
0.34%       0.47%       0.40%(3)    0.43%        0.47%        0.53%        0.43%        0.41%
3.13%       3.40%       3.40%(3)    3.14%        3.39%        3.25%        3.67%        2.63%

   --         --        $ 0.006        --           --        $  0.032     $  0.037        --
   --         --        0.41%(3)       --           --           0.53%        0.45%        --


             ------------------------------------------------------


                             SMALL CAP GROWTH FUND

            CLASS 2                                       CLASS O
-------------------------------  ---------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------
            1998(1)                                       1998(1)
-------------------------------  ---------------------------------------------------------
            $   10.00                                     $   10.00
              ------                                        ------
               (0.06)                                        (0.01)

                1.62                                          1.61
              ------                                        ------
                1.56                                          1.60
              ------                                        ------
               --                                           --
               --                                           --
              ------                                        ------
               --                                           --
              ------                                        ------
           $   11.56                                     $   11.60
              ------                                        ------
              ------                                        ------
           $   1,471                                     $      67
              ------                                        ------
               +15.6%                                        +16.0%
                2.25%(3)                                      1.25%(3)
               -1.35%(3)                                     -0.18%(3)
                  96%                                           96%
           $   (0.10)                                    $   (0.05)
                3.05%(3)                                      2.05%(3)


             ------------------------------------------------------


                     Salomon Brothers Investment Series - 59

                              STRATEGIC BOND FUND


                                                         CLASS A                                       CLASS B
                                         -------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------------
                                          1998      1997       1996      1995(1)        1998       1997       1996     1995(1)
                                         -------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 10.94   $ 10.83    $ 10.53    $ 10.00      $  10.93    $ 10.82    $ 10.53   $ 10.00
                                         -------   -------    -------    -------      --------    -------    -------   -------
Net investment income                       0.76      0.76(3)    0.87(3)    0.84          0.69       0.67(3)    0.79(3)   0.76
Net gain (loss) on investments (both
  realized and unrealized)                 (0.65)     0.41       0.55       0.78         (0.66)      0.41       0.53      0.79
                                         -------   -------    -------    -------      --------    -------    -------   -------
Total from investment operations            0.11      1.17       1.42       1.62          0.03       1.08       1.32      1.55
                                         -------   -------    -------    -------      --------    -------    -------   -------
Dividends from net investment income       (0.85)    (0.89)     (0.94)     (0.85)        (0.77)     (0.80)     (0.85)    (0.78)
Dividends in excess of net investment
  income                                   --        --         (0.01)     --            --         --         (0.10)    --
Distributions from net realized gain on
  investments                              (0.01)    (0.17)     (0.17)     (0.24)        (0.01)     (0.17)     (0.17)    (0.24)
                                         -------   -------    -------    -------      --------    -------    -------   -------
Total dividends and distributions          (0.86)    (1.06)     (1.12)     (1.09)        (0.78)     (0.97)     (1.03)    (1.02)
                                         -------   -------    -------    -------      --------    -------    -------   -------
Net asset value, end of period           $ 10.19   $ 10.94    $ 10.83    $ 10.53      $  10.18    $ 10.93    $ 10.82   $ 10.53
                                         -------   -------    -------    -------      --------    -------    -------   -------
                                         -------   -------    -------    -------      --------    -------    -------   -------
Net assets, end of period (thousands)    $21,995   $17,150    $ 8,345    $   513      $ 67,928    $47.921    $14.291   $ 1,879
Total return(4)                            +1.1%    +11.2%     +14.1%     +16.8%         +0.3%     +10.4%     +13.0%    +16.1%
Ratios to average net assets:
    Expenses                               1.24%     1.24%      1.24%      1.23%(5)      1.99%      1.99%      1.98%     1.97%(5)
    Net investment income                  7.11%     6.99%      8.09%      9.51%(5)      6.37%      6.12%      7.34%     8.75%(5)
Portfolio turnover rate                     109%      184%       122%       161%          109%       184%       122%      161%
Before applicable waiver of management
    fee, expenses absorbed by SBAM and
    credits earned on custodian cash
    balances, net investment income per
    share and expense ratios would have
    been:
Net investment income per share          $  0.74   $  0.73    $  0.79    $  0.76      $   0.67    $  0.64    $  0.71    $  0.69
Expense ratio                               1.43%     1.53%      1.98%      2.11%(5)      2.18%      2.28%      2.73%      2.85%(5)


        ---------------------------------------------------------------

                             TOTAL RETURN BOND FUND


                                                           CLASS A                                       CLASS B
                                           ------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------------------------
                                              1998      1997       1996    1995(2)         1998       1997       1996   1995(2)
                                           ------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 13.13   $ 11.82    $ 10.55    $ 10.00     $  13.12    $ 11.82    $ 10.54   $ 10.00
                                           -------   -------    -------    -------     --------    -------    -------   -------
Net investment income(3)                      0.56      0.55       0.54       0.15         0.45       0.45       0.45      0.13
Net gain on investments (both realized and
  unrealized)                                 0.26      1.65       1.35       0.52         0.26       1.65       1.35      0.51
                                           -------   -------    -------    -------     --------    -------    -------   -------
Total from investment operations              0.82      2.20       1.89       0.67         0.71       2.10       1.80      0.64
                                           -------   -------    -------    -------     --------    -------    -------   -------
Dividends from net investment income         (0.55)    (0.53)     (0.52)     (0.11)       (0.46)     (0.44)     (0.42)    (0.09)
Distributions from net realized gain on
  investments                                (0.29)    (0.36)     (0.10)     (0.01)       (0.29)     (0.36)     (0.10)    (0.01)
                                           -------   -------    -------    -------     --------    -------    -------   -------
Total dividends and distributions            (0.84)    (0.89)     (0.62)     (0.12)       (0.75)     (0.80)     (0.52)    (0.10)
                                           -------   -------    -------    -------     --------    -------    -------   -------
Net asset value, end of period             $ 13.11   $ 13.13    $ 11.82    $ 10.55     $  13.08    $ 13.12    $ 11.82   $ 10.54
                                           -------   -------    -------    -------     --------    -------    -------   -------
                                           -------   -------    -------    -------     --------    -------    -------   -------
Net assets end of period (thousands)       $51,443   $53,024    $21,109    $ 3,658     $120,816    $87,549    $28,043   $ 5,378
Total return(4)                              +6.4%    +19.1%     +18.3%      +6.7%         5.5%     +18.2%     +17.4%     +6.4%
Ratios to average net assets:
    Expenses                                 0.85%     0.77%      0.75%      0.74%(5)     1.60%      1.52%      1.50%     1.49%(5)
    Net investment income                    4.17%     4.29%      4.81%      4.82%(5)     3.41%      3.54%      4.06%     4.06%(5)
Portfolio turnover rate                        63%       70%        76%        16%          63%        70%        76%       16%
Before applicable waiver of management
    fee, expenses absorbed by SBAM and
    credits earned on custodian cash
    balances, net investment income per
    share and expense ratios would have
    been:
    Net investment income per share        $  0.51   $  0.49    $  0.44       0.13     $   0.41    $  0.39    $  0.36   $  0.11
    Expense ratio                             1.17%     1.24%      1.61%      1.45%(5)     1.92%      1.99%      2.36%     2.19%(5)


        ---------------------------------------------------------------

(1) February 22, 1995, commencement of investment operations through December 31, 1995.
(2) September 11, 1995, commencement of investment operations, through December 31, 1995.
(3) Per share information calculated using the average shares outstanding method.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(5)  Annualized.

                     Salomon Brothers Investment Series - 60

                              STRATEGIC BOND FUND

                   CLASS 2                                             CLASS O
--------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------
 1998         1997         1996        1995(1)       1998         1997         1996        1995(1)
--------------------------------------------------------------------------------------------------
$ 10.94      $ 10.82      $ 10.53      $ 10.00      $ 10.93      $ 10.82      $ 10.53      $ 10.00
-------      -------      -------      -------      -------      -------      -------      -------
   0.69         0.66(3)      0.78(3)      0.77         0.77         0.78(3)      0.92(3)      0.87
  (0.67)        0.43         0.54         0.78        (0.63)        0.41         0.51         0.77
-------      -------      -------      -------      -------      -------      -------      -------
   0.02         1.09         1.32         1.55         0.14         1.19         1.43         1.64
-------      -------      -------      -------      -------      -------      -------      -------
  (0.77)       (0.80)       (0.85)       (0.78)       (0.88)       (0.91)       (0.96)       (0.87)
   --          --           (0.01)       --           --           --           (0.01)       --
  (0.01)       (0.17)       (0.17)       (0.24)       (0.01)       (0.17)       (0.17)       (0.24)
-------      -------      -------      -------      -------      -------      -------      -------
  (0.78)       (0.97)       (1.03)       (1.02)       (0.89)       (1.08)       (1.14)       (1.11)
-------      -------      -------      -------      -------      -------      -------      -------
$ 10.18      $ 10.94      $ 10.82      $ 10.53      $ 10.18      $ 10.93      $ 10.82      $ 10.53
-------      -------      -------      -------      -------      -------      -------      -------
-------      -------      -------      -------      -------      -------      -------      -------
$27,327      $20,220      $ 4,575      $   411      $   498      $   649      $ 3,817      $ 9,763
  +0.2%       +10.5%       +13.1%       +16.1%        +1.3%       +11.5%       +14.2%       +17.0%
  1.99%        1.99%        1.98%        1.99%(5)     0.99%        0.96%        1.00%        0.99%(5)
  6.37%        6.09%        7.26%        8.77%(5)     7.37%        7.22%        8.65%        9.74%(5)
   109%         184%         122%         161%         109%         184%         122%         161%

$  0.67      $  0.63      $  0.70      $  0.70      $  0.75      $  0.75      $  0.84      $  0.79
   2.18%        2.28%        2.72%        2.87%(4)     1.18%        1.25%        1.74%        1.87%(4)


        ---------------------------------------------------------------

                             TOTAL RETURN BOND FUND

                   CLASS 2                                           CLASS O
--------------------------------------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------
 1998         1997         1996        1995(1)       1998       1997       1996        1995(1)
--------------------------------------------------------------------------------------------------
$ 13.15      $ 11.85      $ 10.56      $ 10.00      $ 13.20   $   11.88  $   10.57     $ 10.00
-------      -------      -------      -------      -------   ---------  ---------     -------
   0.45         0.45         0.46         0.14         0.59        0.59       0.57        0.17
   0.26         1.65         1.35         0.51         0.26        1.65       1.39        0.52
-------      -------      -------      -------      -------   ---------  ---------     -------
   0.71         2.10         1.81         0.65         0.85        2.24       1.96        0.69
-------      -------      -------      -------      -------   ---------  ---------     -------
  (0.46)       (0.44)       (0.42)       (0.08)      (0.58)       (0.56)     (0.55)      (0.11)
  (0.29)       (0.36)       (0.10)       (0.01)      (0.29)       (0.36)     (0.10)      (0.01)
-------      -------      -------      -------      -------   ---------  ---------     -------
  (0.75)       (0.80)       (0.52)       (0.09)      (0.87)       (0.92)     (0.65)      (0.12)
-------      -------      -------      -------      -------   ---------  ---------     -------
$ 13.11      $ 13.15      $ 11.85      $ 10.56      $ 13.18   $   13.20  $   11.88     $ 10.57
-------      -------      -------      -------      -------   ---------  ---------     -------
-------      -------      -------      -------      -------   ---------  ---------     -------
$29,458      $21,085      $ 3,445      $   445      $ 1,523   $   1,227  $     213     $ 4,494
  +5.5%       +18.1%       +17.5%        +6.5%         +6.6%     +19.3%     +19.0%       +6.9%
  1.60%        1.52%        1.50%        1.51%(5)      0.60%      0.52%      0.50%       0.51%(5)
  3.41%        3.52%        4.07%        4.26%(5)      4.41%      4.60%      5.13%       5.30%(5)
    63%          70%          76%          16%           63%        70%        76%         16%

$  0.41      $  0.39      $  0.36      $  0.11      $  0.55   $    0.53  $    0.47     $  0.15
   1.92%        1.99%        2.36%        2.22%(5)     0.92%       1.00%      1.36%       1.22%


                     Salomon Brothers Investment Series - 61

                          U.S. GOVERNMENT INCOME FUND

                                                               CLASS A                                  CLASS B
                                                -------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------------
                                                 1998      1997      1996     1995(1)     1998       1997      1996     1995(1)
                                                -------------------------------------------------------------------------------
Net asset value, beginning of period            $10.20    $10.07    $10.32    $10.00     $ 10.20    $10.06    $10.32    $10.00
                                                ------    ------    ------    -------    -------    ------    ------    -------
Net investment income                             0.55      0.58      0.54      0.49        0.48      0.51      0.46      0.43
Net gain (loss) on investment (both realized
  and unrealized)                                 0.21      0.19     (0.19)     0.43        0.21      0.19     (0.20)     0.43
                                                ------    ------    ------    -------    -------    ------    ------    -------
Total from investment operations                  0.76      0.77      0.35      0.92        0.69      0.70      0.26      0.86
                                                ------    ------    ------    -------    -------    ------    ------    -------
Dividends from net investment income             (0.57)    (0.54)    (0.54)    (0.49 )     (0.49)    (0.46)    (0.46)    (0.43 )
Distributions from net realized gain on
  investments                                    (0.11)    (0.10)    (0.06)    (0.10 )     (0.11)    (0.10)    (0.06)    (0.10 )
Distributions in excess of net investment
  income                                          --        --        --       (0.01 )     --         --        --       (0.01 )
                                                          ------    ------    -------               ------    ------    -------
Total dividends and distributions                (0.68)    (0.64)    (0.60)    (0.60 )     (0.60)    (0.56)    (0.52)    (0.54 )
                                                ------    ------    ------    -------    -------    ------    ------    -------
Net asset value, end of period                  $10.28    $10.20    $10.07    $10.32     $ 10.29    $10.20    $10.06    $10.32
                                                ------    ------    ------    -------    -------    ------    ------    -------
                                                ------    ------    ------    -------    -------    ------    ------    -------
Net assets, end of period (thousands)           $6,744    $1,320    $1,188    $  278     $15,315    $2,531    $1,266    $  572
Total return(2)                                  +7.6%     +7.9%     +3.6%     +9.5%       +6.9%     +7.2%     +2.7%     +8.8%

Ratios to average net assets:
    Expenses                                     0.85%     0.85%     0.84%     0.85% (3)   1.60%     1.60%     1.59%     1.60%(3)
    Net investment income                        4.98%     5.77%     5.22%     5.67% (3)   4.20%     4.96%     4.51%     4.85%(3)
Portfolio turnover rate                           173%      261%      365%      230%        173%      261%      365%      230%
Before applicable waiver of management fee,
  expenses absorbed by SBAM and credits
  earned on custodian cash balances, net
  investment income per share and expense
  ratios would have been:
  Net investment income per share               $ 0.47    $ 0.47    $ 0.38    $ 0.40     $  0.39    $ 0.39    $ 0.30    $ 0.25
  Expense ratio                                   1.63%     2.02%     2.21%     1.90%(3)    2.39%     2.77%     2.96%     2.64%(3)


              ---------------------------------------------------------------

(1) February 22, 1995, commencement of investment operations, through December 31, 1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(3)  Annualized.

                          Salomon Brothers Investment Series - 62

                          U.S. GOVERNMENT INCOME FUND

                  CLASS 2                                         CLASS O
-------------------------------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------
 1998        1997        1996       1995(1)      1998        1997        1996       1995(1)
-------------------------------------------------------------------------------------------
$ 10.19     $ 10.05     $ 10.32     $ 10.00     $ 10.19     $ 10.06     $ 10.32     $ 10.00
-------     -------     -------     -------     -------     -------     -------     -------
   0.48        0.51        0.46        0.43        0.57        0.61        0.56        0.52

   0.21        0.19       (0.21)       0.43        0.23        0.18       (0.20)       0.42
-------     -------     -------     -------     -------     -------     -------     -------
   0.69        0.70        0.25        0.86        0.80        0.79        0.36        0.94
-------     -------     -------     -------     -------     -------     -------     -------
  (0.49)      (0.46)      (0.46)      (0.43)      (0.59)      (0.56)      (0.56)      (0.52)

  (0.11)      (0.10)      (0.06)      (0.10)      (0.11)      (0.10)      (0.06)      (0.10)

    --        --          --          (0.01)      --          --          --          --
-------     -------     -------     -------     -------     -------     -------     -------
  (0.60)      (0.56)      (0.52)      (0.54)      (0.70)      (0.66)      (0.62)      (0.62)
            -------     -------     -------     -------     -------     -------     -------
$ 10.28     $ 10.19     $ 10.05     $ 10.32     $ 10.29     $ 10.19     $ 10.06     $ 10.32
-------     -------     -------     -------     -------     -------     -------     -------
-------     -------     -------     -------     -------     -------     -------     -------
$ 4,715     $   751     $   422     $   273     $ 3,330     $ 9,553     $ 9,375     $ 9,552
  +6.9%       +7.0%       +2.7%       +8.8%       +8.1%       +8.1%       +3.7%       +9.7%

  1.60%       1.59%       1.60%       1.60%(3)    0.60%       0.60%       0.60%       0.60%(3)
  4.25%       4.94%       4.51%       4.92%(3)    5.52%       6.01%       5.53%       5.92%(3)
   173%        261%        365%        230%        173%        261%        365%        230%

$  0.39     $  0.39     $  0.31     $  0.34     $  0.44     $  0.49     $  0.41     $  0.42
   2.39%       2.76%       2.97%       2.64%(3)    1.38%       1.77%       1.97%       1.64%(3)


        ---------------------------------------------------------------


                          Salomon Brothers Investment Series - 63

                     ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of Additional Information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

                     HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-800-446-1013 or writing the funds at Seven World Trade Center, New York, NY, 10048 or calling your financial consultant.

  You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may notlawfully sell their shares.

(Investment Company Act file no.811-06087,
811-02667, 811-14025)


[LOGO]

Seven World Trade Center
New York, New York 10048

1-800-SALOMON
WWW. SBAM.Com

SBISPRO 5/99

                      STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Capital Fund Inc (the 'Capital Fund'), Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Investors Fund Inc (the 'Investors Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers Small Cap Growth Fund (the 'Small Cap Growth Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Total Return Fund (the 'Total Return Fund'), and Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund') (each, a 'Fund' and collectively, the 'Funds'). Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The Investors Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Series Funds, Capital Fund and Investors Fund are, individually, a 'Company,' or collectively, the 'Companies.'

This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated April 30, 1999, (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

                               TABLE OF CONTENTS


Additional Information on Fund Investments and Investment Policies........................................      2
Additional Investment Activities and Risk Factors.........................................................     19
Investment Restrictions and Limitations...................................................................     51
Management................................................................................................     60
Principal Holders of Securities...........................................................................     64
Investment Manager........................................................................................     70
Portfolio Transactions....................................................................................     76
Net Asset Value...........................................................................................     77
Additional Purchase Information...........................................................................     79
Additional Redemption Information.........................................................................     82
Additional Information Concerning Taxes...................................................................     82
Performance Information and Data..........................................................................     89
Shareholder Services......................................................................................     96
Account Services..........................................................................................     99
Capital Stock.............................................................................................     99
Custodian and Transfer Agent..............................................................................    100
Independent Accountants...................................................................................    101
Counsel...................................................................................................    101
Financial Statements......................................................................................    101
Special Investment Considerations Relating To New York Municipal Obligations..............................    A-1
Description of Ratings....................................................................................    B-1



May 1, 1999

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM'), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP').

ASIA GROWTH FUND

The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies. Asian Companies include companies that are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, 'Asian Countries').

More than 25% of the Fund's total assets may be denominated or quoted in the currencies of Hong Kong, Malyasia, Singapore and Thailand. In this connection, SBAM AP anticipates that up to 40% of the Fund's total assets may be invested in Hong Kong. Under an agreement signed in 1984, Britain passed Hong Kong's sovereignty to China effective July 1, 1997. The political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by Standard & Poor's Rating Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') with no minimum rating required or comparable unrated securities, commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities');
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities; and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described below, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks associated therewith are contained herein.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

CAPITAL FUND

In seeking capital appreciation, the Capital Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issuers and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Fund will not concentrate its investments in any particular industry.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the Fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix B: Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline.


There is no limit on the amount of the Fund's assets that can be invested in securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'


The Capital Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described below, the Fund may purchase Rule 144A securities. The Fund's holding of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As indicated below under 'Investment Restrictions and Limitations,' the Fund may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated below under 'Investment Restrictions and Limitations,' the Capital Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'

As a hedge against either a decline in the value of the securities included in the Capital Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Capital Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies (other than the policy of the Capital Fund with respect to the borrowing of money and the lending of portfolio securities) are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

CASH MANAGEMENT FUND

The types of obligations in which the Cash Management Fund may invest include:

    (1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal;

    (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

    (3) High-quality commercial paper and other high-quality short-term debt obligations; and

    (4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

The Cash Management Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Cash Management Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.

The Cash Management Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase obligations of supranational entities only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest. The Cash Management Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, West Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. For a description of supranational obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Cash Management Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Cash Management Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Cash Management Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Cash Management Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Asset-Backed Securities.'

Among the municipal obligations that the Cash Management Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Cash Management Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The Cash Management Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.'

Except with respect to the Cash Management Fund's investment objective and the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors of the Cash Management Fund without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by SBAM to be of comparable quality. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in foreign fixed-income securities.

The High Yield Bond Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'

The High Yield Bond Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk
Factors -- Loan Participations and Assignments.'

The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in SBAM's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in SBAM's opinion, adverse conditions prevail in the securities markets which make the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.

The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described herein, the Fund may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The foregoing investment policies, other than the High Yield Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

INVESTORS FUND

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described below, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Restrictions and Limitations' below, the Investors Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Investors Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks are contained herein.

The foregoing investment policies, other than the Investors Fund's investment objectives and the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

NATIONAL INTERMEDIATE MUNICIPAL FUND

The Fund will invest under normal circumstances at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See 'Additional Information Concerning Taxes.'

The National Intermediate Municipal Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below 'Baa' or 'BBB' after its acquisition by the Fund, if in SBAM's opinion, the retention of such obligation advisable.


The types of obligations in which the National Intermediate Municipal Fund may invest include municipal bonds, municipal notes, municipal obligations, 'moral obligation' securities, taxable high quality short-term money market instruments and municipal commercial paper which are described below under 'New York Municipal Money Market Fund.' The Fund may also invest in municipal lease obligations, floating and variable rate obligations, participation certificates, variable rate auction securities and inverse floaters which are described under 'Additional Investment Activities and Risk Factors.' It is not presently anticipated that the Fund will invest in variable rate auction securities or inverse floaters to any significant degree.


The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch IBCA, Inc. ('Fitch'), or determined by SBAM to be of comparable quality to bonds so rated. A description of the ratings used by Moody's, S&P and Fitch is included in Appendix B to this SAI.

The Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-2 or better by Moody's, SP-2, A-2 or better by S&P, or F-2 or better by Fitch, or determined by SBAM to be of comparable quality.

The Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. See 'Additional Information Concerning Taxes.' However, in order to maintain liquidity, the Fund may invest up to 20% of its assets in taxable obligations, including the following taxable high-quality short-term money market instruments: obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, is of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from regular federal income taxes, the National Intermediate Municipal Fund may invest its assets without limit in taxable high-quality short-term money market instruments, the types and characteristics of which are set forth above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Certain of the obligations that the National Intermediate Municipal Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

From time to time, the National Intermediate Municipal Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the National Intermediate Municipal Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The National Intermediate Municipal Fund may purchase securities on a when-issued or delayed delivery basis. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The National Intermediate Municipal Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The National Intermediate Municipal Fund is currently authorized to use only certain of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' Specifically, the Fund may purchase or sell futures contracts on (a) U.S. debt securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the 'CFTC') and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- Derivatives'.

The foregoing policies, other than the National Intermediate Municipal Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of obligations in which the New York Municipal Money Market Fund may invest include (see 'Description of Ratings' in Appendix B):

    (1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix B);

    (2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal notes in which the Fund may invest; and

    (3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series Funds Board of Directors, of comparable quality to rated municipal bonds in which the Fund may invest.

The New York Municipal Money Market Fund currently intends to invest substantially all of its assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities. Under normal market conditions, however, the Fund will invest at least 65% of its total assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in obligations that are exempt from federal income tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to federal income tax. Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities. For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI. The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from federal income tax and from the personal income taxes of the State of New York and its cities, the New York Municipal Money Market Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax and the personal income taxes of New York State and its cities may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal commercial paper that may be purchased by the New York Municipal Money Market Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to tax anticipation notes ('TANs'), bond anticipation notes ('BANs') and revenue anticipation notes ('RANs').

TANs are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. BANs are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs. RANs are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. Municipal notes also include construction loan notes and project notes. TANs, BANs and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The New York Municipal Money Market Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

The New York Municipal Money Market Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, beginning July 1, 1998, in accordance with Rule 2a-7 of the 1940 Act, the Fund will limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, unless such securities meet certain credit quality requirements of Rule 2a-7. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

Although New York State's financial operations improved during the most recent years, both the City and other State localities continue to require significant financial assistance from the State. In recent years, however, S&P upgraded the State's rating from 'A-' to 'A,' and changed the outlook on the City's 'BBB+' rating from 'stable' to 'positive.' New York City's rating was upgraded from 'Baa1' to 'A3' by Moody's in February of 1998. Both the State and the City face fiscal challenges, including declining federal subsidization and a cyclical economic base. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See 'Special Factors Affecting Investment in New York Municipal Obligations' in Appendix A for further information.

From time to time the New York Municipal Money Market Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Money Market Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the New York Municipal Money Market Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

The New York Municipal Money Market Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The New York Municipal Money Market Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The New York Municipal Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The New York Municipal Money Market Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The New York Municipal Money Market Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to the New York Municipal Money Market Fund's investment objective and the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

See Appendix B for a description of special investment considerations relating to New York Municipal Obligations.

SMALL CAP GROWTH FUND


The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included the Russell 2000 Index ('Small Cap Companies'). Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the capitalization of a Small Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund.


The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix B to this Prospectus for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Small

Cap Growth Fund. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

STRATEGIC BOND FUND

In pursuing the Strategic Bond Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the investment manager does not anticipate investing in excess of 75% of the Strategic Bond Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Bond Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities. Certain of the debt securities in which the Strategic Bond Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The high yield sovereign debt securities in which the Strategic Bond Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' and 'Brady Bonds.' SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Strategic Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Fund's exposure to a single market. The Strategic Bond Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The Strategic Bond Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States). For a further description of these investments, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors-Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Strategic Bond Fund are set forth under 'U.S. Government Income Fund' in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Fund is set forth below in the section entitled 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

The Strategic Bond Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI.

The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Strategic Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Strategic Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

TOTAL RETURN FUND

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Total Return Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Total Return Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Income Fund' in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Total Return Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under 'Cash Management Fund' in this section of the SAI.

Other fixed income securities in which the Total Return Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Total Return Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Total Return Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Loan Participation and Assignments.'

The Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Total Return Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Market.'

The Total Return Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Total Return Fund's investment objectives, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

U.S. GOVERNMENT INCOME FUND

The Fund seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The securities in which the U.S. Government Income Fund may invest are:

    (1) U.S. Treasury obligations;

    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

    (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

    (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes'; and

    (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
    (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government.


    (6) Repurchase agreements collateralized by any of the above.


Any guarantee of the securities in which the U.S. Government Income Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Income Fund and not to the purchase of shares of the Fund.

The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of two to four years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the investment manager's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Income Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Mortgage-Backed Securities' and 'Additional Information on Portfolio Instruments and Investment Policies -- Mortgage-Backed Securities'.

While the U.S. Government Income Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The U.S. Government Income Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The U.S. Government Income Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The U.S. Government Income Fund is not currently authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' However, such strategies may be used in the future by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the U.S. Government Income Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

FIXED-INCOME SECURITIES

Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Because the New York Municipal Money Market Fund and National Intermediate Municipal Fund invest primarily in municipal obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of the New York Municipal Money Market Fund and National Intermediate Municipal Fund to buy and sell municipal obligations may, at any particular time and

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with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

HIGH YIELD SECURITIES


The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Total Return Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities.


Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix B. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a

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particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the

                                       23





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ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

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BRADY BONDS

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be

                                       25





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



relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which these Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Foreign Securities' above. None of the Funds will purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

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Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related

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automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MORTGAGE-BACKED SECURITIES

The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Total Return Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities,

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which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure

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sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATELY-ISSUED MORTGAGE SECURITIES

The Strategic Bond Fund and Total Return Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

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COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

The U.S. Government Income Fund and Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income Fund and Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES

The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose

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subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes.'

MORTGAGE ROLLS

The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or

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lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

INVERSE FLOATING RATE OBLIGATIONS

Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

SMALL CAPITALIZATION COMPANIES

Investments in Small Capitalization Companies may involve greater risks and volatility than investments in larger companies. Small Capitalization Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, Small Capitalization Companies may have difficulty withstanding competition from larger more established companies in their industries.

REAL ESTATE INVESTMENT TRUSTS

The Total Return Fund, Small Cap Growth Fund, Investors Fund and Capital Fund may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.

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WARRANTS

Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

As indicated under 'Investment Restrictions and Limitations' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

SHORT SALES

The Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Small Cap Growth Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Small Cap Growth Fund) and will be required to hold such securities while the short sale is outstanding. The Small Cap Growth Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Small Cap Growth Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result the Small Cap Growth Fund will lose the benefit of any such appreciation.

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The Small Cap Growth Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

LOANS OF PORTFOLIO SECURITIES


Each of the Funds, except the Cash Management Fund, New York Municipal Money Market Fund and National Intermediate Municipal Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund, the Asia Growth Fund, the Investors Fund and the Capital Fund did not lend any of its portfolio securities during 1998 and with the exception of the Capital Fund and the Investors Fund, each of these Funds has no present intention to do so. The Small Cap Growth Fund has no present intention to lend any of its portfolio securities.


RULE 144A SECURITIES

Certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider

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appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

PARTICIPATION CERTIFICATES

The New York Municipal Money Market Fund and the National Intermediate Municipal Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady

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



Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this SAI. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

MUNICIPAL LEASE OBLIGATIONS

Certain of the Funds may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities.

BORROWING

Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

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NON-DIVERSIFICATION

The Asia Growth Fund, New York Municipal Money Market Fund and Capital Fund are classified as 'non-diversified' funds under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. In addition, beginning July 1, 1998, the New York Municipal Money Market Fund will be required to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act. See 'Additional Information on Portfolio Investments and Investment Policies -- New York Municipal Money Market Fund.' To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this SAI. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. see 'Additional Information Concerning Taxes.'

Currency Transactions. A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the Sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

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(a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

(c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transaction that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

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Risks of Derivatives Outside the United States. When conducted outside the
United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or Sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

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Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PORTFOLIO TURNOVER

Purchases and Sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

With respect to each of the Cash Management Fund and New York Municipal Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

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                    INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; and (ii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of each Company's Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

INVESTMENT RESTRICTIONS

ASIA GROWTH FUND, HIGH YIELD BOND FUND, NATIONAL INTERMEDIATE MUNICIPAL FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, TOTAL RETURN FUND, AND U.S. GOVERNMENT INCOME FUND. Each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund, Total Return Fund and U.S. Government Income Fund may not:

     (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

     (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

     (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
     (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

     (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;


     (6) Issue senior securities except as may be permitted by the 1940 Act.


     In addition, each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Strategic Bond Fund, Total Return Fund and U.S. Government Income Fund may not:


     (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);



     (8) sell securities short (except for short positions in a futures contract or forward contract);

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     (9) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;



     (10) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;



     (11) except with respect to the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;



     (12) except with respect to the Asia Growth Fund purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;



     (13) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;



     (14) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;



     (15) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or



     (16) invest for the purpose of exercising control over the management of any company.



Investment restrictions (1) through (6) described above are fundamental policies of each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund. Restrictions (7) through (16) are non-fundamental policies.


In addition to the above fundamental restrictions, the High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund, Total Return Fund, and U.S. Government Income Fund may not.

     (1a) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

     (2a) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

     (3a) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however, that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.

For purposes of investment limitations (1a) and (3a) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

For the purposes of the investment restrictions applicable to the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and treated as an issue of such government or entity in accordance with applicable regulations.

In addition to the fundamental restrictions numbers (1) through (5) above, the Asia Growth Fund may not:

     (1b) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowing exceed 5% of total assets); or

     (2b) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

INVESTMENT RESTRICTIONS

CAPITAL FUND. The Capital Fund may not:

     (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

     (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund's Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

     (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this Statement of Additional Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

     (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

     (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

     (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

     (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

     (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

     (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

     (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time; or

     (13) invest in interest in oil, gas or other mineral exploration or development programs.


     (14) Issue senior securities except as may be permitted by the 1940 Act.


INVESTMENT RESTRICTIONS

CASH MANAGEMENT FUND. The Cash Management Fund may not:

     (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

     (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

     (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;


     (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);


     (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (10) sell securities short;

     (11) purchase or sell commodities or commodity contracts, including futures contracts;

     (12) invest for the purposes of exercising control over management of any company;

     (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (17) purchase warrants.


     (18) Issue senior securities except as may be permitted by the 1940 Act.


With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

INVESTMENT RESTRICTIONS

INVESTORS FUND. The Investors Fund may not:

     (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

     (2) borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and
     (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

     (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

     (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

     (6) act as underwriter of securities of other issuers;

     (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

     (8) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

     (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;


     (11) Issue senior securities except as may be permitted by the 1940 Act.



     (12) invest in warrants (other than warrants acquired by the Investors Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Fund's net assets or if, as a result, more than 2% of the Investors Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;



     (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or



     (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.



Investment restrictions (1) through (11) described above are fundamental policies of the Investors Fund. Restrictions (12) through (14) are non-fundamental policies of the Investors Fund.


INVESTMENT RESTRICTIONS

NEW YORK MUNICIPAL MONEY MARKET FUND. The New York Municipal Money Market Fund may not:

     (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

     (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

     (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

     (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

     (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (9) sell securities short;

     (10) purchase or sell commodities or commodity contracts, including futures contracts:

     (11) invest for the purpose of exercising control over management of any company;

     (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (16) purchase warrants.


     (17) Issue senior securities except as may be permitted by the 1940 Act.


For purposes of the investment limitations applicable to the New York Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

                                   * * * * *

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Funds and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the investment manager and administrator.

DIRECTORS AND OFFICERS


The directors and executive officers of each Company for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by an asterisk.


                                  SERIES FUNDS

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the Board of
66 Glenwood Drive                     Chairman of Audit    ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 82

Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Colman Consulting Co., Inc.           Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 53

Daniel P. Cronin ...................  Director and Audit   Vice President and General Counsel of Pfizer
Pfizer, Inc.                          Committee Member     International Inc. Senior Assisting General Counsel
235 East 42nd Street                                       of Pfizer, Inc.
New York, NY 10017
Age: 53

Heath B. McLendon* .................  Director, Chairman   Managing Director, Salomon Smith Barney, Inc.;
Age: 64                               and President        President and Director, SSBC Fund Management Inc.
                                                           and Travelers Investment Adviser, Inc.; Chairman of
                                                           Smith Barney Strategy Advisers Inc.

Giampaolo G. Guarnieri .............  Executive Vice       Member of Board of Directors and Head of SBAM AP
Salomon Brothers Asset                President            from January 1997 to present. Director of SBAM AP
Management Asia Pacific                                    since July 1996. Vice President and Senior Portfolio
Limited                                                    Manager of SBAM AP from April 1995 to June 1996.
Three Exchange Square,                                     From April 1995 to January 1996, Vice President and
Hong Kong                                                  Senior Vice President of Salomon Brothers Hong Kong
Age: 34                                                    Limited. From January 1992 to March 1995, Senior
                                                           Portfolio Investment Manager of Credit Agricole
                                                           Asset Management (South East Asia) Limited.

Peter J. Wilby .....................  Executive Vice       Managing Director of SBAM and Salomon Smith Barney
Age: 40                               President            since January 1996. Prior to January 1996, Director
                                                           of SBAM and Salomon Smith Barney.

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Beth A. Semmel .....................  Executive Vice       Managing Director of SBAM and Salomon Smith Barney
Age: 38                               President            since January 1999. Director of SBAM and Salomon
                                                           Smith Barney since January 1996. From May 1993 to
                                                           December 1995, Vice President of SBAM and Salomon
                                                           Smith Barney.

Maureen O'Callaghan ................  Executive Vice       Director, SBAM and Salomon Smith Barney since
Age: 34                               President            January 1998. Vice President of SBAM and Salomon
                                                           Smith Barney from October 1988 to December 1997.

James E. Craige ....................  Executive Vice       Managing Director of SBAM and Salomon Smith Barney
Age: 30                               President            since January 1999. Director, SBAM and Salomon Smith
                                                           Barney since January 1998. Vice President, SBAM and
                                                           Salomon Smith Barney from 1992 to December 1997.

Thomas K. Flanagan .................  Executive Vice       Managing Director of SBAM and Salomon Smith Barney
Age: 45                               President            since January 1999. Director, SBAM and Salomon Smith
                                                           Barney since 1991.

Pamela P. Milunovich ...............  Executive Vice       Director of SBAM and Salomon Smith Barney since
Age: 35                               President            January 1997. Vice President of SBAM and Salomon
                                                           Smith Barney from June 1992 to December 1996.

Nancy Noyes ........................  Vice President       Director of SBAM and Salomon Smith Barney since
Age: 40                                                    January 1996. From August 1992 to January 1996, Vice
                                                           President of SBAM and Salomon Smith Barney.

Robert E. Amodeo ...................  Executive Vice       Director of SBAM and Salomon Smith Barney since
Age: 34                               President            January 1999. Vice President of SBAM and Salomon
                                                           Smith Barney from January 1996. Prior to that served
                                                           as an assistant portfolio manager.

Charles K. Bardes ..................  Executive Vice       Vice President since January 1997 of SBAM and
Age: 39                               President            Salomon Smith Barney. From June 1988 to January 1997
                                                           served as portfolio manager at SBAM.

Thomas Croak .......................  Executive Vice       Vice President of SBAM and Salomon Smith Barney
Age: 38                               President            since January 1995. Prior to 1995 was Vice President
                                                           of Salomon Smith Barney.

George Williamson ..................  Executive Vice       Director of SBAM and Salomon Smith Barney since
Age: 66                               President            January 1999. Prior to January 1996, Vice President
                                                           of SBAM and Salomon Smith Barney.

Lewis E. Daidone ...................  Executive Vice       Managing Director of Salomon Smith Barney since
Age: 40                               President and        1990.
                                      Treasurer

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Christina T. Sydor .................  Secretary            Managing Director of Salomon Smith Barney; General
Age: 46                                                    Counsel and Secretary of SSBC Fund Management Inc.
                                                           and Travelers Investment Adviser, Inc.


                        INVESTORS FUND AND CAPITAL FUND

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the Board of
66 Glenwood Drive                     Chairman, Audit      ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 82

Andrew L. Breech ...................  Director and         President of Dealer Operating Control Service, Inc.
2120 Wilshire Boulevard               Chairman, Proxy
Suite 400                             Committee
Santa Monica, CA 90403
Age: 46

Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Colman Consulting Co., Inc.           Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 53

William R. Dill ....................  Director and Member  President, Boston Architectural Center; formerly,
25 Birch Lane                         of Nominating        President, Anna Maria College; Consultant.
Cumberland Foreside, ME 04110         Committee
Age: 68

Clifford M. Kirtland, Jr. ..........  Director and Member  Member of Advisory Committee, Noro- Moseley
9 North Parkway Square                of the Proxy         Partners. Formerly, Director of Oxford Industries,
4200 Northside Pkwy, N.W.             Committee            Shaw Industries, Inc. and Graphic Industries, Inc.
Atlanta, GA 30327                                          Formerly, Chairman and President of Cox
Age: 75                                                    Communications Inc.

Robert W. Lawless ..................  Director and Member  President and Chief Executive Officer, University of
2877 East 35th Street                 of Proxy Committee   Tulsa. Formerly, President and Chief Executive
Tulsa, OK 74105                                            Officer of Texas Tech University and Texas Tech
Age: 62                                                    University Health Sciences Center.

Heath B. McLendon* .................  Director and         Managing Director, Salomon Smith Barney, Inc.;
Age: 64                               President            President and Director, SSBC Fund Management and
                                                           Travelers Investment Adviser, Inc.; Chairman of
                                                           Smith Barney Strategy Advisers Inc.

Louis P. Mattis ....................  Director and Member  Consultant. Formerly, Chairman and President of
P.O. Box #6535                        of Nominating        Sterling Winthrop Inc., a pharmaceutical company.
SnowMass Village, CO 81615            Committee
Age: 57


       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Thomas F. Schlafly .................  Director, Audit      Of counsel to Blackwell, Sanders, Peper, Martin (law
8 Portland Place                      Committee Member     firm) and President of The Saint Louis Brewery, Inc.
St. Louis, MO 63108                   and Nominating
Age: 50                               Committee Member

Ross S. Margolies ..................  Executive Vice       Managing Director of SBAM and Salomon Smith Barney
Age: 40                               President (Capital   since January 1998. Director of SBAM and Salomon
                                      Fund only)           Smith Barney since June 1992.



COMPENSATION TABLE


The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1998 to each director of the Companies. The Companies do not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1998 by the Companies to officers of any Company, including to Mr. McLendon, who is affiliated with SBAM. Accordingly, Mr. McLendon is an 'interested person,' as defined in the 1940 Act.


                                  SERIES FUNDS


                                                       AGGREGATE
                                                      COMPENSATION    TOTAL COMPENSATION
                                                        FROM THE       FROM OTHER FUNDS
NAME                                                     FUNDS        ADVISED BY SBAM(A)    TOTAL COMPENSATION(A)
-----                                                ------------    ------------------    ---------------------
Charles F. Barber..................................     $ 11,450           $135,015(15)           $ 146,465(16)
Carol L. Colman....................................       11,450             63,017(5)               74,467(6)
Daniel P. Cronin...................................       10,950             49,565(6)               60,515(7)


------------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

* Includes compensation from investment companies advised by affiliates of SBAM.

                                 INVESTORS FUND


                                                       AGGREGATE
                                                      COMPENSATION    TOTAL COMPENSATION
                                                        FROM THE       FROM OTHER FUNDS
NAME                                                     FUNDS        ADVISED BY SBAM(A)    TOTAL COMPENSATION(A)
----                                                  ------------    ------------------    ---------------------
Charles F. Barber..................................     $ 12,750           $133,715(15)           $ 146,465(16)
Andrew L. Breech...................................       15,000             34,000(2)               49,000(3)
Carol L. Colman....................................       14,250             60,217(5)               74,467(6)
William R. Dill....................................       13,500             31,750(2)               45,250(3)
Clifford M. Kirtland, Jr...........................       12,000             29,500(2)               41,500(3)
Robert W. Lawless..................................       12,750             31,750(2)               44,500(3)
Louis P. Mattis....................................       12,750             31,000(2)               43,750(3)
Thomas F. Schlafly.................................       13,500             32,500(2)               46,000(3)


------------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

* Includes compensation from investment companies advised by affiliates of SBAM.

                                  CAPITAL FUND


                                                       AGGREGATE      TOTAL COMPENSATION
                                                      COMPENSATION    PAID TO DIRECTORS
                                                        FROM THE       FROM OTHER FUNDS
NAME                                                     FUNDS        ADVISED BY SBAM(A)    TOTAL COMPENSATION(A)
-----                                                 ------------    ------------------    ---------------------
Charles F. Barber..................................     $ 11,500           $134,965(15)           $ 146,465(16)
Andrew L. Breech...................................       13,750             35,250(2)               49,000(3)
Carol L. Colman....................................       13,000             61,467(5)               74,467(6)
William R. Dill....................................       12,250             33,000(2)               45,250(3)
Clifford M. Kirtland, Jr...........................       10,750             30,750(2)               41,500(3)
Robert W. Lawless..................................       11,500             33,000(2)               44,500(3)
Louis P. Mattis....................................       11,500             32,250(2)               43,750(3)
Thomas F. Schlafly.................................       12,250             33,750(2)               46,000(3)


------------
 (A) The number in parenthesis indicates the applicable number of investment company directorships held by that director.

 * Includes compensation from investment companies advised by affiliates of SBAM.


The members of each Company's Board of Directors who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of the Board of Directors and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.



As of February 12, 1999 the officers and Directors of the Funds owned [4%] of the outstanding Class O shares of the Total Return Fund, owned [1.93%] of the outstanding Class A shares of the Small Cap Growth Fund.


[As of February 12, 1999 directors and officers of the Investors Fund and the Capital Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of their respective Funds.]

                        PRINCIPAL HOLDERS OF SECURITIES

The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of April 1, 1999. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.

                                                                                                           PERCENTAGE
                 FUND                     CLASS                       SHAREHOLDER                          HELD
                 -----                    -----                       -----------                       ----------
Asia Growth Fund.......................    O      Thomas Brock                                             48.79%
                                                  Cricklewood Lane
                                                  Harrison, NY 10528

                                                  Salomon Smith Barney                                     32.14
                                                  333 West 34th St., 3rd Fl.
                                                  New York, NY 10001

                                                  Salomon Smith Barney                                      5.59
                                                  333 West 34th St., 3rd Fl.
                                                  New York, NY 10001

                                           2      Wendel & Co A/C 439857                                   10.46
                                                  c/o Bank of New York
                                                  Mutual Fund Reorg. Dept.
                                                  P.O. Box 1066
                                                  Wall Street Station
                                                  New York, NY 10268

                                                                                                        PERCENTAGE
                 FUND                     CLASS                       SHAREHOLDER                          HELD
                -----                     -----                       -----------                      ----------
                                                  MLPF&S For the Sole Benefit of Its Customers             10.36
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

Capital Fund...........................    O      State Street Bank & Trust TTEE                           50.65
                                                  FBO Travelers Group 401K Savings
                                                  388 Greenwich St., 35th Fl.
                                                  New York, NY 10013

                                           B      MLPF&S For the Sole Benefit of Its Customers              6.42
                                                  Attn: Fund Administration
                                                  400 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, Fl. 32246

                                           2      MLPF&S For the Sole Benefit of Its Customers              7.31
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, Fl 32246

Cash Management Fund...................    O      Turtles Co.                                              47.15
                                                  Sweep Account
                                                  P.O. Box 9427
                                                  Boston, MA 02209
                                                  Salomon Brothers Hong Kong Ltd.                           9.09
                                                  Pension/Savings Plan
                                                  Three Exchange Square
                                                  21st Fl.
                                                  Hong Kong

                                                  Gay Ebers - Franckowiak                                   6.74
                                                  73 Fitch Way
                                                  Princeton, NJ 08540

                                           A      Norstar Advantage Funds                                  70.40
                                                  FBO Class A Shareholders
                                                  300 1st Stamford Place
                                                  Stamford, CT 06902
                                                  Salomon Smith Barney Inc                                 20.30
                                                  333 West 34th St., 3rd Floor
                                                  New York, NY 10001

                                           B      Norstar Advantage Funds                                  54.60
                                                  FBO Class B Shareholders
                                                  300 1st Stamford Place
                                                  Stamford, CT 06902

                                           2      Norstar Advantage Funds                                  73.82
                                                  FBO Class B Shareholders
                                                  300 1st Stamford Place
                                                  Stamford, CT 06902

High Yield Bond Fund...................    O      State Street Bank & Trust TTEE                           90.03
                                                  FBO Travelers Group 401K Savings
                                                  388 Greenwich St., 35th Floor
                                                  New York, NY 10013

                                           B      MLPF&S For the Sole Benefit of Its Customers              8.74
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jackson, FL 32246

                                                                                                        PERCENTAGE
                 FUND                     CLASS                       SHAREHOLDER                          HELD
                 ----                     -----                       ------------                      -----------
                                           2      MLPF&S For the Sole Benefit of Its Customers             13.97
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

Investors Fund.........................    A      Investors Fiduciary Trust Co. Cust.                     24.581
                                                  FBO Centurion Trust Co.
                                                  801 Pennsylvania Street
                                                  4th Floor NW
                                                  Kansas City, MO 64105

                                           B      MLPF&S For the Sole Benefit of Its Customers              6.16
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

                                           2      MLPF&S For the Sole Benefit of Its Customers              5.19
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

National Intermediate Managerial
  Fund.................................    O      Salomon Brothers Holding Co Inc                          69.85
                                                  Attn: Robert Szigeti, 38th Floor
                                                  7 World Trade Center
                                                  New York, NY 10048

                                                  Bertram M. Elgot                                         23.78
                                                  146 West 10th Street, Apt. 1-C
                                                  New York, NY 10014

                                           A      Citicorp Leasing Inc                                     49.70
                                                  FBO Chesterfield Management Inc
                                                  3300 West Foxridge Lane
                                                  Muncie, IN 47804

                                           B      MLPF&S For the Sole Benefit of Its Customers             28.10
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

                                                  Katherine Savidge                                         8.30
                                                  4619 Groveland
                                                  Royal Oak, MI 48073

                                                  BHC Securities                                            5.19
                                                  Attn: Mutual Funds Dept.
                                                  One Commerce Square
                                                  2005 Market Street, Suite 1200
                                                  Philadelphia, PA 19103

                                           2      Everen Securities, Inc.
                                                  Edwin R. Mickle
                                                  111 East Kilbourn Avenue
                                                  Milwaukee, WI 53202

                                                  Everen Securities, Inc.                                   9.95
                                                  Sidney Lanier Family
                                                  111 East Kilbourn Avenue
                                                  Milwaukee, WI 53202

New York Municipal Money Market Fund...    O      Les Lieberman                                            18.04
                                                  1 West 81st Street, Apt. 16D
                                                  New York, NY 10024

                                                                                                        PERCENTAGE
                 FUND                     CLASS                       SHAREHOLDER                          HELD
                -----                     -----                       -----------                       ---------
                                                  Sandra Atlas Bass                                         5.84
                                                  185 Great Neck Road
                                                  Great Neck, NY 11021

                                                  Stephen Robert                                            5.18
                                                  c/o Oppenheimer & Co. Inc.
                                                  Oppenheimer Tower
                                                  World Financial Center
                                                  New York, NY 10281

                                                  Morton Bass                                               5.13
                                                  185 Great Neck Road
                                                  Great Neck, NY 11021

                                           A      Donald Macleod                                           17.86
                                                  33 Breezewood Common
                                                  E. Amherst, NY 14051

                                                  Mark Finestone                                           17.73
                                                  P.O. Box 18034
                                                  Rochester, NY 14618

                                                  Robert J. King                                           11.01
                                                  c/o Misty Pine Road
                                                  Fairport, NY 14450

                                                  James S. Peterson                                        10.88
                                                  45 Sutton Pl. So., Apt 5B
                                                  New York, NY 10022

                                                  Marvin Finestone                                          7.69
                                                  194 Roby Lane
                                                  Rochester, NY 14618

                                                  Joseph Victor Lipschultz &                                7.12
                                                  Madeline Lipschultz
                                                  32 Carling Drive
                                                  New Hyde Park, NY 11040

                                           B      Abe Fenster                                              77.21
                                                  275 Central Park West, 12A
                                                  New York, NY 10024

                                                  Salomon Brothers Holding Co Inc                          11.01
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

                                                  Philip R. Baltz                                           9.55
                                                  325 East 52nd Street
                                                  New York, NY 10022

                                           2      Salomon Brothers Holding Co Inc                           1.00
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

Small Cap Growth Fund..................    O      Salomon Brothers Holding Co Inc                          76.82
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

                                                  Hratch Minassian                                         15.13
                                                  321 4th Street
                                                  Palisades Park, NJ 07650

                                                  Salomon Smith Barney Inc                                  8.00
                                                  333 West 34th Street, 3rd Fl.
                                                  New York, NY 10001

                                                                                                        PERCENTAGE
                 FUND                     CLASS              SHAREHOLDER                                   HELD
                 ----                     -----              -----------                                ----------
                                           A      Salomon Brothers Holding Co Inc                          24.53
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

                                                  Salomon Smith Barney Inc                                 17.59
                                                  333 West 34th Street, 3rd Fl.
                                                  New York, NY 10001

                                           B      Salomon Brothers Holding Co Inc                          54.29
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

                                                  Alberta Infantolino                                       6.65
                                                  916 Cole Drive
                                                  Brielle, NJ 08730-1602

                                           2      Wexford Clearing Services Corp                            5.39
                                                  FBO Ms. Sally D. Carrier
                                                  57 Walbridge Road
                                                  West Hartford, CT 06119-1344

Strategic Bond Fund....................    O      BSDT Custodian for Walter G. Chandoha                    62.76
                                                  HR 10 Ret. Plan
                                                  50 Springhill Road
                                                  Annandale, NJ 08801

                                                  Salomon Smith Barney Inc                                 13.88
                                                  333 West 34th Street, 3rd Fl.
                                                  New York, NY 10001

                                                  Maurice Michiels                                          8.22
                                                  8 Navigator
                                                  Salem, SC 29676

                                           A      Wexford Clearing Services Corp.                           5.11
                                                  FBO Johnson & Wales University
                                                  Office of the Treasurer
                                                  Attn: Christopher T. Delsesto
                                                  111 Dorrance Street
                                                  Providence, RI 02903-2807

                                           B      MLPF&S For the Sole Benefit of Its Customers            12.882
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

                                           2      MLPF&S For the Sole Benefit of Its Customers              9.86
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

Total Return Fund......................    O      Henry Owen Inc. Employees Pension                        37.53
                                                  c/o Bond Beebe
                                                  Attn: W. Caldwell
                                                  7315 Wisconsin Ave., Suite 200W
                                                  Bethesda, MD 20814

                                                  Peter S. Blumberg                                         9.86
                                                  Marilyn Rose Cane Co. Execs
                                                  Est. of Howard Blumberg
                                                  2133 Harbor Way
                                                  Weston, FL 33326

                                                                                                        PERCENTAGE
                 FUND                     CLASS                       SHAREHOLDER                          HELD
                -----                     -----                       -------------                    ----------
                                                  BSDT IRA R/O Cust
                                                  FBO Dean Betzios
                                                  147-30 46th Avenue
                                                  Flushing, NY 11535

                                           2      MLPF&S For the Sole Benefit of Its Customers              9.35
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

U.S. Government Income Fund............    O      Salomon Brothers Holding Co Inc                         89.406
                                                  Attn: Robert Szigeti, 38th Fl.
                                                  7 World Trade Center
                                                  New York, NY 10048

                                           A      Salomon Smith Barney Inc                                14.489
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Salomon Smith Barney Inc                                 10.40
                                                  388 West 34th Street, 3rd Fl.
                                                  New York, NY 10001

                                                  Salomon Smith Barney Inc                                  7.77
                                                  333 West 34th Street, 3rd Fl.
                                                  New York, NY 10001

                                                  BHC Securities, Inc.                                      6.88
                                                  Attn: Mutual Funds Dept.
                                                  One Commerce Square
                                                  2005 Market Street, Suite 1200
                                                  Philadelphia, PA 19103

                                           B      MLPF&S For the Sole Benefit of Its Customers             10.57
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

                                           2      MLPF&S For the Sole Benefit of Its Customers              9.99
                                                  Attn: Fund Administration
                                                  4800 Deer Lake Drive East, 3rd Fl.
                                                  Jacksonville, FL 32246

                               INVESTMENT MANAGER


Each Fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc ('Citigroup').


The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policies established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund: certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. SBAM Limited is an indirect, wholly-owned subsidiary of Citigroup. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.

Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Asia Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is a wholly-owned subsidiary of Citigroup. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP or SBAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SBAM receives, on behalf of each Fund other than the Investors Fund, as described below, a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows: .20% for the Cash Management Fund and the New York Municipal Money Market Fund; .50% for the National Intermediate Municipal Fund; .60% for the U.S. Government Income Fund; .75% for the High Yield Bond
Fund and the Strategic Bond Fund; .55% for the Total Return Fund, .80% for the Small Cap Growth Fund, and .80% for the Asia Growth Fund. SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million,
 .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. For the last three fiscal years ended December 31, 1998, the SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:

                                                                                                   EXPENSES
                                                                        GROSS FEES     WAIVER     REIMBURSED
                                                                        ----------    --------    ----------
ASIA GROWTH FUND
May 6, 1996 (commencement of operations) to
  December 31, 1996..................................................   $   30,723    $ 30,723     $132,687
Year Ended December 31, 1997.........................................   $  102,243    $102,243     $226,260
Year Ended December 31, 1998.........................................   $  118,451    $118,451     $259,926
CAPITAL FUND
Year Ended December 31, 1996.........................................   $1,143,084    $      0     $      0
Year Ended December 31, 1997.........................................   $1,505,753    $      0     $      0
Year Ended December 31, 1998.........................................   $1,802,144    $      0     $      0
CASH MANAGEMENT FUND
Year Ended December 31, 1996.........................................   $   36,898    $ 36,898     $ 13,646
Year Ended December 31, 1997.........................................   $   60,655    $ 44,023     $      0
Year Ended December 31, 1998.........................................   $   83,335    $ 49,237     $      0
HIGH YIELD BOND FUND
Year Ended December 31, 1996.........................................   $  565,248    $191,119     $      0
Year Ended December 31, 1997.........................................   $2,878,280    $371,931     $      0
Year Ended December 31, 1998.........................................   $4,580,614    $486,909     $      0
NATIONAL INTERMEDIATE MUNICIPAL FUND
Year Ended December 31, 1996.........................................   $   56,186    $ 56,186     $ 83,959
Year Ended December 31, 1997.........................................   $   64,592    $ 64,592     $ 71,682
Year Ended December 31, 1998.........................................   $   76,542    $ 76,542     $ 64,152
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1996.........................................   $  393,078    $      0     $      0
Year Ended December 31, 1997.........................................   $  490,138    $      0     $      0
Year Ended December 31, 1998.........................................   $  500,852    $      0     $      0
SMALL CAP GROWTH FUND
Year Ended December 31, 1998.........................................   $   22,970    $ 22,970     $      0
STRATEGIC BOND FUND
Year Ended December 31, 1996.........................................   $  146,387    $144,551     $      0
Year Ended December 31, 1997.........................................   $  430,840    $167,097     $      0
Year Ended December 31, 1998.........................................   $  781,161    $198,435     $      0
TOTAL RETURN FUND
Year Ended December 31, 1996.........................................   $  184,118    $184,118     $102,651
Year Ended December 31, 1997.........................................   $  585,841    $505,682     $      0
Year Ended December 31, 1998.........................................   $1,082,153    $642,186     $      0
U.S. GOVERNMENT INCOME FUND
Year Ended December 31, 1996.........................................   $   66,682    $ 66,682     $ 85,462
Year Ended December 31, 1997.........................................   $   77,327    $ 77,327     $ 73,598
Year Ended December 31, 1998.........................................   $  117,976    $117,976     $ 36,217


The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:


AVERAGE DAILY NET ASSETS                                                       ANNUAL FEE RATE
------------------------                                                       ---------------
First $350 million..........................................................        .650%
Next $150 million...........................................................        .550%
Next $250 million...........................................................        .525%
Next $250 million...........................................................        .500%
Over $1 billion.............................................................        .450%

This fee may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by;
(ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment 1/4 is of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Fund for any one year period shall mean the sum of:
(i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.


Prior to April 30, 1997, the Investors Fund paid SBAM the following Base Fee: based on the following annual percentages of the Fund's average daily net assets
 .500% on the first $350 million, .400% on the next $150 million, .375% on the next $250 million, .350% on the next $250 million and .300% on the amount in excess of $1 billion. Prior to August 1, 1994, the Investors Fund paid the following Base Fee based on the following annual percentages of the Fund's average daily net assets: none on the first $25 million, .50% on the next $325 million, .30% on the next $150 million, .25% on the next $250 million and .20% on the amount in excess of $750 million. SBAM was paid $3,800,265, $3,360,670 and $2,455,501 in management fees for the years ended December 31, 1998, 1997 and 1996, respectively.


The management contract for each of the Series Funds provides that it will continue for an initial two year period and thereafter for successive annual periods, and the management contract for each of the Investors Fund and the Capital Fund provides that it will continue for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund, the Investors Fund and the Capital Fund have each adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR


SSBC Fund Management, Inc. ('SSBC'), located at 388 Greenwich Street, New York, New York 10013, provides certain administrative services to each Fund except the Small Cap Growth Fund for which SBAM (in its capacity as administrator, together with SSBC, the 'Administrator'), provides certain administrative services. Prior to January 1, 1999, such administrative services were provided by Investors Bank and Trust Company ('IBT'). For the last three fiscal years ended December 31, 1998, the Funds have paid IBT the amounts as administration fees pursuant to each administration and sub-administration agreement as set forth below.


                                                                                           ADMINISTRATION
                                                                                              FEE PAID
                                                                                           --------------
ASIA GROWTH FUND
May 6, 1996 (commencement of operations) to
December 31, 1996.......................................................................      $ 24,167
Year Ended December 31, 1997............................................................      $ 60,000
Year Ended December 31, 1998............................................................      $
CASH MANAGEMENT FUND
Year Ended December 31, 1996............................................................      $ 14,400
Year Ended December 31, 1997............................................................      $ 24,396
Year Ended December 31, 1998............................................................      $
HIGH YIELD BOND FUND
Year Ended December 31, 1996............................................................      $ 34,645
Year Ended December 31, 1997............................................................      $307,163
Year Ended December 31, 1998............................................................      $
NATIONAL INTERMEDIATE MUNICIPAL FUND
Year Ended December 31, 1996............................................................      $  8,145
Year Ended December 31, 1997............................................................      $ 10,335
Year Ended December 31, 1998............................................................      $
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1996............................................................      $162,833
Year Ended December 31, 1997............................................................      $196,133
Year Ended December 31, 1998............................................................      $
SMALL CAP GROWTH FUND
Year Ended December 31, 1998............................................................      $
STRATEGIC BOND FUND
Year Ended December 31, 1996............................................................      $
Year Ended December 31, 1997............................................................      $ 45,981
Year Ended December 31, 1998............................................................      $
TOTAL RETURN FUND
Year Ended December 31, 1996............................................................      $ 45,981
Year Ended December 31, 1997............................................................
Year Ended December 31, 1998............................................................      $ 18,789
U.S. GOVERNMENT INCOME FUND
Year Ended December 31, 1996............................................................      $  7,918
Year Ended December 31, 1997............................................................      $ 10,312
Year Ended December 31, 1998............................................................      $

DISTRIBUTOR


CFBDS, located at 21 Milk Street, Boston, Massachusetts 02109, serves as each Fund's distributor pursuant to a distribution contract. CFBDS is a wholly owned subsidiary of Signature Financial Group, Inc.


Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 1998, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:


                                                                                                AMOUNT
                                                                                               SPENT ON
                                                      AMOUNTS                                  PRINTING       AMOUNT
                                         AMOUNTS      PAID TO    COMPENSATION     AMOUNT         AND         SPENT ON       TOTAL
                                         PAID TO      SELECTED     TO SALES      SPENT ON     MAILING OF   MISCELLANEOUS   AMOUNT
                                       UNDERWRITERS   DEALERS     PERSONNEL     ADVERTISING   PROSPECTUS     EXPENSES       SPENT
                                       ------------   --------   ------------   -----------   ----------   -------------   -------
ASIA GROWTH FUND
Class A..............................    $  4,538     $ 13,918     $ 64,396       $ 1,294      $ 17,900      $  70,320     $
Class B..............................    $      0     $  5,405     $ 86,757       $   557      $ 16,060      $ 110,986     $
Class 2..............................    $      0     $  4,490     $ 53,575       $   755      $ 17,524      $  71,172     $
CAPITAL FUND
Class A..............................    $ 31,272     $ 17,786     $ 69,773       $   609      $ 13,405      $  79,068     $
Class B..............................    $      0     $  6,835     $152,530       $ 1,841      $ 34,758      $ 154,039     $
Class 2..............................    $     41     $  9,029     $ 32,774       $   248      $  7,157      $  39,195     $
HIGH YIELD BOND FUND
Class A..............................    $174,191     $415,656     $403,395       $ 3,296      $ 64,261      $ 311,562     $
Class B..............................    $      0     $429,286     $787,541       $ 7,334      $135,054      $ 688,690     $
Class 2..............................    $    896     $285,203     $291,010       $ 2,764      $ 63,037      $ 306,860     $
INVESTORS FUND
Class A..............................    $ 32,160     $134,668     $115,014       $ 1,293      $ 27,576      $ 125,057     $
Class B..............................    $      0     $ 74,429     $263,043       $ 2,843      $ 54,268      $ 278,106     $
Class 2..............................    $     12     $ 66,656     $ 58,112       $   600      $ 13,639      $  71,398     $
NATIONAL INTERMEDIATE FUND
Class A..............................    $  2,096     $  4,521     $ 51,557       $ 1,164      $ 15,848      $  53,487     $
Class B..............................    $      0     $  2,384     $ 61,105       $ 1,305      $ 21,862      $  78,765     $
Class 2..............................    $     64     $  4,909     $ 71,409       $   (63)     $ 10,758      $ 107,026     $
SMALL CAP GROWTH FUND
Class A..............................    $  5,317     $  2,751     $ 27,170       $   251      $  4,537      $  44,047     $
Class B..............................    $      0     $  2,738     $ 30,024       $   251      $  3,959      $  45,941     $
Class 2..............................    $      5     $    424     $ 86,271       $   454      $ 14,338      $  59,364     $
STRATEGIC BOND FUND
Class A..............................    $ 31,353     $ 51,035     $ 95,553       $   726      $ 21,916      $  91,717     $
Class B..............................    $      0     $ 60,207     $221,022       $ 2,164      $ 41,404      $ 212,515     $
Class 2..............................    $      0     $ 82,522     $ 84,352       $   960      $ 17,865      $ 106,056     $
TOTAL RETURN FUND
Class A..............................    $ 69,996     $137,019     $143,514       $ 1,661      $ 30,316      $ 150,132     $
Class B..............................    $      0     $137,118     $351,551       $ 3,463      $ 69,418      $ 335,516     $
Class 2..............................    $      0     $ 90,361     $ 92,252       $   750      $ 18,313      $ 102,734     $
U.S. GOVERNMENT INCOME FUND
Class A..............................    $  9,355     $  8,408     $ 68,591       $   192      $ 13,887      $  92,786     $
Class B..............................    $      0     $  8,675     $101,976       $ 1,251      $ 25,085      $ 118,240     $
Class 2..............................    $      0     $  3,376     $ 41,007       $ 1,083      $ 12,756      $  43,656     $


EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Company's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1996, 1997 and 1998, the Funds paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:


                                                                                BROKERAGE
                                                         AGGREGATE          COMMISSIONS PAID
                                                         BROKERAGE           BY THE FUNDS TO
                                                      COMMISSIONS PAID    SALOMON SMITH BARNEY
                                                      ----------------    ---------------------
CAPITAL FUND
Year Ended December 31, 1996.......................      $  621,777              $29,772***
Year Ended December 31, 1997.......................      $  730,485              $34,728***
Year Ended December 31, 1998.......................      $  821,510              $28,068
INVESTORS FUND
Year Ended December 31, 1996.......................      $  619,781              $59,316'D'
Year Ended December 31, 1997.......................      $  923,728              $68,538'D'
Year Ended December 31, 1998.......................      $1,485,163              $90,618
TOTAL RETURN FUND
Year Ended December 31, 1996.......................      $   42,520              $ 1,758**
Year Ended December 31, 1997.......................      $   91,615              $   300**
Year Ended December 31, 1998.......................      $   66,681              $ 3,180


------------

** Represents 4.1% and 0.3% of total brokerage commissions paid by the Total Return Fund, and CFBDS executed 4.2% and 0.5% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1996 and 1997, respectively.

*** Represents 4.8% and 4.8% of total brokerage commissions paid by the Capital
    Fund, and CFBDS executed 6.3% and 5.4% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1996 and 1997, respectively.

'D' Represents 9.6% and 7.4% of total brokerage commissions paid by the Investors Fund, and CFBDS executed 9.8% and 7.6% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1996 and 1997, respectively.

                                NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

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                        ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to First Data Investor Services Group, Inc. ('FDISG' or the 'Transfer Agent'), through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or FDISG through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

CLASS A SHARES

Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales

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charge for aggregating related fiduciary accounts under such conditions that the
Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $100,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

DISTRIBUTION FEES

Each class of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Smith Barney an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable

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Fund (other than the Cash Management Fund and the New York Municipal Money
Market Fund) at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee at the rate of .50% and .75% of the value of the average daily net assets of the Bond Fund's Class 2 shares and the Equity Fund's Class 2 shares, respectively. For this purpose, the Total Return, Small Cap Growth, Asia Growth, Investors and Capital Funds shall constitute 'Equity Funds,' while the National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds shall constitute 'Bond Funds.' Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. The distribution fees are paid to Salomon Smith Barney to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.


The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other Salomon Smith Barney branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Salomon Smith Barney's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Salomon Smith Barney. Under the Plans, Salomon Smith Barney may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.


With respect to Class B shares, CFBDS will pay broker-dealers at the time of sale a commission of 5% of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class 2 shares of the Bond Funds, CFBDS will pay broker-dealers at the time of sale a commission of 1.75% of the purchase price and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. For this purpose, the Total Return, Small Cap Growth, Asia Growth, Investors and Capital Funds shall constitute 'Equity Funds', while the National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds shall constitute 'Bond Funds.' In addition, with respect to Class A shares, CFBDS will pay broker-dealers at the time of sale a commission and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Salomon Smith Barney and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that Salomon Smith Barney may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Smith Barney may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Smith Barney under the Plans and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred.

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Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, certain Funds have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each Fund intends to qualify and elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at

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the end of each quarter of each taxable year: (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year, and with respect to the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, at least 90% of its net tax-exempt income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income. A portion of such dividends may qualify for the dividends received deduction available to corporations.

Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to capital assets held for more than one year but less than 18 months is 28% and with respect to capital assets held for more than 18 months is 20%. The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing

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in foreign securities or currencies will be reduced by these foreign taxes.
Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

Each Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Information on Portfolio Instruments and Investment
Policies -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under subchapter M of the Code.

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A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

TAXATION OF U.S. SHAREHOLDERS

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. In the case of individuals, long-term capital gain on securities held longer than one year, but not longer than 18 months, are taxed at a maximum rate of 28% and long-term gain on securities held longer than 18 months are taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that will be eligible for the 28% and 20% rates. In the case of corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares or
(ii) disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares.

It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced
(1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

The Asia Growth Fund expects to qualify for and make this election. For any year that the Asia Growth Fund makes such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

THE NEW YORK MUNICIPAL MONEY MARKET FUND AND THE NATIONAL INTERMEDIATE MUNICIPAL FUND

The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Further, gain from a sale or redemption of shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

All or a portion of the gain from sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund.

Because the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion may be subject to the alternative minimum tax, however. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Money Market Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Money Market Fund or the National Intermediate Municipal Fund, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

Shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Hong Kong Tax Matters. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the 'adjusted current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of exempt-interest dividends may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable.

                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'distribution rate' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial sales charge and for Class B and Class 2 shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable CDSC for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

From time to time the Cash Management Fund and the New York Municipal Money Market Fund may make available information as to its 'yield' and 'effective yield.' The 'yield' of the Cash Management Fund and the New York Municipal Money Market Fund refers to the income generated by an investment in each such Fund over a seven-day period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

Yield and total return figures are calculated separately for Class A, Class B, Class 2 and Class O shares of a Fund. In the examples below, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

AVERAGE ANNUAL TOTAL RETURN

A Fund's 'average annual total return' figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years

  ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

In calculating the ending redeemable value, for Class A and Class 2 shares, the current maximum front end sales charge (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class 2 shares, the applicable CDSC imposed on redemption is deducted. The schedules of front end sales charges and CDSCs due upon redemption are described under 'Choosing a Class of Shares to Buy' in the Prospectus.

The Cash Management Fund, New York Municipal Money Market Fund, Investors Fund and Capital Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as Class O shares of each such Fund. This reclassification was effected in such a manner so that the shares of each of the Cash Management Fund and the Investors Fund outstanding at December 31, 1994, and shares of the New York Municipal Money Market Fund and the Capital Fund outstanding at October 31, 1996, would be subject to identical distribution and service fees both before and after the reclassification. Effective September 14, 1998, Class C shares of each Fund were renamed Class 2 shares.

The percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each such Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in the Prospectus.

The following tables set forth the average annual total returns for each class of shares of each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Fund, Strategic Bond Fund, Total Return Fund, U.S. Government Income Fund, (in each case, after management fee waiver and reimbursement of certain expenses), for certain periods of time ending December 31, 1998 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                                ASIA GROWTH FUND


                                                                             FROM MAY 6, 1996
                                                                             (COMMENCEMENT OF
                                                                            OPERATIONS) THROUGH       YEAR ENDED
                                                                             DECEMBER 31, 1998     DECEMBER 31, 1998
                                                                            -------------------    -----------------

Class A..................................................................         -15.38%               -18.14%
Class B..................................................................         -15.02%               -18.02%
Class 2..................................................................         -14.37%               -15.48%
Class O..................................................................         -13.23%               -12.80%


                                  CAPITAL FUND


                                                          FROM NOVEMBER 1, 1996
                                                            (COMMENCEMENT OF
                                                         OPERATIONS OF CLASS A,
                                                                    B
                                                             AND 2) THROUGH
                                                            DECEMBER 31, 1998       1 YEAR    5 YEARS    10 YEARS
                                                         -----------------------    ------    -------    --------

Class A...............................................            23.74%            16.57%        N/A         N/A
Class B...............................................            25.16%            17.59%        N/A         N/A
Class 2...............................................            25.66%            20.38%        N/A         N/A
Class O...............................................               N/A            23.83%          %           %


                              HIGH YIELD BOND FUND


                                                                        FROM FEBRUARY 22, 1995
                                                                           (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH         YEAR ENDED
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1998
                                                                        ----------------------    -----------------

Class A..............................................................            9.55%                 -11.50%
Class B..............................................................            9.54%                 -11.97%
Class 2..............................................................            9.82%                  -9.54%
Class O..............................................................           11.16%                  -6.90%


                                 INVESTORS FUND


                                                          FROM JANUARY 3, 1995
                                                            (COMMENCEMENT OF
                                                         OPERATIONS OF CLASS A,
                                                                    B
                                                             AND 2) THROUGH
                                                            DECEMBER 31, 1998       1 YEAR    5 YEARS    10 YEARS
                                                         -----------------------    ------    -------    --------

Class A...............................................            24.67%             8.54%        N/A         N/A
Class B...............................................            25.21%             9.25%        N/A         N/A
Class 2...............................................            25.27%            12.16%        N/A         N/A
Class O...............................................               N/A            15.44%          %           %

                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                                                        FROM FEBRUARY 22, 1995
                                                                           (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH         YEAR ENDED
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1998
                                                                        ----------------------    -----------------

Class A..............................................................            5.20%                    (.44)%
Class B..............................................................            4.95%                   (1.26)%
Class 2..............................................................            5.35%                    1.68%
Class O..............................................................            6.68%                    4.76%


                             SMALL CAP GROWTH FUND


                                                                                              FROM JULY 1, 1998
                                                                                              (COMMENCEMENT OF
                                                                                             OPERATIONS) THROUGH
                                                                                              DECEMBER 31, 1998
                                                                                           -----------------------

Class A.................................................................................             9.24%
Class B.................................................................................            10.50%
Class 2.................................................................................            13.44%
Class O.................................................................................            16.00%


                              STRATEGIC BOND FUND


                                                                        FROM FEBRUARY 22, 1995
                                                                           (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH         YEAR ENDED
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1998
                                                                        ----------------------    -----------------

Class A..............................................................            9.63%                   (3.79)%
Class B..............................................................            9.55%                   (4.39)%
Class 2..............................................................            9.87%                   (1.75)%
Class O..............................................................           11.26%                    1.31%


                               TOTAL RETURN FUND


                                                                        FROM FEBRUARY 22, 1995
                                                                           (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH         YEAR ENDED
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1998
                                                                        ----------------------    -----------------

Class A..............................................................           13.17%                   .25%
Class B..............................................................           13.66%                   .49%
Class 2..............................................................           14.01%                  3.45%
Class O..............................................................           15.64%                  6.57%


                          U.S. GOVERNMENT INCOME FUND


                                                                        FROM FEBRUARY 22, 1995
                                                                           (COMMENCEMENT OF
                                                                         OPERATIONS) THROUGH         YEAR ENDED
                                                                          DECEMBER 31, 1998       DECEMBER 31, 1998
                                                                        ----------------------    -----------------

Class A..............................................................            6.04%                  2.50%
Class B..............................................................            5.95%                  1.92%
Class 2..............................................................            6.30%                  4.88%
Class O..............................................................            7.67%                  8.08%


As described in the Prospectus, each of the Funds, except the Investors Fund and the Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.

The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 --------
                                                     P

Where:    P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the aggregate total return of each class of shares of the Asia Growth Fund, Capital Fund, High Yield Bond Fund, Investors Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Growth Fund, Total Return Fund and U.S. Government Income Fund (after management fee waiver and reimbursement of certain expenses) and Class A, B and 2 shares of the Capital Fund and Investors Fund for certain periods of time ending December 31, 1998 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                                ASIA GROWTH FUND


                                                                                                 FROM MAY 6, 1996
                                                                                                 (COMMENCEMENT OF
                                                                                                OPERATIONS) THROUGH
                                                                                                 DECEMBER 31, 1998
                                                                                                -------------------

Class A......................................................................................         -35.87%
Class B......................................................................................         -35.14%
Class 2......................................................................................         -33.80%
Class O......................................................................................         -31.43%


                                  CAPITAL FUND


                                                                                            FROM NOVEMBER 1, 1996
                                                                                               (COMMENCEMENT OF
                                                                                           OPERATIONS OF CLASS A, B
                                                                                                AND 2) THROUGH
                                                                                              DECEMBER 31, 1998
                                                                                           ------------------------

Class A.................................................................................            58.76%
Class B.................................................................................            62.73%
Class 2.................................................................................            64.15%


                              HIGH YIELD BOND FUND


                                                                                             FROM FEBRUARY 22, 1995
                                                                                                (COMMENCEMENT OF
                                                                                              OPERATIONS) THROUGH
                                                                                               DECEMBER 31, 1998
                                                                                             ----------------------

Class A...................................................................................           42.19%
Class B...................................................................................           42.15%
Class 2...................................................................................           43.56%
Class O...................................................................................           50.42%

                                 INVESTORS FUND


                                                                                             FROM JANUARY 3, 1995
                                                                                               (COMMENCEMENT OF
                                                                                           OPERATIONS OF CLASS A, B
                                                                                                AND 2) THROUGH
                                                                                              DECEMBER 31, 1998
                                                                                           ------------------------

Class A.................................................................................            141.56%
Class B.................................................................................            145.76%
Class 2.................................................................................            146.24%


                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                                                                             FROM FEBRUARY 22, 1995
                                                                                                (COMMENCEMENT OF
                                                                                              OPERATIONS) THROUGH
                                                                                               DECEMBER 31, 1998
                                                                                             ----------------------

Class A...................................................................................           21.62%
Class B...................................................................................           20.51%
Class 2...................................................................................           22.29%
Class O...................................................................................           28.33%


                             SMALL CAP GROWTH FUND


                                                                                              FROM JULY 1, 1998
                                                                                              (COMMENCEMENT OF
                                                                                             OPERATIONS) THROUGH
                                                                                              DECEMBER 31, 1998
                                                                                           -----------------------

Class A.................................................................................             9.24%
Class B.................................................................................            10.50%
Class 2.................................................................................            13.44%
Class O.................................................................................            16.00%


                              STRATEGIC BOND FUND


                                                                                             FROM FEBRUARY 22, 1995
                                                                                                (COMMENCEMENT OF
                                                                                              OPERATIONS) THROUGH
                                                                                               DECEMBER 31, 1998
                                                                                             ----------------------

Class A...................................................................................           42.61%
Class B...................................................................................           42.21%
Class 2...................................................................................           43.82%
Class O...................................................................................           50.98%


                               TOTAL RETURN FUND


                                                                                           FROM SEPTEMBER 11, 1995
                                                                                              (COMMENCEMENT OF
                                                                                             OPERATIONS) THROUGH
                                                                                              DECEMBER 31, 1998
                                                                                           -----------------------

Class A.................................................................................            50.59%
Class B.................................................................................            52.76%
Class 2.................................................................................            54.33%
Class O.................................................................................            61.78%

                              U.S. GOVERNMENT FUND


                                                                                             FROM FEBRUARY 22, 1995
                                                                                                (COMMENCEMENT OF
                                                                                              OPERATIONS) THROUGH
                                                                                               DECEMBER 31, 1998
                                                                                             ----------------------

Class A...................................................................................           25.34%
Class B...................................................................................           24.99%
Class 2...................................................................................           26.60%
Class O...................................................................................           33.00%


YIELD

With respect to the Cash Management Fund and the New York Municipal Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The current yield for each of the Cash Management Fund and the New York Municipal Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


For the seven-day period ended December 31, 1998 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 4.82% and 4.94%, respectively. For the seven-day period ended December 31, 1998 the annualized yield and effective yield for each class of shares of the New York Municipal Money Market Fund were 3.69% and 3.76%, respectively. Because Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for each class of shares of these Funds would be the same.


In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

THIRTY DAY YIELD

Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                          Yield = 2[(a - b + 1)6 - 1]
                                     -----
                                       cd

Where:      a = dividends and interest earned during the period

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d = the maximum offering price per share on the last day of the period

                                       95

Under this formula, interest earned on debt obligations for purposes of 'a' above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to 'd' above.


The thirty day yield of the National Intermediate Municipal Fund at December 31, 1998 was 3.35% for Class A, 2.76% for Class B, 2.75% for Class 2 and 3.77% for Class O.


The tax equivalent yield of each of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Money Market Fund the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.


The tax equivalent yield for Class O shares of the New York Municipal Money Market Fund for the seven-day period ended December 31, 1998 was 7.41%. Because Class A, B and 2 shares of the New York Municipal Money Market Fund, like Class O Shares, are not subject to any sales charges or service or distribution fees, the tax equivalent yield figures for Class A, B and 2 shares of the Fund would be the same as those for Class O shares. The tax equivalent yield of the National Intermediate Municipal Fund at December 31, 1998 was 5.55% for Class A, 4.57% for Class B, 4.55% for Class 2 and 6.24% for Class O.


Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by FDISG, formerly The Shareholders Services Group, Inc., as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or FDISG upon written notice.

The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.


Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.


For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. A prototype individual retirement account ('IRA') is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the National Intermediate Municipal Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.

                                 CAPITAL STOCK

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of ten series of shares, each representing shares in one of ten separate Funds; namely, Asia Growth Fund, Cash Management Fund, High Yield Bond Fund, Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund), National Intermediate Municipal Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, Total Return Fund, and the U.S. Government Income Fund. The assets of each Fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Investors Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 50,000,000 shares having a par value of $1.00 per share.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 25,000,000 shares having a par value of $.001 per share.

As of February 12, 1999, Northstar Advantage Funds own more than 25% of the outstanding voting securities of Cash Management Fund and Citigroup and its affiliates own a significant percentage of the outstanding shares of certain classes of each Fund, except the Investors Fund, and consequently, each may be deemed to be a 'control person,' as defined in the 1940 Act, of such Funds.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund. The Directors of the Series Funds, the Investors Fund and the Capital Fund have considered this factor in approving the use of a combined Prospectus and the SAI.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Series Funds, the Investors Fund and the Capital Fund, and the By-Laws of each of the Series Funds, the Investors Fund and the Capital Fund, neither the Series Funds, the Investors Fund nor the Capital Fund is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

The shares of the Investors Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A. ('PNC'), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19133, currently serves as custodian for each Fund except the Asia Growth Fund. The Chase Manhattan Bank, N.A., located at Chase Metrotech Center, Brooklyn, NY, serves as custodian for Asia Growth Fund and together with PNC in its capacity as custodian, the 'Custodian'). The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


FDISG, a subsidiary of First Data Corporation, located at P.O. Box 9764, Providence, RI 02940-9764, serves as each Fund's transfer agent. As a Fund's transfer agent, FDISG: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                            INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights incorporated by reference in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.


                                    COUNSEL


Simpson Thacher & Bartlett serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.


Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds' Prospectuses.

                              FINANCIAL STATEMENTS


The audited financial statements of each of Asia Growth Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, Investors Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund, Strategic Bond Fund, Total Return Fund, U.S. Government Income Fund and Small Cap Growth Fund for the fiscal year ended December 31, 1998 contained in the 1998 Annual Report of the Investment Series, are incorporated by reference into this SAI.

                                  APPENDIX A:
                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS

Some of the significant financial considerations relating to the investments of the New York Municipal Money Market Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

NEW YORK STATE

New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ('TRANs'), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ('BANs'). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the Sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

In February 1997, the Job Development Authority ('JDA') issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ('LGAC') to restructure the way the State makes certain local aid payments.

The State also participates in the issuance of certificates of participation ('COPs') in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

The State anticipated that its capital programs would be financed, in part through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expected to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature also authorized the issuance of up to $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases.

The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of Certificates of Participation ('COPs') to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

As a result of these changes, the State's 1997-98 borrowing plan now reflects:
$501 million in general obligation bonds (including $140 million for the purposes of redeeming outstanding BANs) and $140 million in general obligation paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to

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change as market conditions, interest rates and other factors vary through the end of the fiscal year.

Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $1.9 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. Included therein are borrowings by (i) DASNY for the State University of New York ('SUNY'), The City University of New York ('CUNY'), health facilities, and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ('HFA') for housing programs; and (v) borrowings by the Environmental Facilities Corporation ('EFC') and other authorities. In addition, in the 1997 legislative session, the Legislature also approved two new authorizations for lease-purchase and contractual obligation financings. An aggregate $425 million was authorized for four public authorities (Thruway Authority, DASNY, UDC and HFA) for the Community Enhancement Facility Program for economic development purposes, including sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. DASNY was also authorized to issue up to $40 million to finance the expansion and improvement of facilities at the Albany County airport.

In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ('MAC') was created to provide financing assistance to New York City (the 'City'). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ('Troy MAC'). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

The 1997-1998 State Financial Plan. The State's budget for the State's 1997-98 fiscal year, commencing on April 1, 1997 and ending on March 31, 1998, was enacted by the Legislature on August 4, 1997. The State Financial Plan for the 1997-98 fiscal year (the 'State Financial Plan') was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan is updated in October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds were projected to be $34.60 billion. After adjustments for comparability, the adopted 1997-98 budget projected a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.70 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures included $540 million in increased revenues projected for 1997-98, increased resources produced in the 1996-1997 fiscal year that were to be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The State Division of the Budget ('SDOB') estimated that the 1997-98 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $270 million. These included the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal

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government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 gap was projected at $1.68 billion, in the outyear projections submitted to the legislature in February 1997. As a result of changes made in the enacted budget, that gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State.

The outyear projection will be impacted by a variety of factors. Certain actions taken in the State's 1997-98 fiscal year, such as medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the State Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years.

In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1997-98 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

The following discussion summarizes the State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund was expected by the State to account

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for approximately 48 percent of total governmental-funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund was projected to be balanced on a cash basis for the 1997-98 fiscal year; however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts are projected to be $35.09 billion, an increase of $2 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.60 billion, an increase of $2.05 billion over the total amount disbursed and transferred in the prior fiscal year.

In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise more than 42 percent of total governmental funds receipts and disbursements in the 1997-98 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

Projected receipts in this fund type totaled $28.22 billion, an increase of $2.51 billion over the prior year. Projected disbursements in this fund type totaled $28.45 billion, an increase of $2.43 billion over 1996-97 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, were projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the 'MTA') funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1997-98 fiscal year, activity in these funds was expected to comprise 5 percent of total governmental receipts and disbursements.

Total receipts in this fund type were projected at $3.30 billion. Bond and note proceeds were expected to provide $605 million in other financing sources. Disbursements from this fund type were projected to be $3.70 billion, a decrease of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects would be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund was expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-98 fiscal year total disbursements in this fund type were projected at $3.17 billion, an increase of $64 million or 25 percent, most of which is explained by increases in the General Fund transfer. The projected transfer from the General Fund of $2.07 billion was expected to finance 65 percent of these payments.

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Prior Fiscal Years. A narrative description of cash-basis results in the General
Fund is presented below for the prior three fiscal years.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last five fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

Fiscal year 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRE This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ('LGAC') financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

Fiscal Year 1995-96. The State ended its 1995-96 fiscal year on March 31. 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent

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from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.

Fiscal Year 1994-95. The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRE.

General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

Other Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

In the Special Revenue Funds, disbursements increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have

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frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The State Financial Plan was based upon a July 1997 projection by DOB of national and State economic activity. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1997-98 Financial Plan.

On August 22 1996 the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the '1996 Welfare Act'). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF, and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal

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law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance in the State Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected by the State DOB that the State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State work force, and efficiency and productivity initiatives. The division of the Budget intends to update the State Financial Plan and provide an update to the Annual Information Statement upon release of the 1997-98 Executive Budget.

U.S Economy. The national economy has resumed a more robust rate of growth after a 'soft landing' in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has bee hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

DOB forecasts that national economic growth will continue in 1998 and 1999, it is expected to be substantially slower than is was in 1997. Real Gross Domestic Product ('GDP') is projected to increase 2.6 percent in 1998, which is a full percentage point lower than the estimated 1997 growth rate. In 1999, the GDP is expected to fall to 2.0 percent. The growth of nominal GDP is projected to decline from 5.8 percent in 1997 to 4.8 percent in 1998 and to 4.3 percent in 1999. The inflation rate is expected to drop to 2.2 percent in 1998, before rising to 2.5 percent in 1999. The annual rate of job growth is expected to be
2.3 percent in 1998, equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly to 1.3 percent. Growth in personal income and wages is expected to slow in 1998 and 1999.

New York Economy. The DOB forecast of the State's economy projects continued moderate growth in 1998 and 1999 for employment, wages, and personal income. The growth is projected to lessen, however, during the course of the two years. Personal income is estimated to be 5.4 percent in 1997, 4.8 percent in 1998, and
4.3 percent in 1999. Increases in 1998 year end bonus payments are projected to be modest, a substantial change from the rate of increase of recent years. Overall employment is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health, social service, and banking sectors.

Current forecasts for continued growth and any resultant impact on the State's financial plans, contain some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of

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accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing, and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

     Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

     Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

     Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that

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of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year. The First Quarter Update was incorporated into the cash-basis State Financial Plan of August 15, 1997 (the 'August Financial Plan').

The Mid-Year Update. The State issued its first update to the cash-basis 1997-98 State Financial Plan (the 'Mid-Year Update') on October 30, 1997. No revisions were made to the estimates of receipts and disbursements based on the current economic forecasts for both the nation and the State. The Mid-Year Update continues to reflect a balanced 1997-98 State Financial Plan, with a projected General Fund reserve for future needs of $530 million. This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year.

The forecast of the State economy also remains unchanged from the one formulated with the August Financial Plan. Steady growth was projected to continue through the second half of 1997. Personal income was projected to increase by 6.1 percent in 1997 and 4.5 percent in 1998, reflecting projected wage growth fueled in part by financial sector bonus payments. The forecast projected employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.

The projected 1997-98 closing fund balance in the General Fund of $927 million reflects a reserve for future needs of $530 million, a balance of $332 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a balance of $65 million in the Contingency Reserve Fund (following a deposit of $24 million during the current fiscal year). These two reserves remain available to help offset potential risks to the Financial Plan. Based upon experience to date, it is likely that the closing fund balance will be larger, providing additional resources for the 1998-99 fiscal year.

All governmental funds receipts and disbursements are also unchanged. The projected closing fund balance for all governmental funds remains $1.43 billion. The annual increase in spending for all governmental funds remains approximately 7 percent. Total projected receipts in all governmental funds (excluding transfers) are approximately $67.31 billion. All funds disbursements (excluding transfers) are $67.37 billion. Total net other financing sources across all governmental funds are projected at $505 million.

On September 11, 1997, the State Comptroller released a report entitled 'The 1997-98 Budget: Fiscal Review and Analysis' in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled 'Outyear Projections of Receipts and Disbursements' in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

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On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years as well as on a prospective basis.

The January Update. The State revised its 1997-98 Financial Plan on January 20, 1998 (the 'January Update'), in conjunction with the release of its Executive Budget Forecast for the 1998-99 fiscal year. The State predicted that the 1997-98 General Fund Financial Plan would continue to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.32 billion from the State's Mid-Year Update. The General Fund closing balance is projected to be $465 million at the end of the 1997-98 fiscal year, a decline of $462 million from the Mid-Year Update. This decline reflects the application of $530 million in undesignated reserve and additional surplus money projected in the January Update to pay for certain one-time accelerated payments.

Personal income tax collections for 1997-98 are projected at $18.5 billion, a $363 million decrease from the Mid-Year Update. Business tax receipts are projected to increase by $158 million, for a total of $4.98 billion. User tax estimates increased $52 million to $7.06 billion. Other tax receipts are projected to increase by $103 million over the Mid-Year Update to total $1.09 billion for the fiscal year.

The State projected that disbursements would increase by $565 million over the Mid-Year Update. The State attributed the majority of the increase to a one-time dispersement of a $561 million pre-payment of expenditures previously scheduled for 1998-99. Outside of this accelerated payment the projected General Fund spending for the 1997-98 year remained essentially unchanged from the Mid-Year Update.

The 1998-99 Executive Budget. The Governor presented the 1998-99 Executive Budget (the 'Executive Budget') to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts, and a proposed Capital Program and Financing Plan. The State expects that the Governor will prepare amendments to the Executive Budget as permitted under applicable law and that these amendments will be reflected in a revised financial plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor or that the

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State's budget projections will not differ materially or adversely from projections set forth in any of its updates.

Under the Executive Budget, the 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts (including transfers from other funds) are projected to be $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. The State General Fund tax base is projected to increase approximately six percent during 1998-99, after adjusting for tax law and administrative changes. Personal income tax collections in the General Fund are projected to increase to $19.82 billion, a $1.32 billion increase over 1997-98. User tax collections and fee receipts are projected to reach $7.2 billion, an increase of $144 million over the previous year. Business tax receipts are projected to decline in 1998-99 from $4.98 to $4.96 billion largely due to scheduled tax reductions. Receipts from other taxes are also projected to decline from $1.79 billion to $1.01 billion in 1998-99. Miscellaneous receipts are projected to decline from $1.57 billion in 1997-98 to $1.4 billion in the 1998-99 fiscal year.

General Fund distributions, including transfers to other funds, are projected to be $36.18 billion in 1998-99, an increase of $1.02 billion over projected expenditures (including prepayments) for the 1997-98 fiscal year. The Executive Budget proposes a year-to-year growth in General Fund spending of 2.89 percent, a growth in State Funds spending of 8.5 percent, and an increase in All Government Funds spending of 7.6 percent. Dispersements from the category of Grants to Local Governments (which constitute 67.9 percent of all General Fund spending) are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. Support of State operations is projected to increase by $524 million to $6.73 billion, or 8.4 percent higher than 1997-98. Total spending in General State charges is projected to decline slightly in 1998-99 to $2.23 billion. Transfers in support of debt services are projected to grow 5.8 percent in 1998-99, from $2.03 billion to $2.15 billion.

The Division of Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic, and political factors. These factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or the State's actions will be sufficient to preserve budgetary balance or align recurring receipts and disbursements in either 1998-99 or future fiscal years.

Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The risk includes whether the financial market changes or broader economic 'correction' occurs during the period and is heightened by the relatively lengthy expansions in the market that are currently underway. The securities industry is more important to the New York economy than the national economy and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. Additionally, a normal 'forecast error' of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998-2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial results in State receipts.

Ratings Agencies. On August 28, 1997, Standard & Poor's ('S&P') revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P

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revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the 'TBTA'), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon

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a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that

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indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-C of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

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NEW YORK CITY

The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ('MAC') to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act') which, among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ('OSDC') to assist the Control Board in exercising its powers and responsibilities and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its 'Covered Organizations' (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the 'City Financial Plan'), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and

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business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ('IBO') has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

The 1998-2002 Financial Plan. On January 29, 1998, the City published the Financial Plan for the 1998 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the four-year financial plan submitted to the Control Board on June 10, 1997 (the 'June Financial Plan').

The 1998-2002 Financial Plan reflects actual receipts, expenditure, and changes in forecast revenues and disbursements since the June Financial Plan. The 1998-2002 Financial Plan projects revenues and expenditures for the 1998 and 1999 fiscal years to be balanced in accordance with GAAP. Gaps are projected, however, of $1.8 billion, $2.0 billion, and $1.9 billion for the 2000, 2001, and 2002 years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenue in 1998 ($841 million), 1999 ($738 million), 2000 ($808 million), and 2001 ($802 million), including an increase in sales tax revenues resulting from the state adopting a smaller than expected sales tax reduction; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and between $134-142 million in each year from 1999-2001; (iii) a reduction in the projected debt service expenditures totaling $164 million, $291 million, $127 million, and $145 million in the 1998 through 2001 fiscal years, respectively; (iv) an increase in Board of Education (the 'BOE') spending of $70 million, $182 million, $59 million, and $61 million in the 1998 through 2001 fiscal years, respectively; and (v) an increase in expenditures totaling $71 million in the 1998 fiscal year and between $214 million and $273 million in each of the 1999 and 2001 fiscal years, reflecting additional spending for the City's proposed drug initiative and other agency spending. The 1998-2002 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of an additional $920 million in debt service due in the 1999 fi scal year, and a proposed discretionary transfer in the 1999 fiscal year of $210 million of debt service due in fiscal year 2000, included in the Budget Stabilization Account for 1998 and 1999 fiscal years, respectively, raising the total in the Budget Stabilization Account for the 1998 fiscal year to $1.2 billion.

Additionally, the 1998-2002 Financial Plan sets forth gap-closing actions to eliminate a previously projected budget gap for the 1999 fiscal year and to reduce projected gaps for fiscal years 2000 through 2002. Gap-closing actions for 1998 through 2002 fiscal years include: (i) additional agency actions totaling $122 million, $429 million, $354 million, $303 million, and $311 million in fiscal years 1998 through 2002, respectively; (ii) assumed additional Federal aid of $250 million in each of fiscal years 1999 through 2002, which could include funds to be distributed from the tobacco settlement, increased Medicaid assistance, unrestricted Federal revenue sharing aid or increased funds for school construction; and (iii) assumed additional State aid of $200 million in each of fiscal years 1999 through 2002, including an increase in revenue sharing payments and reimbursement of inmate costs proposed by the City. The gap-closing actions are partially offset by proposed new tax reduction programs totalling $237 million, $537 million, $610 million, and $774 million in fiscal years 1999 through 2002, respectively.

The City's projected budget gap for the 2001 and 2002 fiscal years does not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting budget gaps for the 2001 and 2002 fiscal years.

Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve a balanced operating results for the 1998 fiscal year, thee can be no assurance

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that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases, or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base.

Assumptions. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

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City Employees. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of 'final pay' after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional

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surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed

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care; (ii) the Financial Plan assumes that the State will extend the 14%
personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

Previous Reports. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in

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uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is

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assumed in the City Financial Plan but not provided for in the Governor's
Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends;
(ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively;
(iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and (vi) the receipt of $350 million, $140 million and $135 million from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance;

and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed

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



care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the 'May Financial Plan'). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

Seasonal Financing. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively.

Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

Ratings Agencies. On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that 'structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector.' Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

On February 3, 1998, Fitch Investors Service, Inc. ('Fitch') announced its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a 'flat' tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

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                                  APPENDIX B:
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S MUNICIPAL BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S MUNICIPAL BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information and in the Prospectus.

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                                SALOMON BROTHERS
                        INSTITUTIONAL INVESTMENT SERIES


                              COMBINED PROSPECTUS



                 ===============================================

                           Emerging Markets Debt Fund

                               High Yield Bond Fund
                                (Class I Shares)

                               Money Market Fund

                 ===============================================



                                 April 30, 1999
                                 SALOMON BROTHERS
                                     ASSET MANAGEMENT

                                 ABOUT THE MANAGER

The funds' investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


Fund goals, strategies and risks:

     Emerging Markets Debt Fund.......................................................................          4
     High Yield Bond Fund.............................................................................          7
     Money Market Fund................................................................................          9

More on the funds' investments........................................................................         11

Management............................................................................................         12

Buying shares.........................................................................................         14

Exchanging and redeeming shares.......................................................................         15

Other things to know about share transactions.........................................................         16

Dividends, distributions and taxes....................................................................         17

Financial highlights..................................................................................         18


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING


                            ABOUT MUTUAL FUND RISKS


An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


            Salomon Brothers Institutional Investment Series - 3

--------------------------------------------------------------------------------
 EMERGING MARKETS DEBT FUND

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in U.S. dollar denominated fixed income securities issued by governments, government-related entities and corporations located in emerging markets. The fund also invests in instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions and Brady
                         Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of investment as emerging or developing economies.
                         CREDIT QUALITY: The fund may invest without limit in higher risk, below-investment grade debt securities. Below-investment grade debt securities are equivalent to U.S. corporate debt securities commonly known as 'junk bonds.'
                         MATURITY AND DURATION: The fund may hold securities of any maturity. The manager attempts to manage interest rate risk of the fund by maintaining the fund's duration between 2 and 7 years. Duration measures in years the sensitivity of the fund's portfolio to interest rate risk. A higher duration means the fund is more sensitive to interest rate risk.
---------------------------------------------------------------------------------------------------------------------

 HOW THE                 The manager uses a 'top-down' approach and allocates the fund's investments among various
 MANAGER                 emerging market countries. In allocating among different countries, the following are some
 SELECTS THE             of the factors the manager considers:
 FUND'S
 INVESTMENTS
                         Currency, inflation and interest rate trends         Fiscal policies
                         Growth rate forecasts                                Political outlook
                         Liquidity of markets for that country's debt         Tax environment
                         The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund, or the fund may not perform as
 OF INVESTING IN         well as other investments, if any of the following occurs:
 THE FUND
                         Adverse governmental action or political, economic or market instability affects an emerging
 Many emerging           market country or region or disrupts its principal financial markets.
 market countries        The economies of emerging market countries grow at slower rates than expected or suffer a
 in which the fund       downturn, recession, rapid inflation or hyperinflation.
 invests have            The currency in which a security is priced declines in value relative to the U.S. dollar.
 markets that are        Interest rates rise, causing the prices of fixed income securities to decline and reducing
 less liquid and         the value of the fund's portfolio.
 more volatile than      The issuer of a security owned by the fund defaults on its obligation to pay principal
 markets in the          and/or interest or has its credit rating downgraded. This risk is higher for
 U.S. and other          below-investment grade fixed income securities, which are considered speculative because
 developed               they have a higher risk of issuer default, are subject to greater price volatility and may
 countries.              be illiquid.


            Salomon Brothers Institutional Investment Series - 4

 The fund is not         The manager's judgment about the attractiveness, relative value or credit quality of a
 diversified, which      particular security proves to be incorrect.
 means that it can       In many emerging market countries, there is also less information available about foreign
 invest a higher         issuers and markets because of less rigorous accounting and regulatory standards than in the
 percentage of its       U.S.
 assets in any one
 issuer than a
 diversified fund.
 Being non-diversified
 may magnify the fund's
 losses from adverse
 events affecting a
 particular issuer.


            Salomon Brothers Institutional Investment Series - 5

 Past performance does not                  [GRAPHIC]
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.93% in 4th quarter 1998;
 Lowest: -28.91% in 3rd quarter 1998

 YEAR TO DATE: 5.98%
 (through 3/31/99)

                               TOTAL RETURN
                               The bar chart indicates
                               the risk of investing in
                               the fund by showing the
                               performance of the fund's
                               shares for each of the
                               past 2 calendar years.




---------------------------------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)

                                                    Inception Date     1 Year    Since Inception

---------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund                            10/17/96       -19.87%          -.53
 J.P. Morgan Emerging Markets Bond Index Plus             n/a         -14.36%         1.00%

                     COMPARATIVE
                     PERFORMANCE
                     The table indicates the
                     risk of investing in
                     the fund by comparing
                     the average annual
                     total return of the
                     fund for the periods
                     shown to that of the
                     J.P. Morgan Emerging
                     Markets Bond Index
                     Plus, an unmanaged
                     index of emerging
                     market bonds.
 ---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum sales charge on purchases                                  None
      Maximum deferred sales charge on redemptions                       None

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
      Management fees                                                    0.70%

-------------------------------------------------------------------------------------------
      Distribution and service (12b-1) fee                               None
      Other expenses                                                     0.80%
-------------------------------------------------------------------------------------------
      Total annual fund operating expenses                               1.50%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                     FEES AND EXPENSES
                     This table sets forth
                     the fees and expenses
                     you will pay if you
                     invest in shares of the
                     fund.
                     Because the manager
                     waived a portion of its
                     management fee and
                     reimbursed the fund for
                     certain expenses during
                     the fiscal year ended
                     February 28, 1999,
                     actual total operating
                     expenses were 0.75%.
                     The manager may change
                     or eliminate these
                     expense limits at any
                     time.

--------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
  NUMBER OF YEARS YOU OWN
 YOUR SHARES                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
 Your costs would be                                 $153      $474       $818      $1,791
 THE EXAMPLE ASSUMES:   You invest $10,000 for the period shown
                          You reinvest all distributions and dividends without a sales charge
                          The fund's operating expenses remain the same
                          Your investment has a 5% return each year
                          Redemption of your shares at the end of the period
                 EXAMPLE
                 This example helps you
                 compare the costs of
                 investing in the fund
                 with other mutual
                 funds. Your actual
                 costs may be higher or
                 lower.



            Salomon Brothers Institutional Investment Series - 6

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
---------------------------------------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high yield fixed income securities, including bonds,
 INVESTMENTS             debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations. It may invest up to 10% of its assets in foreign securities.

                         CREDIT QUALITY: The fund invests at least 80% of its assets in fixed income securities rated below investment grade by a recognized rating agency, or if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as
                         'junk bonds.'

                         MATURITY: The fund's average maturity will generally vary from 6 to 12 years depending on the manager's outlook for interest rates. Individual securities may be of any maturity.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's economic view, industry outlook and
 MANAGER                 rigorous credit analysis. The manager then selects those individual securities that appear
 SELECTS THE             to be most undervalued and to offer the highest potential returns relative to the amount of
 FUND'S                  credit, interest rate, liquidity and other risk presented by these securities. The manager
 INVESTMENTS             allocates the fund's investments across a broad range of issuers and industries, which can help to reduce risk.
                         In evaluating the issuer's creditworthiness, the manager uses fundamental analysis and considers the following factors:
                           The strength of the issuer's financial resources
                           The issuer's sensitivity to economic conditions and trends
                           The issuer's operating history
                           Experience and track record of issuer's management
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund, or the fund may not perform as
 INVESTING IN THE FUND   well as other investments, if any of the following occurs:
 Investments in high       The issuer of a security owned by the fund defaults on its obligation to pay principal
 yield securities        and/or interest or has its credit rating downgraded.
 involve a substantial     Interest rates increase, causing the prices of fixed income securities to decline and
 risk of loss            reducing the value of the fund's portfolio.
                           The manager's judgment about the attractiveness, value or credit quality of a particular security proves to be incorrect.
                           High yield securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following risks:
                                Increased price sensitivity to changing interest rates and to adverse economic and business developments
                                Greater risk of loss due to default or declining credit quality
                                Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
                                Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities



            Salomon Brothers Institutional Investment Series - 7

 Past performance does not
 necessarily indicate how the fund         [GRAPHIC]
 will perform in the future.
 QUARTERLY RETURNS:
 Highest: 5.54% in 2nd quarter 1997;
 Lowest: -6.36% in 3rd quarter 1998
 YEAR TO DATE: 2.72% (through
 3/31/99)

                       TOTAL RETURN
                       The bar chart indicates
                       the risk of investing
                       in the fund by showing
                       the performance of the
                       fund's shares for each
                       of the past 2 calendar
                       years.



---------------------------------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
 -------------------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)

                                          Inception Date         1 Year                   Since
                                                                                      Inception
 -------------------------------------------------------------------------------------------
 High Yield Bond Fund                         5/15/96            -0.34%             9.15%
 Salomon Smith Barney High Yield Market
 Index                                          n/a              3.60%              9.96%

                     COMPARATIVE
                     PERFORMANCE

                     The table indicates the
                     risk of investing in
                     the fund by comparing
                     the average annual
                     total return of the
                     fund for the periods
                     shown to that of the
                     Salomon Smith Barney
                     High Yield Market
                     Index, an unmanaged
                     index of high yield
                     securities.

---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum sales charge on purchases                                  None
      Maximum deferred sales charge on redemptions                       None
 -------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
      Management fees                                                    0.50%
 -------------------------------------------------------------------------------------------
      Distribution and service (12b-1) fee                               None
      Other expenses                                                     0.89%
-------------------------------------------------------------------------------------------
      Total annual fund operating expenses                               1.39%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------


              FEES AND EXPENSES
              This table sets forth
              the fees and expenses
              you will pay if you
              invest in shares of the
              fund.
              Because the manager
              waived a portion of its
              management fee and
              reimbursed the fund for
              certain expenses for
              the fiscal year ended
              February 28, 1999,
              actual total fund
              operating expenses were
              0.55%.
              The manager may change
              or eliminate these
              expense limits at any
              time.
 --------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR    3 YEARS    5 YEARS   10 YEARS
 Your costs would be                                 $142      $440       $761      $1,669
 THE EXAMPLE ASSUMES:   You invest $10,000 for the period shown
                          You reinvest all distributions and dividends without a sales charge
                          The fund's operating expenses remain the same
                          Your investment has a 5% return each year
                          Redemption of your shares at the end of the period

                          EXAMPLE
                          This example helps you
                          compare the costs of
                          investing in the fund
                          with other mutual
                          funds. Your actual
                          costs may be higher or
                          lower.


            Salomon Brothers Institutional Investment Series - 8

--------------------------------------------------------------------------------
 MONEY MARKET FUND


 INVESTMENT              The fund seeks as high a level of current income as is consistent with liquidity and
 OBJECTIVE               stability of principal.
---------------------------------------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in high quality, U.S. dollar denominated short term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers.

                         The fund may invest in all types of money market securities including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, fixed time deposits and other short term debt securities. The fund may also invest in variable rate master demand notes and enter into short term borrowing arrangements with corporations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the highest short term rating category, or if unrated, of equivalent quality. The fund may invest up to 5% of its assets in securities rated in the second highest short term rating category or, if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
---------------------------------------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks for:
 MANAGER                    The best relative values based on an analysis of yield, price, interest rate sensitivity
 SELECTS THE                and credit quality
 FUND'S                     Maturities consistent with the manager's outlook for interest rates
 INVESTMENTS                Eligible issuers with the most desirable credit quality
---------------------------------------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an investment at $1 per share, it is
 RISKS OF                possible to lose money by investing in the fund, or the fund could underperform other short
 INVESTING IN            term debt instruments or money market funds if any of the following occurs:
 THE FUND                   Interest rates rise sharply.
                            An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                            The manager's judgment about the value or credit quality of a particular security proves to be incorrect.
                            The value of the fund's foreign securities go down because of unfavorable government actions or political instability.




                 Salomon Brothers Institutional Investment Series - 9

 Past performance does not                 [GRAPHIC]
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 1.51% in 1st quarter 1991;
 Lowest: 0.67% in 1st quarter 1994

 Prior to April 29, 1996, the fund
 was called Salomon Brothers U.S.
 Treasury Securities Money Market
 Fund and invested exclusively in
 U.S. Treasury bonds, notes and
 bills.


                      TOTAL RETURN
                      The bar chart indicates
                      the risk of investing
                      in the fund by showing
                      the performance of the
                      fund's shares for each
                      of the past 8 calendar
                      years.




--------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.
-------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1998)
                           Inception       1 Year       5 Years         Since Inception
                              Date
-------------------------------------------------------------------------------------------
 Money Market Fund          12/7/90         5.6%          5.0%               4.62%

 The fund's 7-day yield as of December 31, 1998 was 5.33%

                                      COMPARATIVE
                                      PERFORMANCE
                                      The table indicates the
                                      average annual total
                                      return of the fund for
                                      the periods.



<Caption
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum sales charge on purchases                                  None

      Maximum deferred sales charge on redemptions                       None

-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF FUND NET ASSETS)
      Management fees                                                    0.20%

-------------------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                                 None

      Other expenses                                                     0.17%
                                                                        -------
-------------------------------------------------------------------------------------------
    Total annual fund operating expenses                                 0.37%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------




                               FEES AND EXPENSES

                               This table sets forth
                               the fees and expenses
                               you will pay if you
                               invest in shares of the
                               fund.

                               Because the manager
                               waived a portion of its
                               management fee and
                               reimbursed the fund for
                               certain expenses during
                               the fiscal year ended
                               December 31, 1998,
                               actual total fund
                               operating expenses were
                               0.18%.

                               The manager may change
                               or eliminate these
                               expense limits at any
                               time.



-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Your costs would be                               $38        $119        $208           $468

 THE EXAMPLE ASSUMES:      You invest $10,000 for the period shown
                           You reinvest all distributions and dividends without a sales charge
                           The fund's operating expenses remain the same
                           Your investment has a 5% return each year
                           Redemption of your shares at the end of the period.

                           EXAMPLE

                           This example helps you
                           compare the cost of
                           investing in the fund
                           with other mutual
                           funds. Your actual cost
                           may be higher or lower.


                 Salomon Brothers Institutional Investment Series - 10

--------------------------------------------------------------------------------
 MORE ON THE FUNDS' INVESTMENTS

 FIXED INCOME            Fixed income securities include bonds, notes, bills, debentures, bank debt obligations,
 SECURITIES              short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments.
---------------------------------------------------------------------------------------------------------------------

 EQUITY                  High Yield Bond Fund may invest up to 10% of its assets in common stocks, convertible
 SECURITIES              securities, warrants or other equity securities. The fund holds these equity securities
 High Yield Bond         generally as a result of buying fixed income securities with an attached equity component.
 Fund                    Equity securities provide the fund with opportunities for appreciation but expose the fund to the risk of stock market downturns and adverse events affecting particular companies that may depress the price of their common stock.
---------------------------------------------------------------------------------------------------------------------

 SECURITIES OF           Investments in securities of foreign entities and securities denominated in foreign
 FOREIGN                 currencies involve special risks. These include possible political and economic instability
 ISSUERS                 and the possible imposition of exchange controls or other restrictions on investments.
 each fund               Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

                         Since Emerging Markets Debt Fund and High Yield Bond Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of these funds' assets.
                         Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.
---------------------------------------------------------------------------------------------------------------------

 DERIVATIVE              The funds may, but need not, use derivative contracts, such as futures and options on
 TRANSACTIONS            securities, securities indices or currencies; options on these futures; forward currency
 each fund except        contracts; and interest rate or currency swaps for any of the following purposes:
 Money Market              To hedge against the economic impact of adverse changes in the market value of portfolio
 Fund                      securities because of changes in market prices, currency exchange rates or interest rates
                           As a substitute for buying or selling securities

                         A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
---------------------------------------------------------------------------------------------------------------------

                Salomon Brothers Institutional Investment Series - 11

 TEMPORARY               Each of the funds may depart from its principal investment strategies in response to adverse
 DEFENSIVE               market, economic or political conditions by taking temporary defensive positions in all
 INVESTMENTS             types of money market and short term debt securities. If a fund takes a temporary defensive
 each fund except        position, it may be unable to achieve its investment objective.
 Money Market
 Fund
---------------------------------------------------------------------------------------------------------------------

 PORTFOLIO               Although neither the Emerging Market Debt Fund or the High Yield Bond Fund purchases or
 TURNOVER                sells securities for short-term profits, each fund may engage in active and frequent trading
 each fund except        to achieve its principal investment strategies. Frequent trading increases transaction
 Money Market            costs, which could decrease the fund's performance, and may result in increased net
 Fund                    short-term capital gains, distributions of which are taxable to shareholders as ordinary income.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 MANAGEMENT

---------------------------------------------------------------------------------------------
 FUND               PORTFOLIO MANAGER    SINCE         PAST 5 YEARS' BUSINESS EXPERIENCE
  Emerging Markets   Peter J. Wilby     inception      Managing Director of Manager
  Debt Fund
---------------------------------------------------------------------------------------------
  High Yield         Peter J. Wilby     inception      Managing Director of Manager
  Bond Fund

  Money Market       Nancy A. Noyes     inception      Director of Manager
  Fund

                            THE PORTFOLIO
                            MANAGERS

                            The portfolio managers
                            are primarily
                            responsible for the
                            day-to-day operation of
                            the funds indicated
                            beside their names.



----------------------------------------------------------------------------------------------------------------

SBAM serves as the funds' manager. For its services for the fiscal year ended December 31,       MANAGEMENT FEES
1998, SBAM received a fee from Money Market Fund equal to 0.20% of the fund's average daily net assets. For its services for the fiscal year ended February 28, 1999, SBAM received a fee from Emerging Markets Debt Fund and High Yield Bond Fund equal to 0.00% and 0.00% of each fund's average daily net assets, respectively.

----------------------------------------------------------------------------------------------------------------

SSBC Fund Management Inc. ('SSBC'), an affiliate of the manager, is the funds' administrator.    ADMINISTRATOR
For its services, each fund pays an administration fee to SSBC of 0.05% of the fund's average daily net assets.

----------------------------------------------------------------------------------------------------------------

CFBDS, Inc. serves as the funds' distributor.                                                    DISTRIBUTOR



             Salomon Brothers Institutional Investment Series - 12

Information technology experts are concerned about computer systems' ability to process          YEAR 2000 ISSUE
date-related information on and after January 1, 2000. This situation, commonly known as the
'Year 2000' issue, could have an adverse impact on the funds. The cost of addressing the Year
2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the funds. Issuers located outside of the U.S. may be more susceptible to the risks associated with the year 2000 issue. The manager, administrator and distributor are addressing the Year 2000 issue for their systems. Each fund has been informed by its other service providers that they are taking similar measures. Although the funds do not expect the
Year 2000 issue to adversely affect them, the funds cannot guarantee that the efforts of the funds (limited to requesting and receiving reports from their service providers) or their service providers to correct the problem will be successful.


            Salomon Brothers Institutional Investment Series - 13

--------------------------------------------------------------------------------

 BUYING SHARES

 INVESTMENT                EMERGING MARKETS DEBT
 MINIMUMS                          FUND                HIGH YIELD BOND FUND             MONEY MARKET FUND
                         -------------------------------------------------------------------------------------------
                                  $1,000,000                     $1,000,000                      $250,000
                         There is no subsequent investment minimum for any fund.

--------------------------------------------------------------------------------

 BUYING SHARES             For initial purchases of each fund's shares, complete the appropriate application and send
 BY MAIL                 it with your check to First Data Investor Services Group, the funds' transfer agent.
                           Send completed purchase applications along with a check to:

 Initial purchases       Salomon Brothers Institutional Investment Series
                                           (specify fund)
                                           c/o First Data Investor Services Group
                                           P.O Box 5127
                                           Westborough, MA 01581-5127
                          Initial purchases may not be made by third party check.
                          Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.

 Subsequent               Send checks for subsequent purchases by mail directly to the transfer agent.
 purchases                Be sure to include your fund and account number on checks for subsequent investments.
 ---------------------------------------------------------------------------------------------------------------------

 BUYING SHARES           Call the transfer agent at (800) 446-1013 to tell it about your incoming wire transfer. You
 BY WIRE                 should instruct your bank to transmit your purchase in federal funds to:

 Initial and             Boston Safe Deposit and Trust Company
 subsequent                Boston, Massachusetts
 purchases                 ABA No. 011-001-234
                           Account #: 142743
                               Attn: (specify fund)
                               Name of Account:
                               Account # (As assigned):

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS DEBT FUND                                   PURCHASE IS EFFECTIVE
       HIGH YIELD BOND FUND
                                     If order and federal funds or check
                                     received by fund or its agent before
                                     4:00 p.m. Eastern time:                 On that day
 Payment wired in federal funds or
 check received                      If order and federal funds or check
                                     received by fund or its agent after
                                     the close of New York Stock Exchange:   On the next business day

--------------------------------------------------------------------------------------------------------------------
         MONEY MARKET FUND                          PURCHASE IS EFFECTIVE                       DIVIDENDS BEGIN
                                     If order and federal       At noon, Eastern time, on
                                     funds or check received    that day                         On that day
                                     by fund or its agent
                                     before noon, Eastern
                                     time:
 Payment wired in federal
 funds or check received


                                     If order and federal
                                     funds or check received
                                     by fund or its agent       At close of New York       On the next business day
                                     after noon, Eastern time:  Stock Exchange on          after effectiveness
                                                                that day

             Salomon Brothers Institutional Investment Series - 14

--------------------------------------------------------------------------------
 EXCHANGING AND REDEEMING SHARES


 You should contact the transfer agent to exchange into other eligible mutual funds in
 Salomon Brothers Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of
 Money Market Fund.
  You may exchange shares only for shares of another fund in Salomon Brothers Institutional
 Investment Series.
  You must meet the minimum investment amount for each fund.
  Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
  You may only exchange shares of a fund 30 days after purchase.

                        EXCHANGE
                        PRIVILEGE
                        To learn more about the
                        exchange privilege
                        contact the transfer
                        agent or consult the
                        statement of additional
                        information.

---------------------------------------------------------------------------------------------------------------------

 You may redeem some or all of your shares by sending a written request in proper form to:
                                Salomon Brothers Institutional Investment Series
                            (specify fund)
                          c/o First Data Investor Services Group
                          P.O Box 9764
                          Providence, RI 02940-9764
 The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.
  Name of the fund
  Account number
  Dollar amount or number of shares being redeemed
  Signature of each owner exactly as account is registered
  Other documentation required by First Data Investor Services Group
 To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

                               REDEMPTIONS
                               BY MAIL

                               Generally, a properly
                               completed written
                               request for redemption
                               with any required
                               signature guarantee is
                               all that is required
                               for a redemption. In
                               some cases, however,
                               other documents may be
                               necessary.
---------------------------------------------------------------------------------------------------------------------

 You may redeem shares by fax only if a signature guarantee or other documentary evidence is  REDEMPTIONS BY FAX not required. Redemption requests should be properly signed by all owners of the account and faxed to First Data Investor Services Group at (800) 446-1013. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
---------------------------------------------------------------------------------------------------------------------
 You may redeem shares by telephone. The proceeds can be sent by check to your address of     REDEMPTIONS BY
 record or by wire transfer to a bank account designated in your application. In addition,    TELEPHONE
 you may be asked to provide proper identification information. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and
 4:00 p.m. Eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
---------------------------------------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers.
 If shares of Money Market Fund are redeemed before noon, Eastern time, you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon,
 Eastern time.

                           REDEMPTION
                           PAYMENTS

                           Any request that your
                           redemption proceeds be
                           sent to a destination
                           other than your bank
                           account or address of
                           record must be in
                           writing and must
                           include a signature
                           guarantee.

             Salomon Brothers Institutional Investment Series - 15

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 SMALL ACCOUNT BALANCES  If your account falls below $10,000 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below
                         $10,000 after 30 days, the fund may close your account and send you the redemption proceeds.
---------------------------------------------------------------------------------------------------------------------
 SHARE CERTIFICATES      The funds do not issue share certificates.
---------------------------------------------------------------------------------------------------------------------
 SHARE PRICE             You may buy, exchange or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each fund calculates its net asset value every day the New York Stock Exchange is open. Emerging
                         Markets Debt Fund and High Yield Bond Fund each calculates its net asset value when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Money
                         Market Fund calculates its net asset value twice daily at 12:00 noon, Eastern time and at
                         4:00 p.m., Eastern time.
                         Emerging Markets Debt Fund and High Yield Bond Fund generally value their securities based on market prices or quotations. The funds' currency conversions are done when the London stock exchange closes, which is 12:00 noon Eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.
                         Money Market Fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.
                         In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the New York Stock Exchange closes. If the New York Stock
                         Exchange closes early, you must place your order prior to the actual closing time.
                         Otherwise, you will receive the next business day's price.
                         Salomon Smith Barney or members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' agent before the agent's close of business.
---------------------------------------------------------------------------------------------------------------------
                         Each fund has the right to:
                           Suspend the offering of shares
                           Waive or change minimum and additional investment amounts
                           Reject any purchase or exchange order
                           Change, revoke or suspend the exchange privilege
                           Suspend telephone transactions
                           Suspend or postpone redemptions of shares on any day when trading on the New York Stock
                         Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
---------------------------------------------------------------------------------------------------------------------
 REDEMPTIONS IN KIND     Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The redeeming shareholder must pay transaction costs to sell these securities.


                Salomon Brothers Institutional Investment Series - 16

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gain, if any, as follows:
----------------------------------------------------------------------------------------
  FUND                          INCOME DIVIDEND           CAPITAL GAIN      DISTRIBUTIONS
                                DISTRIBUTIONS            DISTRIBUTIONS      MOSTLY FROM
  Emerging Markets Debt            Annually                Annually           Income

----------------------------------------------------------------------------------------
  High Yield Bond                  Annually                Annually           Income

  Money Market            Declared Daily/Distributed       Annually           Income
                                   Monthly

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain distributions and dividends are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                               DIVIDENDS AND
                               DISTRIBUTIONS

                               Annual distributions of
                               income and capital gain
                               are made at the end of
                               the year in which the
                               income or gain is
                               realized, or the
                               beginning of the next
                               year.
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 TRANSACTION                             FEDERAL INCOME TAX STATUS
  Redemption or exchange of shares       Usually capital gain or loss (except no gain
                                         or loss for Money Market Fund); long-term
                                         only if shares owned more than one year

--------------------------------------------------------------------------------------
  Long-term capital gain distributions   Long-term capital gain
  Short-term capital gain distributions  Ordinary income

--------------------------------------------------------------------------------------
  Dividends                              Ordinary income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                              TAXES

                              In general, redeeming
                              and exchanging shares
                              (except Money Market
                              Fund shares) and
                              receiving distributions
                              (whether in cash or
                              additional shares) are
                              all taxable events.

            Salomon Brothers Institutional Investment Series - 17

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a share of capital stock outstanding throughout each year:


                                                      EMERGING MARKETS DEBT FUND                HIGH YIELD BOND FUND
                                                          FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                              FEBRUARY 28                            FEBRUARY 28
                                                    1999         1998        1997(1)       1999         1998        1997(2)

NET ASSET VALUE BEGINNING OF PERIOD               $   7.21     $  10.91     $  10.00     $   9.67     $  11.13     $  10.00
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Net investment income                                 0.62         1.69         0.35         1.04         1.51         0.57
Net realized and unrealized gain (loss) on
  investments                                        (2.29 )      (0.27 )       0.78        (1.05 )      (0.34 )       0.93
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                      1.67         1.42         1.13        (0.01 )       1.17         1.50
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Dividends from net investment income                 (0.59 )      (1.77 )      (0.20 )      (1.00 )      (1.66 )      (0.36 )
Distributions from net realized gain on
  investments                                        (0.00 )      (3.35 )      (0.02 )      (0.06 )      (0.97 )      (0.01 )
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                    (0.59 )      (5.12 )      (0.22 )      (1.06 )      (2.63 )      (0.37 )
                                                  ---------    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                    $   4.95     $   7.21     $  10.91     $   8.60     $   9.67     $  11.13
                                                  ---------    ---------    ---------    ---------    ---------    ---------
                                                  ---------    ---------    ---------    ---------    ---------    ---------
NET ASSETS, END OF PERIOD (000S)                  $ 30,523     $ 14,596     $  6,211     $ 37,367     $ 22,664     $  6,575
Total return (3)                                   (23.1)%       +14.6%       +11.4%         0.1%       +11.1%       +15.1%
Ratios to average net assets:
  Expenses                                           0.75%        0.75%        0.75% (4)    0.55%        0.55%        0.55% (4)
  Net investment income                             13.61%        8.53%        8.94% (4)    8.80%        9.10%        9.36% (4)
Portfolio turnover rate                               295%         549%         136%         102%         189%         151%
Before waiver of management fee, expenses
absorbed by manager and credits on custodian
cash balances, net investment income per share
and expense ratios would have been:
  Net investment income (loss)                    $   0.59     $   1.18     $   0.08     $   0.94     $   0.93     $   0.29
  Expense ratio                                      1.50%        3.34%      7.57%(4 )      1.39%        4.03%      5.22%(4 )


        ---------------------------------------------------------------

(1) Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

(2) High Yield Bond Fund's commencement of investment operations was May 15,
    1996.

(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.

(4) Annualized.


                Salomon Brothers Institutional Investment Series - 18

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

 For a share of capital stock outstanding throughout each year ended:


                                                                                    MONEY MARKET FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                                1998         1997        1996(1)       1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.000     $  1.000     $  1.000      $ 1.000      $ 1.000
                                                              ---------    ---------    ---------    ---------    ---------
    Net investment income (loss)                                 0.054        0.055        0.050        0.049        0.036
    Dividends from net investment income                        (0.054 )     (0.055 )     (0.050 )     (0.049)      (0.036)
NET ASSET VALUE, END OF PERIOD                                $  1.000     $  1.000     $  1.000      $ 1.000      $ 1.000
                                                              ---------    ---------    ---------    ---------    ---------
                                                              ---------    ---------    ---------    ---------    ---------
NET ASSETS, END OF PERIOD (000S)                              $138,941     $133,012     $159,651      $11,425      $27,667
Total return                                                      5.6%         5.6%         5.1%         5.0%         3.6%

RATIOS TO AVERAGE NET ASSETS
    Expenses                                                     0.18%        0.18%        0.20%        0.65%        0.45%
    Net investment income (loss)                                 5.45%        5.48%        5.29%        4.89%        3.53%
Before waiver of management fee, expenses absorbed by the
manager and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
    Expense ratio                                                0.37%        0.41%        0.46%        0.70%        --
    Net investment income per share                           $  0.053     $  0.052     $  0.048      $ 0.049        --


                            ------------------------
(1) The fund changed its name and objective on April 29, 1996. Prior to April 29, 1996, the fund was called Salomon Brothers U.S. Treasury Securities Money Market Fund and invested principally in United States Treasury bonds, notes and bills.

                Salomon Brothers Institutional Investment Series - 19

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

--------------------------------------------------------------------------------

                           Emerging Markets Debt Fund
                              High Yield Bond Fund
                               Money Market Fund
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

 You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting First Data Services Group at 1-800-446-1013, by calling Salomon Brothers Asset Management or writing the funds at 7 World Trade Center, 38th Floor, New York, NY 10013.

 You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-07497)



                Salomon Brothers Institutional Investment Series - 20

                                 April 30, 1999

                      STATEMENT OF ADDITIONAL INFORMATION
                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES
                               WORLD TRADE CENTER
                           7 NEW YORK, NEW YORK 10048
                                 (800) 446-1013

Salomon Brothers Institutional Investment Series consists of:

    Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund');

    Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'); and

    Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund') (each, a 'fund' and collectively, the 'funds').

This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds' current Prospectus dated April 30, 1999, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.

                                    CONTENTS


Investment Objectives and Policies........................................................................      2
Risk Factors..............................................................................................     21
Investment Limitations....................................................................................     32
Portfolio Turnover........................................................................................     35
Portfolio Transactions....................................................................................     35
Purchase, Redemption and Exchange of Shares...............................................................     37
Directors and Officers....................................................................................     40
Institutional Series Funds and Series Funds...............................................................     41
Investment Manager........................................................................................     44
Net Asset Value...........................................................................................     46
Taxes.....................................................................................................     47
Performance Data..........................................................................................     51
Other Information about the Funds.........................................................................     53
Appendix A................................................................................................    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds' investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc., an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc., an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.' The discussion below supplements the information set forth in the Prospectus under 'Investment Objectives and Policies.' References herein to the investment manager mean Salomon Brothers Asset Management Inc. ('SBAM').

EMERGING MARKETS DEBT FUND

General. The fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. An 'emerging market country' is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

In selecting emerging market country debt securities for investment, SBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund's assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria
Argentina
Azerbaijan
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Croatia
Czech Republic
Dominican Republic
Ecuador
Egypt
Estonia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Korea
Latvia
Lebanon
Lithuania
Malaysia
Mexico
Moldava
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Romania
Russia
Saudi Arabia
Singapore
Slovakia
Slovenia
South Africa
Taiwan
Thailand
Trinidad & Tobago
Tunisia
Turkey
Turkmenistan
Ukraine
Uruguay
Uzbekistan
Venezuela
Vietnam
Yugoslavia
Zaire
Zimbabwe

Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund's investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be 'investment companies' as defined in the Investment Company Act of 1940 (the '1940 Act'). As a result, the fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Market Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund's objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 35% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by

                                       3





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companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

HIGH YIELD BOND FUND

General. High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as 'junk bonds.'

The debt obligations in which the fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.

High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund's investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational

                                       4





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



entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements.

MONEY MARKET FUND

General. Money Market Fund will limit its portfolio investments to securities that are determined by SBAM to present minimal credit risks pursuant to guidelines established by the fund's Board of Directors and which are 'Eligible Securities' at the time of acquisition by the fund. The term 'Eligible Securities' includes: (i) securities rated in one of the two highest short-term rating categories by: (a) any two nationally recognized statistical rating organizations ('NRSROs') that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, 'Requisite NRSROs'), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ('Second Tier Securities') and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements
U.S. Government Securities
Bank Obligations
Corporate Debt Securities

                            FIXED INCOME SECURITIES

U.S. GOVERNMENT SECURITIES (EACH FUND)

Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SBAM is satisfied that the credit risk with respect to the issuer is minimal.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Floating and Variable Rate Securities
Variable Amount Master Demand Notes
Asset-Backed Securities
Municipal Obligations





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



FLOATING AND VARIABLE RATE INSTRUMENTS (EACH FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.

A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

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



LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES (EACH FUND)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MUNICIPAL OBLIGATIONS (MONEY MARKET FUND)

Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include 'public purpose' obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified 'private activity bond' which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the

International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, known as Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxes.'

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STRUCTURED INVESTMENTS (EMERGING MARKETS DEBT FUND)

Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing. See 'Risk Factors.'

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under 'Other Investment Companies.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

RULE 144A SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund's Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

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VARIABLE AMOUNT MASTER DEMAND NOTES (MONEY MARKET FUND)

A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

BANK OBLIGATIONS (EACH FUND)

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

                               EQUITY INVESTMENTS

COMMON STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

WARRANTS (EMERGING MARKET DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Market Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not

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



offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

OTHER INVESTMENT COMPANIES (EACH FUND)

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be

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developed to the extent SBAM determines that they are consistent with the applicable fund's investment objective and policies and applicable regulatory requirements. A fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by

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the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a

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



fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of

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a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'counterparties' and individually referred to as a 'counterparty') through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties

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and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the

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price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount

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of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any

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obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid securities equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                OTHER PRACTICES

REPURCHASE AGREEMENTS (EACH FUND)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase

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agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each fund's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS (HIGH YIELD BOND FUND AND EMERGING MARKETS DEBT
FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each lend portfolio securities to brokers or dealers or other financial institutions to generate income. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash, securities or other permissible forms of collateral (e.g., letters of credit) with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest any cash collateral in short-term debt securities and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not posted, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Voting rights may pass with the lending of portfolio securities. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

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                                  RISK FACTORS

FOREIGN SECURITIES (EACH FUND)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S.

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corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign taxes on certain amounts of a fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

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Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxes.'

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SBAM intends to consider the correlation among securities represented in the fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A.

FIXED-INCOME SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call

                                       23





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option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

HIGH YIELD SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

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Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the

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obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. A significant amount of the Brady Bonds that the funds may purchase have no or limited collateralization, and a fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the

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defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield Bond Fund and Emerging Markets Debt Fund invest are likely to be acquired at a discount, which involves certain considerations discussed below under taxes.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind

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bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of Institutional Series Funds has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

To the extent that liquid assignments and loan participations that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (EACH FUND)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy

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



redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds' purchases and sales of such Rule 144A securities.

BANK OBLIGATIONS (EACH FUND)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

BORROWING (EACH FUND)

Each of the funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SBAM's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

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NON-DIVERSIFICATION (EMERGING MARKETS DEBT FUND)

Emerging Markets Debt Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund's use of derivatives may be limited by certain provisions of the Code. See 'Taxes.'

Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

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

Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund

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



may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                             INVESTMENT LIMITATIONS

Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

MONEY MARKET FUND

Money Market Fund may not:

     (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

     (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with

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



     respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

     (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

     (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.

     (5) invest more than 10% of the value of its net assets in securities which are illiquid;

     (6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund's shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (8) sell securities short;

     (9) purchase or sell commodities or commodity contracts, including futures contracts;

     (10) invest for the purpose of exercising control over management of any company;

     (11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and
     (b) enter into repurchase agreements with respect to portfolio securities;

     (12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund's investment program may be deemed to be an underwriting;

     (13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);


     (14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;



     (15) purchase warrants; or



     (16) issue senior securities except as permitted by the 1940 Act.


Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the fund's total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

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EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

     (1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

     (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

     (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

     (4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

     (5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

     (6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

     (7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
     (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and (d) delays in the settlement of securities transactions will not be considered loans;

     (8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

     (10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

     (11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

     (13) with respect to the High Yield Bond fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

     (14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;


     (15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;



     (16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets or if, as a result, more than 2% of the fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or



     (17) issue senior securities except as permitted by the 1940 Act.



Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.


For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. A fund's distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund.

With respect to Money Market Fund, SBAM seeks to enhance the fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SBAM will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by each Company's Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Notwithstanding the above, in compliance with Section 28(e) of the 1934 Act, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Brothers Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. First Data Investor Services Group, Inc. ('FDISG'), the fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

FDISG will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds' transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund's account number on the check. Initial purchases of fund shares may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by a fund that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (Eastern time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (Eastern time) that day. Purchase orders received after 12:00 noon (Eastern time) or for which payment is received in or converted into federal funds after 12:00 noon (Eastern time) will be executed and begin to earn dividends on the following business day.

REDEMPTION OF SHARES

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide [Investors Bank] with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days' written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE OF SHARES

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging. Shares of a fund are eligible for exchange 30 days after purchase.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor Salomon Brothers will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and Salomon Brothers may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and Salomon Brothers may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

The exchange privilege is not designed for investors trying to catch short-term swings in market prices by making frequent exchanges. Each fund reserves the right to reject any exchange request in whole or in part. The exchange privilege may be modified or terminated at any time upon written notice to shareholders. A fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable fund for further details.

                             DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment manager and administrator.

The principal occupations of the directors and executive officers of the Institutional Series Funds and the Series Funds for the past five years are listed below. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM acts as investment manager. 'Interested directors' of the funds (as defined in the 1940
Act) are indicated by an asterisk.

Except as indicated below, the address of each executive officer is 7 World Trade Center, New York, New York 10048.

                  INSTITUTIONAL SERIES FUNDS AND SERIES FUNDS

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------

Charles F. Barber ..................  Director and         Consultant; formerly, Chairman of the Board, ASARCO
66 Glenwood Drive                     Chairman, Audit      Incorporated
Greenwich, CT 06830                   Committee
Age: 82
Carol L. Colman ....................  Director and Audit   President, Colman Consulting Co., Inc.
Colman Consulting Co., Inc.           Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 53
Daniel P. Cronin ...................  Director and Audit   Vice President and General Counsel, Pfizer
Pfizer, Inc.                          Committee Member     International Inc., Senior Assistant General
253 East 42nd Street                                       Counsel, Pfizer Inc.
New York, NY 10017
Age: 53
Heath B. McLendon* .................  Director, Chairman   Managing Director, Salomon Smith Barney, Inc.
Age: 65                               and President        ('SSB'); President and Director, SSBC Fund
                                                           Management Inc. and Travelers Investment Adviser,
                                                           Inc.; Chairman of Smith Barney Strategy Advisers
                                                           Inc.
Peter J. Wilby .....................  Executive Vice       Managing Director of SBAM and SSB since January
Age: 40                               President            1996. Prior to January 1996, Director of SBAM and
                                                           SBI.
Beth A. Semmel .....................  Executive Vice       Managing Director of SBAM and SSB since January
Age: 38                               President            1996. From May 1993 to December 1995, Vice President
                                                           of SBAM and SSB. From January 1989 to May 1993, Vice
                                                           President of Morgan Stanley Asset Management.
Maureen O'Callaghan ................  Executive Vice       Director of SBAM and SSB since October 1988.
Age: 35                               President
James E. Craige ....................  Executive Vice       Director, SBAM and SSB since 1992.
Age: 31                               President
Thomas K. Flanagan .................  Executive Vice       Director, SBAM and SSB since 1991.
Age: 46                               President
Robert E. Amadeo ...................  Vice President       Vice President of SBAM since 1996. Prior to January
Age: 34                               (Series Funds Only)  1996 he was an analyst at SBAM for more than three years.
Charles K. Bardes ..................  Vice President       Vice President of SBAM since 1997. He has been
Age: 39                               (Series Funds Only)  employed by SBAM since 1986.
Thomas A. Croak ....................  Vice President       Vice President of SBAM since 1991.
Age: 38                               (Series Funds Only)
John B. Cunningham .................  Vice President       Vice President of SBAM since 1991.
Age: 35                               (Series Funds Only)

       NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  ----------------------------------------------------
Nancy Noyes ........................  Vice President       Director, SBAM and SBI since January 1996. From
Age: 40                               (Series Funds Only)  August 1992 to January 1996, Vice President, SBAM
                                                           and SBI.
George J. Williamson ...............  Vice President       Vice President of SBAM since 1990.
Age: 66                               (Series Funds Only)
Christina T. Sydor .................  Secretary            Managing Director of SSB; General Counsel and
388 Greenwich Street                                       Secretary of SSBC Fund Management Inc. and Travelers
New York, New York 10013                                   Investment Adviser, Inc.
Age: 48
Lewis E. Daidone ...................  Vice President and   Managing Director of Salomon Smith Barney; Director
388 Greenwich Street                  Treasurer            and Senior Vice President of SSBC and TIA.
New York, New York 10013
Age: 41


Directors of the Series Funds and Institutional Series Funds not affiliated with SBAM receive from their respective funds an annual fee and a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with SBAM do not receive compensation but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


The following lists shareholders of record who held 5% or more of the outstanding shares of the funds as of April 1, 1999. The shareholders of 25% or more of the outstanding shares of a fund are deemed to be 'control persons,' as defined in the 1940 Act, of the funds. As of April 1, 1999, Salomon Brothers Asset Management Inc. and its affiliates, own 0% and 0% of the outstanding shares of the Emerging Markets Debt Fund and the High Yield Bond Fund, respectively.


                    FUND                                         SHAREHOLDER                       PERCENTAGE HELD
--------------------------------------------  --------------------------------------------------   ---------------

Money Market Fund...........................  State Street Bank & Trust TTEE                            41.399%
                                              388 Greenwich Street
                                              New York, NY 10013
                                              Saturn & Co.                                              30.510%
                                              c/o Investors Bank & Trust Co
                                              Boston, MA 02117
                                              Silicon Alley Management Inc                               8.128%
                                              103 Faulk Rd., Ste. 260
                                              Wilmington, DE 19803
High Yield Bond Fund........................  LaSalle National Bank TTEE                                55.865%
                                              FBO Ahold USA Inc Pension Trust
                                              950 East Paces Ferry Road, Ste. 2575
                                              Atlanta, GA 30326
                                              L-3 Communications Corp Master Trust                      34.270%
                                              600 Third Avenue
                                              New York, NY 10016
                                              Town of Plymouth Contributory Retirement System            5.234%
                                              11 Lincoln Street
                                              Plymouth, MA 02360

                    FUND                                         SHAREHOLDER                       PERCENTAGE HELD
--------------------------------------------  --------------------------------------------------   ---------------
Emerging Markets Debt Fund..................  American National Can Company                             49.878%
                                              8770 West Bryn Mawr Avenue
                                              Chicago, IL 60631-3542
                                              L-3 Communications Corp Master Trust                      29.605%
                                              600 Third Avenue
                                              New York, NY 10016
                                              Carnegie Mellon University                                12.170%
                                              5000 Forbes Avenue
                                              Pittsburgh, PA 15116


As of April 1, 1999, directors and officers of the Institutional Series Funds beneficially owned less than 1% of the outstanding shares of any series of the Institutional Series Funds.

COMPENSATION TABLE


The following table provides information concerning the compensation paid to each director of the Series Funds during the fiscal year ended December 31, 1998 and the Institutional Series Funds for the fiscal year ended February 28, 1999. Neither Company provides any pension or retirement benefits to directors. In addition, no remuneration was paid by the Series Funds during the fiscal year ended December 31, 1998 or the Institutional Series Funds for the fiscal year ended February 28, 1999 to officers of either Company including to Mr. McLendon, who is affiliated with SBAM. Accordingly, Mr. McLendon is an 'interested person,' as defined in the 1940 Act.


                                  SERIES FUNDS


                                                        AGGREGATE
                                                      COMPENSATION      TOTAL COMPENSATION
                                                     FROM THE SERIES     FROM OTHER FUNDS
NAME OF PERSON, POSITION                                  FUNDS         ADVISED BY SBAM(A)    TOTAL COMPENSATION(A)
--------------------------------------------------   ---------------    ------------------    ---------------------
Charles F. Barber, Director.......................     $ 11,450.00         $ 135,015.00            $146,465.00(16)
Daniel P. Cronin, Director........................       10,950.00            49,565.00              60,515.00(7)
Carol L. Colman, Director.........................       11,450.00            63,017.00              74,467.00(6)

------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.



                           INSTITUTIONAL SERIES FUNDS


                                                        AGGREGATE
                                                      COMPENSATION
                                                        FROM THE        TOTAL COMPENSATION
                                                      INSTITUTIONAL      FROM OTHER FUNDS
NAME OF PERSON, POSITION                              SERIES FUNDS      ADVISED BY SBAM(A)    TOTAL COMPENSATION(A)
--------------------------------------------------   ---------------    ------------------    ---------------------
Charles F. Barber, Director.......................      $5,833.00          $ 140,632.00            $146,465.00(16)
Daniel P. Cronin, Director........................       5,833.00             54,682.00              60,515.00(7)
Carol L. Colman, Director.........................       5,833.00             68,634.00              74,467.00(6)

------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

                               INVESTMENT MANAGER

Each fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is a wholly owned subsidiary of Citigroup.

SBAM serves as investment manager to each fund pursuant to management contracts dated as of November 28, 1997. The management contract between SBAM and each respective fund provides that SBAM shall manage the operations of each fund, subject to policies established by each Company's Board of Directors. Pursuant to the applicable management contract, SBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each fund's officers, employees and directors affiliated with SBAM. Each fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.


As compensation for its services, Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the fund's average daily net assets. SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the fund's average daily net assets and for a period of at least one year from the date of the Prospectus such expenses shall not exceed .18% of the fund's average daily net assets. For the fiscal years ended December 31, 1996, 1997 and 1998, Money Market Fund paid SBAM $0 (which reflects a waiver of $126,986, $0 (which reflects a waiver of $350,642) and $14,911 (which reflects a waiver of $304,989), respectively, for its services. SBAM also absorbed an additional $23,847 and $47,012 of other expenses for the fiscal years ended December 31, 1996 and 1997).


As compensation for its services, High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the fund's average daily net assets and Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the fund's average daily net assets.


For the fiscal years ended February 28, 1997, 1998 and 1999, SBAM waived all investment management fees from each of High Yield Bond Fund and Emerging Markets Debt Fund, totalling $21,438, $32,193 and $126,508 and $15,317, $75,783,
and $159,813, respectively. SBAM also absorbed an additional $147,817 and $192,736, $173,188 and $205,872 and $84,986 and $10,382 in expenses, respectively.


The management contract for each fund provides that it will continue automatically for successive annual periods provided that such continuance is approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract; and (b) either by the Board of Directors or a majority of the outstanding voting securities. Each management contract may be terminated by either party on 60 days' written notice, and will terminate immediately in the event of its assignment. The management contracts for Money Market, High Yield Bond and Emerging Market Debt Funds were most recently approved by shareholders of the respective funds on January 14, 1998.

Under the terms of the management contract between each fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of

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either SBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to each fund, which policies serve as SBAM's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

ADMINISTRATOR


Institutional Series Funds and Series Funds currently employ SSBC Fund Management Inc. ('SSBC') under their applicable administration agreement to provide certain administrative services to the respective funds. Prior to January 1, 1999, Investors Bank and Trust Company ('IBT') provided such administrative services to the Institutional Series. For the fiscal years ended December 31, 1996, 1997 and 1998, Money Market Fund paid fees of $69,483 (which reflects a waiver of $20,267), $189,460 and $174,815 to Investors Bank & Trust Company ('IBT') under a prior administration agreement. Fees paid to IBT by High Yield Bond Fund for the period May 15, 1996 through February 28, 1997, for the year ended February 28, 1998 and February 28, 1999 were $95,000 (which reflects a waiver of $30,875), $165,100 and $130,310, respectively. Fees paid to IBT by Emerging Markets Debt Fund for the period October 17, 1996 through February 28, 1997 and for the years ended February 28, 1998 and February 28, 1999 were $98,700 (which reflects a waiver of $885), $177,600 and $119,048 respectively.


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DISTRIBUTOR

Shares of the funds are offered on a continuous basis and without a sales charge through CFBDS as distributor pursuant to a distribution agreement between CFBDS and the funds. CFBDS receives no remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares.

EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund directors and officers who are not directors, officers or employees of the fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable fund.

As stated in the Prospectus, Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the fund and, values the fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to Money Market Fund, reasonably designed, taking into account current market conditions and Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the

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purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected and intends to continue to qualify to be treated as a regulated investment company ('RIC') under Subchapter M of the Code.

Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

As a RIC, a fund will not be subject to federal income tax on its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest for such taxable year in accordance with the Code's timing and other requirements. Investment company taxable income generally includes a fund's taxable net investment income plus the excess, if any, of its net short-term capital gain over its long-term capital loss. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each fund expects to designate amounts retained as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included

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in the shareholder's income. Money Market Fund does not expect to recognize any net capital gain.

A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose any income or gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the fund as a RIC under Subchapter M of the Code.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero-coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such bond immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as 'passive foreign investment companies,' the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any 'excess distribution' from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually

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received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.


At December 31, 1998 Money Market Fund had net capital loss carry-forwards available to offset future gains of $2,697, of which $616 expires on December 31, 2004, $333 expires on December 31, 2005, and $1,748 expires on December 31, 2006. At February 28, 1999, the High Yield Fund and the Emerging Market Debt Fund had a net capital loss carry-forward of $112,289 and $6,128,591, respectively.




A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Fund qualifies as a RIC and more than 50% of the value of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder in such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country's government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such fund generally will not be subject to United States federal income tax.

TAXATION OF UNITED STATES SHAREHOLDERS

The Prospectus describes each fund's policy with respect to distribution of net investment income and any net capital gains. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each

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share received equal to such amount divided by the number of shares received.
Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the redemption, exchange or other disposition of fund shares that is treated as a sale under the Code will result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year is 20%. Not later than 60 days after the close of its taxable year the fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum being 35%. If a shareholder redeems or exchanges shares of a fund before he or she has held them for more than six months, any allowable capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a redemption or exchange of fund shares generally will be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares.

If, for any full fiscal year, a fund's total distributions exceed its investment company taxable income and net capital gain, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. In the event a fund distributes a return of capital in excess of a shareholder's adjusted basis, the excess amount will generally be taxable as capital gain.

Dividend and/or capital gain distributions will be reinvested automatically in additional shares of a fund at net asset value and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash.

All dividends and distributions to shareholders will be taxable to shareholders as ordinary income or long-term capital gain, whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from investment company taxable income and from net tax-exempt interest, if any, are taxable to shareholders as ordinary income. A portion of High Yield Bond Fund's dividends may qualify for the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements.

Availability of the deduction to corporate shareholders is also subject to holding period requirements, limitations on debt financing, and other tax consequences. Dividends from the other funds will generally not qualify for the dividends-received deduction.

A fund's distributions from its net capital gain that it properly designates as 'capital gain dividends' are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends-received deduction.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders on December 31 of the year in which the dividend or distribution is declared.


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Each fund may be required to withhold federal income tax at a rate of 31%
('backup withholding') from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee's correct and, when required, properly certified taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholders' dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in a fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a fund.

                                PERFORMANCE DATA

From time to time, a fund may quote its 'yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information will be calculated as described below.

Total return figures show the average annual percentage change in value of an investment in a fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a fund during the period were reinvested in shares of the same fund.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of a fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).

AVERAGE ANNUAL TOTAL RETURN

A fund's 'average annual total return' figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

          P(1+T)'pp'n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years

  ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The performance data represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The following table sets forth the average annual total return for Emerging Markets Debt Fund and High Yield Bond Fund for certain periods of time ending February 28, 1999 (in each case, after management fee waiver and reimbursement of certain expenses).


                                                                                                       FROM INCEPTION
                                                               YEAR ENDED           YEAR ENDED          FEBRUARY 28,
                          FUND                              FEBRUARY 28, 1999    FEBRUARY 28, 1998        1999(1)(2)
---------------------------------------------------------   -----------------    -----------------    -----------------
Emerging Markets Debt Fund...............................         -23.07%              14.61%               -0.81%
High Yield Bond Fund.....................................           0.05%              11.12%                9.24%


(1) Emerging Markets Debt Fund's inception was October 17, 1996

(2) High Yield Bond Fund's inception was May 15, 1996

AGGREGATE TOTAL RETURN

     The 'aggregate total return' figures for a fund, as described in the Prospectus, represent the cumulative change in the value of an investment in fund shares of such class for the specified period and are computed by the following formula:

                          AGGREGATE TOTAL RETURN = ERV - P
                                                  ---------
                                                       P

Where:    P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following table sets forth the aggregate total return for Emerging Markets Debt Fund and High Yield Bond Fund for certain periods of time ending February 28, 1999 (in each case, after management fee waiver and reimbursement of certain expenses).


                                                                                                       FROM INCEPTION
                                                               YEAR ENDED           YEAR ENDED          FEBRUARY 28,
                          FUND                              FEBRUARY 28, 1999    FEBRUARY 28, 1998        1999(1)(2)
---------------------------------------------------------   -----------------    -----------------    -----------------
Emerging Markets Debt Fund...............................         -23.07%              14.61%               -1.92%
High Yield Bond Fund.....................................           0.05%              11.12%               27.98%


(1) Emerging Markets Debt Fund's inception was October 17, 1996

(2) High Yield Bond Fund's inception was May 15, 1996

YIELD

With respect to Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The current yield for Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


For the seven-day period ended December 31, 1998, the annualized yield and effective yield of the Money Market Fund were 5.33% and 5.48%, respectively.


In periods of declining interest rates Money Market Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB/Donoghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

A fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any fund.

                       OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of:
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or

(ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund's Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Custodian. PNC Bank, N.A. currently serves as custodian for Money Market Fund and High Yield Bond Fund. The Chase Manhattan Bank, N.A. ('Chase') serves as custodian for Emerging Markets Debt Fund ('PNC' and together with Chase in such capacity, the 'Custodian'). The Custodian, among other things: maintains a custody account or accounts in the name each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The custodian does not determine the investment policies of a fund, nor decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Transfer Agent. FDISG, a subsidiary of First Data Corporation, located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. As a fund's transfer agent, FDISG: registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee.


Independent Accountants. PricewaterhouseCoopers LLP serves as each fund's independent accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this SAI have been included in reliance upon the report of PricewaterhouseCoopers given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

Counsel. Simpson Thacher & Bartlett serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

Piper & Marbury LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.


Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 1998 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 28, 1999 are incorporated herein by reference.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ITEM 22. FINANCIAL STATEMENTS.


     Registrant's Annual Report for the fiscal year December 31, 1998 is incorporated herein by reference to the Registrant's definitive Rule 30b2-1 filed on February 28, 1999 as Accession No. 0000950130-99-001345.


                       SALOMON BROTHERS SERIES FUNDS INC
                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

EXHIBIT
NUMBER                                                   DESCRIPTION
-------  -----------------------------------------------------------------------------------------------------------
a(1)     -- Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-1A
           (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
a(2)     -- Articles Supplementary (filed as Exhibit 1(b) to Post-Effective Amendment No. 6 to the Registration
           Statement on Form N-1A and incorporated herein by reference).
a(3)     -- Articles Supplementary (filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration
           Statement on Form N-1A and incorporated herein by reference).
a(4)     -- Form of Registrant's Articles of Amendment (filed as Exhibit 1(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
a(5)     -- Form of Articles Supplementary (filed as Exhibit 1(e) to Post-Effective Amendment No. 12 to the
           Registration Statement on Form N-1A and incorporated herein by reference).
a(6)     -- Form of Articles Supplementary (filed as Exhibit 1(f) to Post-Effective Amendment No. 15 to the
           Registration Statement on Form N-1A and incorporated herein by reference).
a(7)     -- Form of Articles Supplementary (filed as Exhibit 1(g) to Post-Effective Amendment No. 17 to the
           Registration Statement and incorporated by reference herein).
a(8)     -- Form of Articles of Amendment (filed as Exhibit 1(h) to Post-Effective Amendment No. 19 to the
           Registration Statement on Form N-1A and incorporated herein by reference).
a(9)     -- Form of Articles Supplementary (filed as Exhibit 1(i) to Post-Effective Amendment No. 19 to the
           Registration Statement on Form N-1A and incorporated herein by reference).
a(10)    -- Form of Articles Supplementary (filed as Exhibit 1(j) to Post-Effective Amendment No. 25 to the
           Registration Statement on Form N-1A and incorporated herein by reference).
b        -- Registrant's By-Laws (filed as Exhibit 2 to the Registration Statement on Form N-1A (File Nos. 33-34423
           and 811-06087) and incorporated herein by reference).
c        -- None.
d(1)     -- Management Contract between Registrant and Salomon Brothers Asset Management Inc ('SBAM') dated November
           28, 1997 relating to the Cash Management Fund (filed as Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).
d(2)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to Institutional Money
           Market Fund (filed as Exhibit 5(b) to Post-Effective Amendment No. 25 to the Registration Statement on
           Form N-1A and incorporated herein by reference).
d(3)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the New York
           Municipal Money Market Fund (filed as Exhibit 5(c) to Post-Effective Amendment No. 25 to the Registration
           Statement on Form N-1A and incorporated herein by reference).
d(4)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the National
           Intermediate Municipal Fund (filed as Exhibit 5(d) to Post-Effective Amendment No. 25 to the Registration
           Statement on Form N-1A and incorporated herein by reference).

EXHIBIT
NUMBER                                                   DESCRIPTION
-------  -----------------------------------------------------------------------------------------------------------
d(5)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the U.S. Government
           Income Fund (filed as Exhibit 5(e) to Post-Effective Amendment No. 25 to the Registration Statement on
           Form N-1A and incorporated herein by reference).
d(6)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the High Yield Bond
           Fund (filed as Exhibit 5(f) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A
           and incorporated herein by reference).
d(7)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the Strategic Bond
           Fund (filed as Exhibit 5(g) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A
           and incorporated herein by reference).
d(8)     -- Subadvisory Consulting Agreement between SBAM and Salomon Brothers Asset Management Limited ('SBAM
           Limited') dated November 28, 1997 relating to the Strategic Bond Fund (filed as Exhibit 5(h) to
           Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).
d(9)     -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the Total Return
           Fund (filed as Exhibit 5(i) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A
           and incorporated herein by reference).
d(10)    -- Management Contract between Registrant and SBAM dated November 28, 1997 relating to the Asia Growth Fund
           (filed as Exhibit 5(j) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and
           incorporated herein by reference).
d(11)    -- Subadvisory Agreement between SBAM and Salomon Brothers Asset Management Asia Pacific Limited ('SBAM
           AP') dated November 28, 1997 relating to the Asia Growth Fund (filed as Exhibit 5(k) to Post-Effective
           Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).
d(12)    -- Form of Management Contract between Registrant and SBAM relating to Small Cap Growth Fund (filed as
           Exhibit 5(l) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and
           incorporated herein by reference).
(e)      -- Distribution Agreement between Registrant and CFBDS, Inc dated September 1, 1998 filed as Exhibit(e) to
           Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A and incorporated herein by reference.
f        -- None.
g(1)     -- Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. will be filed by amendment.
g(2)     -- Form of Custodian Agreement between Registrant and PNC Bank, National Association will be filed by amendment.
h(1)     -- Form of Administration Agreement between Registrant and SBAM is filed as Exhibit(e) to Post-Effective
           Amendment No. 28 to the Registration Statement on Form N-1A and incorporated herein by reference.
h(2)     -- Form of Amendment to Transfer Agency Agreement between Registrant and First Data Investor Services
           Group, Inc (filed as Exhibit 9(d) to Post-Effective Amendment No. 25 to the Registration Statement on
           Form N-1A and incorporated herein by reference).
h(3)     -- Form of Subadministration Agreement between SBAM and SBAM Limited filed as Exhibit 9(f) to
           Post-Effective Amendment No. 18 to the Registration Amendment on Form N-1A (File Nos. 33-34423 and
           811-06087) and incorporated herein by reference.
h(4)     -- Form of Administration Agreement between Registrant and Salomon Brothers Asset Management Inc relating to the Small Cap Growth Fund (filed as Exhibit 9(g) to Post-Effective Amendment No. 25 to the
           Registration Statement on Form N-1A and incorporated herein by reference).

EXHIBIT
NUMBER                                                   DESCRIPTION
-------  -----------------------------------------------------------------------------------------------------------
i        -- Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being Registered
           (filed as Exhibit 10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and
           incorporated herein by reference).
j        -- Consent of Independent Accountants is filed herein.
k        -- None.
l(1)     -- Share Purchase Agreement (filed as Exhibit 13 to Post-Effective Amendment No. 5 to the Registration
           Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
l(2)     -- Form of Share Purchase Agreement relating to National Intermediate Municipal Fund, U.S. Government
           Income Fund, High Yield Bond Fund and the Strategic Bond Fund (filed as Exhibit 13(b) to Post-Effective
           Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
l(3)     -- Form of Share Purchase Agreement Relating to Total Return Fund (filed as Exhibit 13(c) to Post-Effective
           Amendment No. 15 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
           incorporated herein by reference).
l(4)     -- Form of Share Purchase Agreement Relating to Asia Growth Fund filed as Exhibit 13(d) to Post-Effective
           Amendment No. 18 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087 and
           incorporated herein by reference).
l(5)     -- Form of Share Purchase Agreement relating to New York Municipal Money Market Fund (filed as Exhibit
           13(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).
l(6)     -- Form of Share Purchase Agreement relating to Small Cap Growth Fund (filed as Exhibit 13(f) to
           Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).
m        -- Form of Amended Services and Distribution Plan for Salomon Brothers Series Funds Inc will be filed by amendment.
n        -- Financial Data Schedules for Cash Management Fund, National Intermediate Municipal Fund, New York
           Municipal Money Market Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund,
           Total Return Fund, Asia Growth Fund and Institutional Money Market Fund is filed herein.
o        -- Form of Multiclass Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 for the Salomon
           Brothers Series Funds Inc (filed as Exhibit 18(d) to Post-Effective Amendment No. 13 to the Registration
           Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Certain portfolios of the Registrant may be deemed to be under common control with Salomon Brothers Capital Fund Inc because the same (or an affiliated) entity owns greater than 25% of the outstanding shares of one or more classes of shares of such portfolios and such fund.

ITEM 25. INDEMNIFICATION.

     Reference is made to Article VII of Registrant's Articles of Incorporation,
Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and CFBDS, Inc.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     The list required by this Item 26 of officers and directors of SBAM, SBAM Limited and SBAM AP together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of their respective FORM ADV filed by SBAM, SBAM Limited and SBAM AP, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-43335 and 801-51393, respectively).


ITEM 27. PRINCIPAL UNDERWRITER.

     (a) CFBDS, Inc., ('CFBDS') the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Concert Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     CFBDS also serves as the distributor for the following funds: The Travelers Fund UL for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities.

     In addition, CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust I, CitiFunds Trust II, CitiFunds Trust III, CitiFunds International Trust, CitiFunds Fixed

Income Trust, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFunds Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     In addition, CFBDS is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc, Salomon Brothers Variable Series Funds Inc.

     In addition, CFBDS is also the distributor for the Centurion Funds, Inc.

     (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     (1) SBAM
       7 World Trade Center
       New York, New York 10048

     (2) Chase Manhattan Bank
       Chase Metrotech Center
       Brooklyn, NY 11245


     (3) First Data Investor Services Group, Inc.
       P.O. Box 9764
       Providence, RI 02940-9764


     (4) PNC Bank, N.A.
       Airport Business Center
       International Court 2
       200 Stevens Drive
       Lester, Pennsylvania 19113

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 1999.


                                          SALOMON BROTHERS SERIES FUNDS INC
                                          (Registrant)

                                          By        /s/ HEATH B. MCLENDON
                                             ...................................
                                                     HEATH B. MCLENDON
                                                         PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                       TITLE                                DATE
-----------------------------------------  ------------------------------------------------   ------------------

          /S/ HEATH B. MCLENDON            Director and President (Principal Executive          April 30, 1999
 ........................................    Officer)
           (HEATH B. MCLENDON)

                    *                      Director                                             April 30, 1999
 ........................................
           (CHARLES F. BARBER)

                    *                      Director                                             April 30, 1999
 ........................................
            (CAROL L. COLMAN)

                    *                      Director                                             April 30, 1999
 ........................................
           (DANIEL P. CRONIN)

          /S/ LEWIS E. DAIDONE             Executive Vice President and Treasurer               April 30, 1999
 ........................................    (Principal Financial and Accounting Officer)
           (LEWIS E. DAIDONE)

                   *By
          /s/ LEWIS E. DAIDONE
 ........................................
            LEWIS E. DAIDONE
           AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                                 DESCRIPTION
------   -------------------------------------------------------------------------------------------------------
     j   -- Consent of Independent Accountants
     n   -- Financial Data Schedules